As filed with the Securities and Exchange Commission on
                        April 30, 1997
                   Registration No. 33-13754

              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549
                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         X

            PRE-EFFECTIVE AMENDMENT NO.
                                         ------

            POST-EFFECTIVE AMENDMENT NO.   20                   X
                                         ------

                             and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

            AMENDMENT NO.    20                                 X
                           ------

                   ADVANCE CAPITAL I, INC.
-----------------------------------------------------------------
       (Exact Name of Registrant as Specified in its Charter)

One Towne Square, Suite 444, Southfield, Michigan      48076
-------------------------------------------------      ----------
(Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code  (810) 350-8543
                                                   ----------------
John C. Shoemaker, President
Advance Capital I, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering  April 30, 1997
                                              --------------

It is proposed that this filing will become effective (check appropriate box)
     X      immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b)

            60 days after filing pursuant to paragraph (a)(i)

            on (date) pursuant to paragraph (a)(i)

            75 days after filing pursuant to paragraph a(ii)

            on (date) pursuant to paragraph a(ii) of rule 485


The Registrant has previously registered an indefinite number of securities under the Securities Act of 1933, pursuant to (a)(1) of Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ending December 31, 1996 was filed on February 20, 1997.

                           CROSS REFERENCE SHEET

Form N-1A Part A Item                  Prospectus Caption
---------------------                  --------------------
1. Cover Page                          Cover Page

2. Synopsis                            Inapplicable

3. Condensed Financial                 Expense Table and Selected Financial
                                       Information

4. General Description of              Investment Information - Registrant
                                       Investment Objectives - Growth
                                       Funds; Investment Objectives -
                                       Income Funds; Investment Policies of
                                       the Funds; Other Investment Policies;
                                       Investment Risks of Lower Rated
                                       Securities; Investment Limitations;
                                       Description of Capital Stock

5. Management of the Fund              Distribution Plan; Management of the
                                       Company; Expenses of the Company

6. Capital Stock and Other             Investing in the Funds; Redeeming
                                       Shares; Tax Information; Description
                                       of Capital Stock; Miscellaneous

7. Purchase of Securities              Investing in the Funds;
   Being Offered                       Redeeming Shares; Distribution Plan

8. Redemption or Repurchase            Redeeming Shares

9. Pending Legal Proceedings           Inapplicable

ADVANCE CAPITAL I, INC.                             P.O. Box 3144
AN INVESTMENT COMPANY WITH FIVE FUNDS        Southfield, MI 48037
                                          Michigan (810) 350-8543
                                         Toll Free (800) 345-4783
------------------------------------------------------------------
PROSPECTUS
     ADVANCE CAPITAL I, INC. (the COMPANY) is an open-end, diversified management investment company (a mutual fund)
offering shares in five investment portfolios.
INVESTMENT OBJECTIVES:
THE GROWTH PORTFOLIOS:
     The EQUITY GROWTH FUND seeks to provide long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. Total return will consist primarily of capital appreciation (or depreciation).  Current income is not an objective of the EQUITY GROWTH FUND. The BALANCED FUND seeks to provide capital appreciation, current income, and preservation of capital by investing in a diversified portfolio of common stocks and bonds.  Common stocks are generally
expected to represent approximately 60% of total assets, and fixed income securities, including cash reserves, will represent the remaining assets. There is no assurance that either Fund will achieve its investment objective.
THE INCOME PORTFOLIOS:
     The BOND FUND, the LONG TERM INCOME FUND and the RETIREMENT INCOME FUND all seek to provide investors with high current income. Each Fund invests in fixed income securities within prescribed maturity and credit quality standards. There is no assurance that any of these Funds will achieve its investment objective. Up to 33 percent of the RETIREMENT INCOME FUND may be invested in fixed income securities which carry quality
ratings below investment grade from the major rating agencies. Securities with such ratings are commonly referred to as "high yield bonds" or "junk bonds" and are considered speculative by these agencies. See "Investment Risks of Lower Rated
Securities".
-----------------------------------------------------------------
 THIS PROSPECTUS PROVIDES KEY INFORMATION YOU NEED TO KNOW ABOUT THE COMPANY BEFORE INVESTING. WHILE THE PROSPECTUS IS DESIGNED
TO BE CONCISE AND STRAIGHTFORWARD, YOU MAY HAVE QUESTIONS OR REQUIRE ADDITIONAL INFORMATION. PLEASE DO NOT HESITATE TO
CONTACT US DIRECTLY.
                 SET THIS INFORMATION ASIDE FOR FUTURE REFERENCE.
-----------------------------------------------------------------
     Additional information about the COMPANY, contained in the Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the COMPANY at the above address or by calling (810) 350-8543 or (800) 345-4783. The Statement of
Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   April 30, 1997

                           TABLE OF CONTENTS
                                                             Page
                                                             ----
THE EXPENSE TABLE.......................................       2
FINANCIAL HIGHLIGHTS....................................       2
GENERAL INFORMATION.....................................       5
INVESTMENT INFORMATION..................................       5
     Investment Objectives - Growth Funds...............       5
     Investment Objectives - Income Funds...............       5
     Investment Policies of the Funds...................       6
     Other Investment Policies..........................       9
     Investment Risks of Lower Rated Securities.........      11
     Investment Limitations.............................      12
DISTRIBUTION OF SHARES..................................      13
NET ASSET VALUE.........................................      13
INVESTING IN THE FUNDS..................................      13
     Purchases By Mail..................................      13
     Purchases By Wire..................................      13
     Minimum Investment Required........................      14
     What Shares Cost...................................      14
     Certificates and Confirmations.....................      14
     Dividends..........................................      14
     Capital Gains......................................      14
TRANSFERRING SHARES.....................................      14
REDEEMING SHARES........................................      15
     Written Requests...................................      15
     Signatures.........................................      15
     Telephone Requests.................................      15
     Receiving Payment..................................      16
     Redemption Before Purchase Instruments Clear.......      16
     Accounts With Low Balances.........................      16
     Redemption In Kind.................................      16
DISTRIBUTION PLAN.......................................      16
MANAGEMENT OF THE COMPANY...............................      17
EXPENSES OF THE COMPANY.................................      18
TAX INFORMATION.........................................      18
DESCRIPTION OF CAPITAL STOCK............................      19
MISCELLANEOUS...........................................      19

THE EXPENSE TABLE
     The purpose of the Expense Table is to assist in understanding the various fees and expenses, both direct and indirect, that will accompany an investment in the Advance Capital I, Inc. Equity Growth, Bond, Balanced, Long Term Income and Retirement Income Funds (the FUNDS). This information may be useful when comparing these FUNDS to other investment alternatives. See MANAGEMENT OF THE COMPANY and EXPENSES OF THE COMPANY for more information.


                                              EQUITY                           LONG TERM     RETIREMENT
                                              GROWTH      BOND     BALANCED    INCOME        INCOME
                                              ------      ----     --------    ---------     ----------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases
  and Reinvested Dividends
  (as a percentage of offering price)..       0%          0%       0%          0%            0%
 Deferred Sales Load (as a percentage
  of original purchase price)..........       0%          0%       0%          0%            0%
 Redemption Fee........................       None        None     None        None          None
 Exchange Fee..........................       None        None     None        None          None
Annual Fund Operating Expenses
 (as a percentage of average net assets):
 Management Fees.......................       .70%        .40%     .70%        .40%          .50%
 12b-1 Fees (A)........................       .25%        .00%     .25%        .00%          .25%
 Other Expenses........................       .14%        .15%     .11%        .24%          .07%
                                              ----        ----     ----        ----          ----
 Total Fund Operating Expenses.........       1.09%       .55%     1.06%       .64%          .82%
                                              ====        ====     ====        ====          ====

Example:
 You would pay the following expenses       $ 11   $  6   $ 11   $  7  $  8   1 Year
 on a $1,000 investment, assuming           $ 35   $ 18   $ 34   $ 20  $ 26   3 Years
 (1) a 5% annual return and (2)             $ 60   $ 31   $ 58   $ 36  $ 45   5 Years
 redemption at the end of each period.      $133   $ 69   $129   $ 80  $100   10 Years

(A) Annual 12b-1 fees of .25% have been authorized for all FUNDS and suspended indefinitely in the Bond and Long Term Income
Funds.  (See DISTRIBUTION PLAN for additional information)

THE AMOUNTS SHOWN IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED
A REPRESENTATION OF PAST OR FUTURE EXPENSES.  THE ACTUAL
EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1996 and 1995 have been audited by Price Waterhouse LLP, independent accountants, whose report covering those years is included in the Statement of Additional Information. The financial highlights for the periods ended December 31, 1987 through December 31, 1994 were audited by other independent accountants whose reports for those periods expressed unqualified opinions.

     The tables below give you information about each fund's financial history.

                                                 Years Ended December 31,
                              ---------------------------------------------------------------------------------------
EQUITY GROWTH FUND(c)         1996     1995     1994      1993     1992    1991    1990    1989     1988     1987 (b)
                              -----    -----    -----     -----    -----   -----   -----   -----    -----    --------
Selected Per-Share Data
Net asset value,
beginning of period           $12.53   $9.08    $9.46     $9.94    $9.83   $8.89   $9.79   $8.79    $7.46    $10.00
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Income from investment
operations
  Net investment income
  (loss)                      (0.07)   (0.03)   (0.03)    0.12     0.10    0.14    0.19    0.26     0.24     0.11
  Net realized and unrealized
  gain (loss) on investments  2.26     3.48     (0.35)    0.07     0.11    1.78    (0.90)  1.85     1.47     (2.54)
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
  Total from investment
  operations                  2.19     3.45     (0.38)    0.19     0.21    1.92    (0.71)  2.11     1.71     (2.43)
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Less distributions
  Net investment income       0.00     0.00     0.00      (0.12)   (0.10)  (0.14)  (0.19)  (0.26)   (0.24)   (0.11)
  Net realized gain on
  investments                 0.00     0.00     0.00      (0.55)   0.00    (0.84)  0.00    (0.85)   (0.14)   0.00
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Total distributions           0.00     0.00     0.00      (0.67)   (0.10)  (0.98)  (0.19)  (1.11)   (0.38)   (0.11)
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Net asset value, end
of period                     $14.72   $12.53   $9.08     $9.46    $9.94   $9.83   $8.89   $9.79    $8.79    $7.46
                              ======   ======   ======    ======   ======  ======  ======  ======   ======   ======
Total Return                  17.48%   38.00%   -4.02%    2.13%    2.22%   20.94%  -7.47%  23.81%   22.48%   -50.23% (a)

Ratios and Supplemental Data
Net assets, end of period
(in thousands)                $38,767  $25,625  $12,634   $7,577   $7,094  $6,275  $4,310  $2,405   $692     $122
Ratio of expenses to
average net assets            1.09%    1.12%    1.21%     1.16%    1.22%   1.38%   1.46%   1.31%    0.74%    0.58% (a)
Ratio of net investment
income (loss) to average
net assets                    -0.50%   -0.29%   -0.30%    1.27%    1.05%   1.37%   2.04%   2.59%    2.75%    3.30% (a)

Portfolio turnover rate       24.75%   13.86%   18.05%    135.55%  96.05%  86.48%  81.13%  112.31%  156.56%  165.87% (a)
Average commission rate
per share (d)                 $0.0261

                                                 Years Ended December 31,
                              ---------------------------------------------------------------------------------------
BOND FUND                     1996     1995     1994      1993     1992    1991    1990    1989     1988     1987 (b)
                              -----    -----    -----     -----    -----   -----   -----   -----    -----    --------
Selected Per-Share Data
Net asset value,
beginning of period           $10.79   $9.61    $10.82    $10.51   $10.52  $9.91   $9.90   $9.54    $9.83    $10.00
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Income from investment
operations
  Net investment income       0.70     0.70     0.71      0.72     0.70    0.74    0.77    0.78     0.80     0.29
  Net realized and unrealized
  gain (loss) on investments  (0.42)   1.18     (1.21)    0.45     0.01    0.62    0.02    0.36     (0.28)   (0.10)
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
  Total from investment
  operations                  0.28     1.88     (0.50)    1.17     0.71    1.36    0.79    1.14     0.52     0.19
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Less distributions
  Net investment income       (0.70)   (0.70)   (0.71)    (0.72)   (0.70)  (0.74)  (0.78)  (0.78)   (0.81)   (0.36)
  Net realized gain on
  investments                 0.00     0.00     0.00      (0.14)   (0.02)  (0.01)  0.00    0.00     0.00     0.00
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Total distributions           (0.70)   (0.70)   (0.71)    (0.86)   (0.72)  (0.75)  (0.78)  (0.78)   (0.81)   (0.36)
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Net asset value, end
of period                     $10.37   $10.79   $9.61     $10.82   $10.51  $10.52  $9.91   $9.90    $9.54    $9.83
                              ======   ======   ======    ======   ======  ======  ======  ======   ======   ======
Total Return                  2.81%    20.15%   -4.64%    11.48%   7.04%   14.26%  8.52%   12.64%   4.87%    5.59% (a)

Ratios and Supplemental Data
Net assets, end of period
(in thousasands)              $4,430   $4,527   $3,999    $4,741   $5,793  $2,439  $1,488  $778     $565     $143
Ratio of expenses to
average net assets            0.55%    0.55%    0.60%     0.61%    0.75%   0.85%   0.87%   0.86%    0.45%    0.29% (a)
Ratio of net investment
income to average net assets  6.71%    6.80%    7.06%     6.57%    6.69%   7.36%   8.00%   7.93%    8.14%    7.25% (a)

Portfolio turnover rate       19.77%   6.69%    21.92%    35.99%   38.22%  25.47%  7.41%   2.25%    63.69%   0.00% (a)

(a) Annualized.
(b) The period August 5, 1987 (commencement of operations) to December 31, 1987.
(c) Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed by shareholder vote and T. Rowe Price Associates, Inc. became the sub-investment adviser with the primary responsibility for the daily security investment decisions.
(d) For fiscal years beginning after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                                                 Years Ended December 31,
                              ---------------------------------------------------------------------------------------
BALANCED FUND (c)             1996     1995     1994      1993     1992    1991    1990    1989     1988     1987 (b)
                              -----    -----    -----     -----    -----   -----   -----   -----    -----    --------
Selected Per-Share Data
Net asset value,
beginning of period           $12.57   $9.97    $10.58    $10.36   $10.38  $9.55   $10.10  $9.35    $8.33    $10.00
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Income from investment
operations
  Net investment income       0.41     0.35     0.32      0.29     0.33    0.39    0.44    0.48     0.43     0.18
  Net realized and unrealized
  gain (loss) on investments  1.37     2.75     (0.61)    0.22     (0.02)  1.39    (0.55)  1.24     1.01     (1.60)
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
  Total from investment
  operations                  1.78     3.10     (0.29)    0.51     0.31    1.78    (0.11)  1.72     1.44     (1.42)
                              ------   ------   -------   ------   ------  ------  ------  ------   ------   ------
Less distributions
  Net investment income       (0.41)   (0.35)   (0.32)    (0.29)   (0.33)  (0.39)  (0.44)  (0.47)   (0.42)   (0.25)
  Net realized gain on
  investments                 (0.26)   (0.15)   0.00      0.00     0.00    (0.56)  0.00    (0.50)   0.00     0.00
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Total distributions           (0.67)   (0.50)   (0.32)    (0.29)   (0.33)  (0.95)  (0.44)  (0.97)   (0.42)   (0.25)
                              ------   ------   ------    ------   ------  ------  ------  ------   ------   ------
Net asset value, end
of period                     $13.68   $12.57   $9.97     $10.58   $10.36  $10.38  $9.55   $10.10   $9.35    $8.33
                              ======   ======   ======    ======   ======  ======  ======  ======   ======   ======
Total Return                  14.48%   31.53%   -2.72%    4.97%    3.07%   18.32%  -1.08%  18.59%   17.52%   -14.98% (a)

Ratios and Supplemental Data
Net assets, end of period
(in thousands)                $75,202  $59,299  $44,221   $46,690  $42,440 $22,677 $14,128 $3,948   $745     $243
Ratio of expenses to
average net assets            1.06%    1.07%    1.10%     1.08%    1.13%   1.38%   1.35%   1.29%    0.53%    0.51% (a)
Ratio of net investment
income to average net assets  3.17%    3.11%    3.18%     2.77%    3.24%   3.75%   4.56%   4.68%    4.62%    5.08% (a)

Portfolio turnover rate       12.79%   22.72%   34.97%    101.29%  42.39%  50.94%  46.72%  83.79%   106.94%  90.43% (a)
Average commission rate
per share (d)                 $0.0278

LONG TERM INCOME FUND       1996     1995     1994      1993     RETIREMENT INCOME FUND  1996     1995     1994    1993
                            -----    -----    -----     -----                            -----    -----    -----   -----
Selected Per-Share Data                                          Selected Per-Share Data
Net asset value,                                                 Net Asset Value,
beginning of year           $10.78   $9.20    $10.60    $10.00   beginning of year       $10.51   $9.22    $10.54  $10.00
                            ------   ------   ------    ------                           ------   ------   ------  ------
Income from investment                                           Income from investment
operations                                                       operations
  Net investment income     0.70     0.70     0.72      0.74       Net investment income 0.75     0.76     0.76    0.82
  Net realized and un-                                             Net realized and un-
  realized gain (loss)                                             realized gain (loss)
  on investments            (0.51)   1.58     (1.40)    0.77       on investments        (0.31)   1.29     (1.32)  0.61
                            ------   ------   ------    ------                           ------   ------   ------  ------
  Total from investment                                            Total from investment
  operations                0.19     2.28     (0.68)    1.51       operations            0.44     2.05     (0.56)  1.43
                            ------   ------   ------    ------                           ------   ------   ------  ------
Less distributions                                               Less distributions
  Net investment income     (0.70)   (0.70)   (0.72)    (0.74)     Net investment income (0.75)   (0.76)   (0.76)  (0.82)
  Net realized gain on                                             Net realized gain on
  investments               0.00     0.00     0.00      (0.17)     investments           0.00     0.00     0.00    (0.07)
                            ------   ------   ------    ------                           ------   ------   ------  ------
Total distributions         (0.70)   (0.70)   (0.72)    (0.91)   Total distributions     (0.75)   (0.76)   (0.76)  (0.89)
                            ------   ------   ------    ------                           ------   ------   ------  ------
Net asset value, end of                                          Net asset value, end of
year                        $10.27   $10.78   $9.20     $10.60   year                    $10.20   $10.51   $9.22   $10.54
                            ======   ======   ======    ======                           ======   ======   ======  ======
Total Return                2.09%    25.57%   -6.53%    14.43%  Total Return             4.54%    22.96%   -5.34%  13.92%

Ratios and Supplemental                                          Ratios and Supplemental
Data                                                             Data
Net assets, end of year                                          Net assets, end of year
(in thousands)              $1,395   $1,450   $1,163    $1,079   (in thousands)          $170,799 $139,299 $84,162 $47,343
Ratio of expenses to                                             Ratio of expenses to
average net assets          0.64%    0.63%    0.63%     0.64%    average net assets      0.82%    0.84%    0.88%   0.88%
Ratio of net investment                                          Ratio of net investment
income to average net                                            income to average net
assets                      6.86%    6.93%    7.37%     6.60%    assets                  7.45%    7.64%    7.89%   7.41%

Portfolio turnover rate     6.38%    1.74%    15.39%    75.72%  Portfolio turnover rate  8.34%    15.63%   12.27%  37.59%

(a) Annualized.
(b) The period August 5, 1987 (commencement of operations) to December 31, 1987.
(c) Effective December 29, 1993, T. Rowe Price Associates, Inc. became the sub-investment adviser with the primary responsibility for the daily equity investment decisions for the Balanced Fund.
(d) For fiscal years beginning after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

GERERAL INFORMATION
     Advance Capital I, Inc. (the COMPANY) is a mutual fund consisting of five separate portfolios. Each FUND has a specific investment objective and may be used independently or in combination with the other FUNDS, to serve different investment needs. The minimum initial aggregate investment in the COMPANY is $10,000 ($2,000 for IRA Accounts). The initial investment may be distributed among any of the FUNDS as long as a minimum $1,000 investment is maintained in each FUND selected. COMPANY shares are sold, exchanged and redeemed at net asset value. There are no sales commissions or deferred sales charges imposed by the COMPANY.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES - GROWTH FUNDS:

     The EQUITY GROWTH FUND seeks to provide long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. Total return will consist primarily of capital appreciation (or depreciation). Current income is not an objective of the EQUITY GROWTH FUND.

     The EQUITY GROWTH FUND'S share price will fluctuate with changing market conditions, and any investment in it may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the stock market. In addition, stocks of small companies generally are subject to more abrupt or erratic price movements than securities of larger companies or of the market averages in general. There is no assurance that the Fund will achieve its investment objective.

     The BALANCED FUND seeks to provide capital appreciation, current income, and preservation of capital by investing in a diversified portfolio of common stocks and bonds. Common stocks are generally expected to represent approximately 60% of total assets. Fixed income securities, including cash reserves, will represent the remaining assets.

     The Fund's share price will fluctuate with changing market conditions, and any investment in it may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVES - INCOME FUNDS:

     The BOND FUND seeks to provide investors with a high level of current interest income consistent with relative stability of principal and liquidity. In pursuit of this objective, the BOND FUND will invest in debt securities rated no lower than A3 by Moody's Investors Service, Inc. (Moody's) or A- by Standard & Poor's Corporation (S&P) and in U.S. Government obligations and other debt securities of the types listed under OTHER INVESTMENT POLICIES. The average weighted maturity of the portfolio securities will be between 3 and 10 years. There is no assurance that the Fund will achieve its investment objective.

     The LONG TERM INCOME FUND seeks to provide investors with a higher level of current income than that of the BOND FUND, yet still provide consistency relative to stability of principal and liquidity. In pursuit of this objective, the LONG TERM INCOME FUND will invest in debt securities rated no lower than Baa3 by Moody's or BBB- by S&P and in U.S. Government obligations and other debt securities of the types listed under OTHER INVESTMENT POLICIES. The average weighted maturity of the portfolio securities will be between 15 and 30 years. There is no assurance that the Fund will achieve its investment objective.

     The RETIREMENT INCOME FUND seeks to provide investors with the highest level of current income without undue risk of principal. In pursuit of this objective, the RETIREMENT INCOME FUND will invest at least half of the portfolio in government and corporate fixed income securities rated no lower than Baa3 by Moody's or BBB- by S&P. The average weighted maturity of the portfolio securities in the RETIREMENT INCOME FUND will be between 5 and 22 years. The RETIREMENT INCOME FUND seeks to maximize income with respect to a portion of its assets which may be as much as 33 percent of the Fund. Such maximum return is ordinarily associated with high yield, high risk bonds and similar securities in the lower rating categories of the recognized rating agencies. Such high yield, high risk or "junk bonds" generally involve greater price volatility as well as risk of principal and income than do bonds in the higher rating categories. High yield bonds are considered predominately speculative. See INVESTMENT RISKS OF LOWER RATED SECURITIES. There is no assurance that the Fund will achieve its investment objective.

     While the COMPANY will use its best efforts to achieve the investment objective of each FUND, their achievement cannot be assured. No investment objective of any FUND may be changed without a vote of a majority of the particular FUND's outstanding shares (as defined under MISCELLANEOUS). Except as noted below in INVESTMENT LIMITATIONS, none of the investment policies of any FUND may be changed without a vote of the holders of a majority of the outstanding shares of the FUND.

INVESTMENT POLICIES OF THE FUNDS:

     INVESTMENT POLICIES OF THE EQUITY GROWTH FUND: To achieve its objective, the Equity Growth Fund invests primarily in a diversified group of small growth companies (generally under $1.5 billion in market capitalization). These are companies in the development stage of their corporate life cycle, yet have demonstrated or are expected to achieve long-term earnings growth which reaches new highs per share during each major business cycle. Also, companies are sought which are early enough in their corporate life cycle not to have been widely recognized by the investment community. The Equity Growth Fund may also invest in companies which offer the possibility of accelerating earnings growth due to rejuvenated management, new products, or structural changes in the economy. Current income is not a factor in the selection of stocks. The Equity Growth Fund may invest in securities not listed on a national securities exchange, but such securities generally will have an established over-the-counter market.

     While companies in the Equity Growth Fund may offer greater opportunity for capital appreciation than larger, more established companies, investments in small and emerging growth companies involve greater risks. Such companies, for example, may have limited markets, product lines, management or financial resources. Further, stocks traded over-the-counter may trade less frequently and in smaller volume than exchange-listed stocks. These securities may also be more sensitive to market changes than larger, more established companies or the market averages in general. The Equity Growth Fund is suitable only for those investors who are willing and able to assume the risks inherent in its investment program.

     The Equity Growth Fund will have at least 65% of its total assets invested in equity securities, not including stock index futures and options. The Equity Growth Fund invests primarily in common stocks but also may invest in preferred stocks, convertible debt securities, stock index futures and may purchase or write options. The Equity Growth Fund may invest in preferred stocks or convertible debt securities when, in the opinion of the investment adviser, these securities provide a better relationship of risk and expected return than the common stock alone. The Equity Growth Fund may also hold as a temporary defensive measure other types of securities including obligations issued or guaranteed by the U.S. Government, money market instruments, repurchase agreements collateralized by such obligations and cash at such times and in such proportions as, in the opinion of the Investment Adviser or Sub-Adviser, prevailing market conditions may warrant. See OTHER INVESTMENT POLICIES.

     INVESTMENT POLICIES OF THE BALANCED FUND: To achieve its objective, the Balanced Fund invests in common stocks which will consist primarily of larger, established companies, but will also include small and medium-sized companies which are believed by the investment adviser to exhibit good prospects for growth. Bond and fixed income investments will include U.S. Government and agency securities, investment grade corporate securities (rated Baa3 or better by Moody's or BBB- or better by S&P at the time of purchase) and other debt securities of the types listed under OTHER INVESTMENT POLICIES. In the event that a security held by the Balanced Fund is downgraded, the Fund may continue to hold such security until such time as the investment adviser deems it advantageous to dispose of the security. The average maturity of the Fund's fixed income investments will vary with economic conditions.

     The Balanced Fund will generally be invested approximately 60% in equity securities and 40% in debt securities. Equity securities will not represent less than 25% and fixed-income debt securities may represent as much as 75%, but not less than 25%, of the portfolio, with the percentage varying as market conditions change. As the anticipated return from dividends and internal growth of equity securities approaches the expected return available from high-quality fixed-income securities, the incremental return from the more speculative and less senior equity securities declines. As this occurs, the Balanced Fund would increase the portion of its assets invested in fixed-income securities and decrease the portion of the assets invested in equities. Conversely, as the incremental anticipated return from equities exceeds that for fixed-income securities, the Balanced Fund can be expected to increase the portion of its assets invested in equities and decrease that portion invested in fixed-income securities. In the event such movements in anticipated returns from equity and debt securities occur, they are expected to take place gradually over 3 to 5 year periods and may not reach extreme variations. Adjustments in the proportion of the Balanced Fund invested in fixed-income securities may cause an increase in portfolio turnover and an increase in expenses to the Balanced Fund.

     The Balanced Fund may invest in preferred stocks or convertible debt securities when, in the opinion of the investment adviser, these securities provide a better relationship of risk and expected return than the common stock alone, and may also invest in stock index futures and may purchase or write options. The Balanced Fund may also hold as a temporary defensive measure other types of securities including obligations issued or guaranteed by the U.S. Government, money market instruments, repurchase agreements collateralized by such obligations and cash at such time and in such proportions as, in the opinion of the Investment Adviser or Sub-Adviser, prevailing market conditions may warrant. See OTHER INVESTMENT POLICIES.

     INVESTMENT POLICIES OF THE BOND FUND: The Bond Fund will invest at least 65% of its assets in corporate or U.S. Government bonds. The remainder of the Bond Fund may be invested in the following types of securities: preferred stocks, U.S. Government agency securities, U.S. Government obligations and money market instruments (See OTHER INVESTMENT POLICIES for definitions of these types of securities). At no time will more than 50% of the assets be invested in obligations issued or guaranteed by the U.S. Government.

     The Bond Fund will invest in corporate debt obligations and preferred stock rated no lower than A3 by Moody's or A- by S&P.
If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Bond Fund. At no time will bonds rated below BBB- by S&P and Baa3 by Moody's be held in the Bond Fund. The Investment Adviser supplements the rating and the maturity information with internal credit analysis and security research. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital.
Unrated obligations will be considered, if based on the Investment Adviser's analysis of the financial merits of the obligations, it concludes they are of comparable investment quality to the rated instruments. No more than 5% of the portfolio may consist of unrated obligations.

     When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Bond Fund may invest temporarily and without limitation in high-grade, short-term money market instruments.

     The Bond Fund's average weighted maturity will be adjusted according to the interest rate outlook. During periods of anticipated rising interest rates and falling bond prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Bond Fund's net asset value. When rates are expected to fall and bond prices rise, a longer average maturity may be expected. An adjustment in the average maturity of the Bond Fund holdings, due to anticipated changes in interest rates, may cause an increase in portfolio turnover and may result in an increase in expenses to the Bond Fund.

     INVESTMENT POLICIES OF THE LONG TERM INCOME FUND: The Long Term Income Fund will invest at least 65% of its assets in corporate or U.S. Government bonds. The remainder of the Long Term Income Fund may be invested in the following types of securities: preferred stocks, U.S. Government agency securities, U.S. Government obligations and money market instruments (See OTHER INVESTMENT POLICIES for definitions of these types of securities). At no time will more than 50% of the assets be invested in obligations issued or guaranteed by the U.S. Government.

     The Long Term Income Fund will invest in corporate debt obligations and preferred stock rated no lower than Baa3 by Moody's or BBB- by S&P. If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Long Term Income Fund. At no time will securities rated below BB by S&P and Ba2 by Moody's be held in the Long Term Income Fund. The Investment Adviser supplements the rating and the maturity information for the Long Term Income Fund in a manner similar to that for the Bond Fund. Unrated obligations will be considered, if based on the Investment Adviser's analysis of the financial merits of the obligations, it concludes they are of comparable investment quality to the rated instruments. No more than 5% of the portfolio may consist of unrated obligations.

     When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Long Term Income Fund may invest temporarily and without limitation in high-grade, short-term money market instruments.

     The Long Term Income Fund's average weighted maturity will be adjusted according to the interest rate outlook in a manner similar to the Bond Fund as described above. An adjustment in the average maturity of the Long Term Income Fund holdings, due to anticipated changes in interest rates, may cause an increase in portfolio turnover and may result in an increase in expenses to the Fund.

     INVESTMENT POLICIES OF THE RETIREMENT INCOME FUND: The Retirement Income Fund will invest at least 65% of its assets in corporate or U.S. Government bonds. The remainder of the Retirement Income Fund may be invested in the following types of securities: preferred stocks, U.S. Government agency securities, U.S. Government obligations and money market instruments (See
OTHER INVESTMENT POLICIES for
definitions of these types of securities). At no time will more than 50% of the assets be invested in obligations issued or guaranteed by the U.S. Government.

     The Retirement Income Fund will invest at least 50 percent of the portfolio in obligations of, or guaranteed by, the U.S. Government or its agencies or corporate debt securities or preferred stock rated no lower than Baa3 by Moody's or BBB- by S&P. The Fund may invest as much as 33 percent of the portfolio in lower rated, high-yielding securities, rated between Ba1 and B2 by Moody's or between BB+ and B by S&P, which may provide poor protection for payment of principal and interest. These bonds are commonly referred to as "junk bonds". If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Retirement Income Fund. At no time will bonds rated below B- by S&P and B3 by Moody's be held in the Retirement Income Fund.
See "Investment Risks of Lower Rated Securities". The Investment Adviser supplements the rating and the maturity information for the Retirement Income Fund in a manner similar to that for the Bond and Long Term Income Funds. Unrated obligations will be considered, if based on the Investment Adviser's analysis of the financial merits of the obligations, it concludes they are of comparable investment quality to the rated instruments. No more than 5% of the portfolio may consist of unrated obligations. When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Retirement Income Fund may invest temporarily and without limitation in high-grade, short-term money market instruments.

     The Retirement Income Fund has a flexible investment policy which allows the Investment Adviser to adjust the maturity and the quality of the securities held in the portfolio. The average weighted maturity will be adjusted according to the interest rate outlook in a manner similar to the Bond Fund as described above. The mix of the quality of the securities held in the portfolio will similarly be adjusted by the Investment Adviser. The degree to which the Retirement Income Fund holds high yield, high risk securities will be based on the Adviser's forecast of the economy and its judgment concerning the comparative value of high yield, high risk securities and higher quality issues. Any adjustment in the maturity or the quality of the Retirement Income Fund holdings may cause an increase in portfolio turnover and may result in an increase in expenses to the Fund.

OTHER INVESTMENT POLICIES:

     GOVERNMENT OBLIGATIONS: Each FUND may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, and the Small Business Administration. Generally less than 50% of the Bond Fund, the Long Term Income Fund, the Retirement Income Fund or the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund will have less than 5% of its assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when in the opinion of the Investment Adviser a temporary defensive investment posture is warranted.

     Each FUND may invest on a limited basis in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation securities. Each FUND will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes the credit risk with respect to the agency or instrumentality is minimal. No more than 20% of the assets of the Bond Fund, the Long Term

Income Fund or the bonds in the Balanced Fund will be invested in these types of securities. No more than 5% of the Equity Growth Fund will be invested in these types of securities.

     MONEY MARKET INSTRUMENTS: Each FUND, consistent with its primary investment objective, anticipates under normal conditions that no more than 20% of its assets will be invested in high-quality money market instruments. Under unusual market or economic conditions (e.g., if short-term interest rates exceed long term rates) and for temporary defensive purposes each FUND may invest up to 100% of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Savings and Loan Insurance Corporation. Investment in bank obligations is limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investment in time deposits is limited to no more than 5% of the value of a FUND's total assets at the time of purchase.

     Investments in commercial paper will be limited to issues within the highest rating, at the time of purchase, of S&P or Moody's or, if not rated, are determined by the Investment
Adviser to be of comparable quality.

     REPURCHASE AGREEMENTS: The U.S. Government obligations in which the FUNDS invest may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, brokers, dealers, and other recognized financial institutions sell U.S. Government securities (limited to those with remaining maturities of five years or less) to the FUNDS and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The FUNDS or their Custodian will take possession of the securities subject to repurchase agreements. Repurchase agreements may also be viewed as loans made by the FUNDS which are collateralized by the securities subject to repurchase. Advance Capital Management, Inc., the Investment Adviser, will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the FUNDS could experience costs and delays in liquidating the underlying security which is held as collateral, and the FUNDS might incur a loss if the value of the collateral held declines during this period.

     VARIABLE AND FLOATING RATE INSTRUMENTS: Unrated variable or floating rate instruments will make up not more than 5% of any FUND's assets. These instruments require the Investment Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to insure they can meet payment on demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter-term rates.

     NON-INTEREST-BEARING SECURITIES: The Bond Fund has not invested in non-income-producing securities in the past. Further, there are no present plans to invest in non-income-producing securities in the Bond Fund, the Long Term Income Fund or the Retirement Income Fund. Non-income-producing securities include zero coupon bonds, which pay interest only at maturity and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are no plans to do so, the Retirement Income Fund may invest up to 5 percent of its assets in such securities. Should non-interest-bearing securities be held in the Retirement Income Fund, there are special tax considerations associated with them. The Retirement Income Fund will report interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Therefore, the Retirement Income Fund may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

     STOCK INDEX FUTURES CONTRACTS AND OPTIONS: The Equity Growth Fund and the Balanced Fund (the Growth Portfolios) may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. The Growth Portfolios will not use futures contracts for speculation. The Funds will limit the use of futures contracts so that: (1) no more than 5% of the Growth Portfolios' assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 30% of the Equity Growth Fund's total assets or no more than 20% of the Balanced Fund's assets would be represented by such contracts. The Growth Portfolios may also write covered call options and purchase put options on securities and financial indices. The aggregate market value of each Fund's portfolio securities covering call options will not exceed 25% of the Equity Growth Fund's net assets or 15% of the Balanced Fund's net assets. Futures contracts and options can be highly volatile and could reduce each Fund's total return, and a Fund's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the investment adviser to predict future movements in securities prices, interest rates and other economic factors. Each Fund's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.

     PORTFOLIO TRANSACTIONS: Although the FUNDS do not intend to invest for the purpose of seeking short-term profits, securities in the portfolios will be sold whenever the Investment Adviser or Sub-Adviser believes it is appropriate to do so in light of the respective FUND's investment objectives, without regard to the length of time a particular security may have been held. Although it is not possible to predict the annual portfolio turnover rate, it is not expected to exceed 125% for the Equity Growth Fund, the Retirement Income Fund or the equity portion of the Balanced Fund and not expected to exceed 75% for the Bond Fund, the Long Term Income Fund or the bond portion of the Balanced Fund when measured over any extended number of years. Portfolio trading and turnover involve transaction costs which reduce investor returns. Higher portfolio turnover rates will further increase costs. In addition, higher portfolio turnover may increase distributions of taxable capital gains and ordinary income to shareholders.

     The Investment Adviser and Sub-Adviser use various brokerage firms to carry out portfolio transactions. The COMPANY has authorized the Investment Adviser and Sub-Adviser to place brokerage orders with some brokers who help to distribute shares of the FUNDS. The Investment Adviser or Sub-Adviser will do so only when it reasonably believes that the commissions and the transaction quality are comparable to that available from other qualified brokers.

     The COMPANY has authorized the Investment Adviser or Sub-Adviser to pay higher commissions to those firms that provide research services. The Investment Adviser and Sub-Adviser may use this research information in managing the FUNDS' assets, as well as assets of other clients.

INVESTMENT RISKS OF LOWER RATED SECURITIES:

     The Retirement Income Fund may invest as much as 33 percent of the Fund in lower rated, high-yielding securities (rated Ba or lower by Moody's or BB or lower by S&P) which may provide poor protection for payment of principal and interest. These bonds are commonly referred to as "junk bonds". These securities are considered to be speculative and involve greater risk of default or volatility in price changes due to the credit worthiness of the issuer than do securities assigned higher quality ratings.

     The fixed income market has experienced a dramatic increase in the large scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. The high yield, high risk bond market is relatively new and many of the outstanding high yield bonds have not endured a major business recession. A long term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high yield, high risk bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

     High yield, high risk bonds may also carry call risk, or the risk that bonds will be redeemed by the issuer during periods of declining interest rates. Replacing the called bonds with a lower yielding security will reduce the return for investors. Conversely, in periods of rising interest rates, the value of high yield bonds will decline, thereby reducing the value of the Funds assets.

     Credit quality in the high yield, high risk bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons it is the Retirement Income Fund's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality.

     The market for lower rated securities may be less active and thinner than that for higher quality securities. This may adversely affect the price at which these securities can be sold. The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic decline and also following periods of rising interest rates. During a period of economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to continue to service their payment obligations, meet projected goals or obtain additional financing may be seriously impaired. Under such conditions, it may become difficult to value these securities accurately. The Fund may also be forced to sell securities at a significant loss in order to meet shareholder redemptions.

     Overall, investors should expect that the lower quality bonds in the Retirement Income Fund may fluctuate in price independently of the broad bond market and prevailing interest rate trends, and that price volatility at times may be very high, especially as a result of credit concerns, market liquidity and anticipated or actual adverse changes in economic activity.

     The Retirement Income Fund's policies regarding lower rated debt securities are not fundamental and may be changed at any time without shareholder approval.

INVESTMENT LIMITATIONS:

     The following investment limitations are matters of fundamental policy and may not be changed with respect to a FUND without the vote of the holders of a majority of the FUND's outstanding shares (as defined under MISCELLANEOUS).

The FUNDS will not:

 - borrow money or pledge securities;

 - commit more than 10% of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale;

 - purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 15% of the value of each FUND's total assets may be invested without regard to the 5% limitation;

 - invest more than 5% of each respective FUND's total assets in securities of issuers that have records of less than three years of continuous operations;

 - invest more than 25% of each respective FUND's total assets in any one industry;

 - acquire more than 10% of the voting securities of any one issuer.

     If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in such percentage resulting from a change in the value of a FUND's portfolio securities will not constitute a violation of such limitation.

DISTRIBUTION OF SHARES

     Advance Capital Services, Inc., a wholly-owned subsidiary of Advance Capital Group, Inc., is the principal distributor for shares of the COMPANY. It is a Michigan corporation organized on August 5, 1986 and a registered broker-dealer with the National Association of Securities Dealers, Inc. The distributor is responsible for soliciting orders for the sale of shares of the FUNDS and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation.

NET ASSET VALUE

     Each FUND's net asset value per share is determined by dividing the sum of the market or appraised value of all securities and all other assets less liabilities by the number of shares of the FUND outstanding. Each FUND's net asset value per share is calculated on days that the New York Stock Exchange is open.

INVESTING IN THE FUNDS

     Shares of the COMPANY are sold on days on which the New
York Stock Exchange is open. Shares may be purchased either by mail or wire. The COMPANY reserves the right to reject any purchase request.

     PURCHASES BY MAIL: Shares may be purchased initially by completing the Application for Purchase of Shares accompanying this prospectus. Mail the Application and a check payable to Advance Capital I, Inc. to:

  Advance Capital Group, Inc.
  P.O. Box 3144
  Southfield, Michigan  48037

     Orders by mail are considered received the day the check is received by Advance Capital Group.

     Subsequent purchases by mail need only to include a check, the investor's account number, and the amount of money to be invested in each FUND.

     PURCHASES BY WIRE: A completed and signed Application must be on file with Advance Capital Group in order to purchase shares by Federal Reserve wire. For instructions to initiate a wire purchase, call Advance Capital Group on (810) 350-8543 or
(800) 345-4783. The order is considered received immediately. The shares will be priced at the Net Asset Value as next determined after the order is received. Payment by Federal Funds must be received before the close of business on the next business day following the order.

     MINIMUM INVESTMENT REQUIRED: The minimum initial aggregate investment in the COMPANY is $10,000 ($2,000 for IRA Accounts). This investment may be distributed in any of the FUNDS as long as a $1,000 minimum investment is maintained in each FUND selected. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the COMPANY.

     WHAT SHARES COST: Shares of each FUND are purchased or sold at their net asset value, as next determined after an order is received by Advance Capital Group. There are no sales commissions or charges imposed by the COMPANY. Investors who purchase or sell shares through a non-affiliated broker or bank may be charged an additional service fee by that broker or bank.

     The net asset value of each FUND is determined at the close of business of the New York Stock Exchange (currently 4:00 PM
Eastern Time), Monday through Friday, on each day the New York
Stock Exchange is open for trading.

     CERTIFICATES AND CONFIRMATIONS: As transfer agent for the COMPANY, Advance Capital Group maintains a share account for each shareholder of each FUND. Share certificates are not issued.

     Detailed confirmations of each purchase, exchange or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends declared during that month to Bond Fund, Balanced Fund, Long Term Income Fund, and Retirement Income Fund shareholders. Confirmations are sent to report dividends declared at year end to Equity Growth Fund shareholders.

     DIVIDENDS: Bond Fund, Balanced Fund, Long Term Income Fund, and Retirement Income Fund dividends are declared daily, except on Saturdays, Sundays, and holidays and are paid monthly on the last business day of the month. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are proportionally larger to adjust for the FUND's income for the following Saturday and Sunday, or holiday.

     Equity Growth Fund dividends are declared annually and paid on the last business day of the year.

     Dividends for each FUND may be received in cash by selecting the appropriate option on the Application for Purchase of Shares when an account is opened. Otherwise, dividends of all five FUNDS are automatically reinvested in additional shares of the respective FUND unless cash distributions are requested subsequently, in writing, to the transfer agent, Advance Capital Group.

     CAPITAL GAINS: Capital gains, if any, of each FUND will be distributed annually and normally be paid on the last business day of the COMPANY's fiscal year. Capital gains may be received in cash by selecting the appropriate option on the Application for Purchase of Shares when an account is opened. Otherwise, capital gains are paid in the form of additional shares unless cash distributions are requested subsequently, in writing, to the transfer agent, Advance Capital Group.

TRANSFERRING SHARES

     EXCHANGING SHARES AMONG FUNDS: An exchange of a FUND's shares can be made for shares in any of the other four FUNDS of the COMPANY. For tax purposes an exchange is treated as a redemption and a purchase.

     Exchanges by telephone or in writing, are subject to the same authorizations and restrictions as redemptions (See
REDEEMING SHARES and TELEPHONE REQUESTS). All requests must include; the shareholder's name and account number, the name of the FUND being redeemed and the FUND being purchased and the number of shares or dollar amount being exchanged. If share certificates have been issued, they must be properly endorsed and sent by registered or certified mail along with the written request. The Company reserves the right to modify or terminate these exchange procedures or required authorizations in the future. Shareholders will be given at least 60 days notice before any such changes or termination becomes effective.

REDEEMING SHARES

     The COMPANY redeems shares at their net asset value next determined after Advance Capital Group receives the redemption request. There are no deferred sales charges or redemption fees. Redemptions may be made on days on which the New York Stock Exchange is open for business. The redemption request must be received before 4:00 PM Eastern Time for same day processing. Redemption requests must be received in proper form and can be made by written request or by telephone request. Redemption requests for IRA accounts require a signed IRA Distribution Form.

     WRITTEN REQUESTS: Shares may be redeemed by sending a written request to:

  Advance Capital Group, Inc.
  P.O. Box 3144
  Southfield, Michigan  48037

     The request must provide the shareholder's name and account number, the name of the FUND and the share or dollar amount of the redemption. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request.

     SIGNATURES:  Signatures on redemption requests and share
certificates must be guaranteed by:

 - a trust company or commercial bank that is a member of the FDIC; or

 - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchange.

     The COMPANY does not accept signatures guaranteed by a savings bank, savings and loan association or notary public.

     TELEPHONE REQUESTS: Share amounts less than $25,000 may be redeemed or exchanged by telephone if the Telephone Redemption or Exchange Option was completed on the initial Application for Purchase of Shares. For amounts over $25,000, or if the Telephone Redemption or Exchange Option was not completed on the initial application, a written redemption or exchange request must be made with Advance Capital Group and must be signature guaranteed (See REDEEMING SHARES and SIGNATURES). Redemption requests for IRA accounts may not be made by telephone. Shares may be redeemed by calling (810) 350-8543 or (800) 345-4783 any business day between the hours 8:00 AM and 4:00 PM, Eastern Time.

     By establishing the telephone redemption service you authorize Advance Capital Group to: (1) act upon instruction of any person by telephone to redeem or exchange shares from any account for which such service has been authorized; and (2) honor any written instructions pertaining to a redemption for an amount $25,000 or less or for a change of address regardless of whether such request was accompanied by a signature guarantee. You also agree that neither the FUNDS nor Advance Capital Group, Inc. will be liable for following instructions communicated by telephone reasonably believed to be genuine and a loss to the shareholder may result due to an unauthorized transaction. The FUNDS and Advance Capital Group, Inc. will employ reasonable procedures which may include one or more of the following: verifying authorization and requiring some form of personal identification prior to acting upon instructions, and sending a statement each time a telephone exchange is made to confirm that instructions communicated by telephone are genuine.

The Transfer Agent and the COMPANY reserve the right to change, modify, or terminate these services at any time.

     RECEIVING PAYMENT: Normally, a check for the proceeds of a redemption is mailed within one business day, but in no event more than seven days, after receipt of a proper redemption request.

     REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR: When shares are purchased by check, those shares are not available for redemption, except by letter, until the Custodian collects payment for those shares. It is the COMPANY's policy to allow up to 15 calendar days from the date those shares were purchased for such collection.

     ACCOUNTS WITH LOW BALANCES: Due to the high cost of maintaining accounts with low balances, the COMPANY may redeem shares in all FUNDS and pay the proceeds to the shareholder if the total of the account balances in the five FUNDS falls below a required minimum net asset value of $10,000 ($2,000 for IRA accounts) or redeem shares of the specific FUND if that one FUND falls below the $1,000 minimum. This requirement does not apply, however, if the aggregate account balance falls below $10,000 ($2,000 for IRA accounts) because of changes in the net asset values of the FUNDS.

     Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum aggregate requirement.

     REDEMPTION IN KIND: Each FUND of the COMPANY is obligated to redeem shares solely in cash up to $250,000 or 1% of the FUND's net asset value, whichever is less, for any one shareholder within a 90 day period.

     Any redemption beyond this amount will also be cash unless the Board of Directors of the COMPANY determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the FUND will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the FUND's net asset value is determined. The portfolio instruments will be selected in a manner that the Board of Directors deems fair and reasonable.

     Redemption in kind is not as liquid as a cash redemption.
If redemption is made in kind, shareholders receiving their securities and selling them could receive less than the redemption value of their securities and could incur certain transaction costs.

DISTRIBUTION PLAN

     The COMPANY has adopted a Plan of Distribution under which each FUND is permitted to spend up to .25% of its average daily net assets for activities primarily intended to result in sales of shares of any of the FUNDS that comprise the COMPANY, which activities include but are not limited to, compensation of sales personnel; compensation to and expenses, including the cost of equipment, telephones, travel, seminars, stationary, and supplies, of employees of the Distributor who engage in or support distribution of the FUNDS' shares or who service shareholder accounts; development and implementation of direct mail promotions and advertising; and preparation, printing and distribution of company prospectuses and reports for recipients other than existing shareholders. The Plan does not permit non reimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years. The terms of the Plan are incorporated into the COMPANY's distribution agreement with the Distributor. The Board of Directors has suspended indefinitely the 12b-1 fees for the Bond and Long Term Income Funds. Shareholders of the Bond and Long Term Income Funds will be notified 30 days prior to any increase in the 12b-1 fees charged to these Funds.

     During the fiscal year ended December 31, 1996, the COMPANY paid or accrued distribution expenses of $81,923, $0, $166,293, $0 and $392,882 for the Equity Growth, Bond, Balanced, Long Term
Income and Retirement Income Funds respectively, to the COMPANY's distributor, Advance Capital Services.

MANAGEMENT OF THE COMPANY

     BOARD OF DIRECTORS:  The COMPANY is managed by a Board of
Directors. The Directors are responsible for managing the COMPANY's business affairs and for exercising all the COMPANY's powers except those reserved for the shareholders.

     INVESTMENT ADVISER: Advance Capital Management, Inc., a wholly-owned subsidiary of Advance Capital Group, Inc., a financial services and holding company, serves as the Investment Adviser to the COMPANY. The principal business address of Advance Capital Management, Inc. is in Southfield, Michigan. Subject to the general supervision of the COMPANY's Directors and in accordance with each FUND's investment objectives and policies, the Investment Adviser continually conducts investment research and furnishes an investment program for each of the FUNDS of the COMPANY, is responsible for the purchase and sale of each FUND's portfolio securities and maintains the COMPANY's records relating to such purchases and sales.

     SUB-ADVISER: T. Rowe Price Associates, Inc. (TRPA) serves as the investment adviser for that portion of the portfolio assets of the Equity Growth Fund and Balanced Fund which are determined by the Investment Adviser to be invested in common stocks. TRPA is a Maryland Corporation with its principal business address in Baltimore, Maryland. Their primary business is the investment management of assets for no-load mutual funds and other large investment accounts. TRPA is one of the largest 100 percent no-load mutual fund managers in the nation.

     ADVISORY FEES: For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee, computed daily and paid monthly, at the annual rate of .7% of the average daily net assets of the Equity Growth Fund and the Balanced Fund, .4% of the average daily net assets of the Bond Fund and the Long Term Income Fund and .5% of the average daily net assets of the Retirement Income Fund. The Sub-Advisory Agreements do not provide for any increase in the level of fees payable by the Company. For its services, the Sub-Adviser is paid a fee by the Investment Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of .2% percent annually of the average daily net assets of the Equity Growth Fund and of that portion of the Balanced Fund so designated by the Investment Adviser to be invested in common stocks. From time to time, as it may deem appropriate in its sole discretion, the Investment Adviser may waive a portion or all of its advisory fee.

     PORTFOLIO MANAGERS:  John C. Shoemaker, President, Robert
J. Cappelli, Vice President, and Christopher M. Kostiz of Advance Capital Management, Inc., have responsibility for the day-to-day management of the Bond Fund, Long Term Income Fund, Retirement Income Fund and the fixed-income portion of the Balanced Fund. Mr. Shoemaker has been the portfolio manager for all of the funds since their inception (August, 1987 for the Equity Growth, Bond and Balanced Funds and October 6, 1992 for the Long Term Income Fund and Retirement Income Fund). Mr. Cappelli has been a portfolio manager for the Bond Fund and the Balanced Fund since 1991 and for the Long Term Income Fund and Retirement Income Fund since inception. Prior to that, Mr. Cappelli had been actively involved in the investment research and strategy for all of the Advance Capital I Funds since inception. Mr. Kostiz has been a portfolio manager of the Bond Fund, the fixed-income portion of the Balanced Fund, the Long Term Income Fund and the Retirement Income Fund since 1995, and has been involved in the administration, research and investment of these portfolios since 1993. Richard T. Whitney, Managing
Director, T. Rowe Price Associates, Inc. has had responsibility for the day-to-day management of the common stock portions of the Equity Growth and Balanced Funds since December 29, 1993. Mr. Whitney has been at T. Rowe Price Associates, Inc. since 1985 where he has been actively involved in the development and management of their systematic equity process. He is President of the T. Rowe Price Equity Index Fund and the T. Rowe Price Balanced Fund.

     ADMINISTRATIVE SERVICES: Advance Capital Group, the COMPANY's Transfer Agent, also provides the administrative personnel and services necessary to handle the clerical, accounting, and bookkeeping functions required to operate the COMPANY. In its capacity as Transfer Agent, Advance Capital Group arranges for the processing of share purchase and redemption orders, maintains shareholder account records, and serves as dividend disbursing agent. These combined administrative and transfer agent services are provided to the COMPANY at cost.

     TRANSFER AGENT: Advance Capital Group is the transfer agent and dividend disbursing agent for shares of the COMPANY.

EXPENSES OF THE COMPANY

     Except as noted below, the Investment Adviser bears all expenses in connection with the performance of its services.
The COMPANY bears the expenses incurred in its operations. Expenses of the COMPANY include: taxes; fees, including fees paid to its Directors, investment advisory fees, transfer agent and dividend disbursing fees, Securities and Exchange Commission fees, and state qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; charges of the Custodian; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and extraordinary expenses. The COMPANY also pays for brokerage fees and commissions in connection with portfolio securities transactions.

     Expenses of the COMPANY may also include distribution-related expenses which the COMPANY is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940. Such Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the COMPANY and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, up to .25% of each FUND's average daily net assets, for any fiscal year, may be expended for preparation, reproduction and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

TAX INFORMATION

     FEDERAL INCOME TAX: The COMPANY will distribute to shareholders all capital gains and income earned. As such, the COMPANY will pay no federal income tax because it expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

     Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually.

     The Internal Revenue Code of 1986 treats each FUND in a series mutual fund as a separate corporation.

     STATE AND LOCAL TAXES: Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

DESCRIPTION OF CAPITAL STOCK

     The COMPANY was organized as a Maryland Corporation on March 6, 1987. The COMPANY is a series fund offering five classes of shares, each representing shares in one of five separate Funds. Class A common shares represent interests in the Equity Growth Fund, Class B common shares represent interests in the Bond Fund, Class C common shares represent interests in the Balanced Fund, Class D common shares represent interests in the Long Term Income Fund and Class E common shares represent interests in the Retirement Income Fund. Each share has a par value of $.001, which represents an equal proportionate interest in the FUND with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such FUND as are declared in the discretion of the COMPANY's Board of Directors. The COMPANY's Articles of Incorporation authorizes the Board of Directors to classify or reclassify any class of shares into one or more portfolios.

     Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion. At such time shares of capital stock of the COMPANY shall be voted by individual class and only shares of capital stock of the respective class or classes affected by a matter shall be entitled to vote on such a matter. The COMPANY holds an Annual Meeting of Shareholders.

     Certificates for shares will not be issued unless expressly requested in writing to the COMPANY's Transfer Agent, Advance
Capital Group, Inc. and will not be issued for fractional shares or for IRA(s) held by a Custodian.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports describing the COMPANY's investment operations and annual financial statements audited by independent accountants.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the COMPANY or a particular FUND means the affirmative vote of the lesser of (a) 50% of the outstanding shares of the COMPANY or such FUND, or
(b) 67% or more of the shares of the COMPANY or such FUND present at a meeting if the holders of more than 50% of the outstanding shares of the COMPANY or such FUND are represented at the meeting in person or by proxy.

     Inquiries regarding the COMPANY or any of its FUNDS may be directed to the address or telephone number listed on the cover of this Prospectus.

ADVANCE CAPITAL I, INC.              ADVANCE Capital I, Inc.
                                     An investment company with five funds.

INVESTMENT ADVISER:
Advance Capital Management, Inc.                   Equity Growth Fund
One Towne Square, Suite 444                        Bond Fund
Southfield, Michigan 48076                         Balanced Fund
                                                   Long Term Income Fund
SUB-ADVISER: (Equity Growth and Balanced Funds)    Retirement Income Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

INDEPENDENT ACCOUNTANTS:
Price Waterhouse LLP
200 Renaissance Center
Suite 3900
Detroit, Michigan 48243

OFFICERS:
John C. Shoemaker, President
Robert J. Cappelli, Vice President & Treasurer
Charles J. Cobb, Vice President
Kathy J. Harkleroad, Secretary

BOARD OF DIRECTORS:
Joseph A. Ahern
Richard W. Holtcamp
Harry Kalajian
John C. Shoemaker                                   Prospectus
Frank R. Zimmerman                                  April 30, 1997

ADVANCE CAPITAL I, INC.
Statement of Additional Information
April 30, 1997

     This statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus as updated to reflect filing of updated condensed financial information for Advance Capital I, Inc. (the COMPANY), dated April 30, 1997 (the Prospectus). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the COMPANY (the Shares) should be made without first reading the Prospectus. A copy of the Prospectus for the COMPANY may be obtained by writing Advance Capital I, Inc. at P.O. Box 3144, Southfield, Michigan 48037 or by calling (810) 350-8543 or (800) 345-4783.

TABLE OF CONTENTS

                                                              Page

GENERAL INFORMATION ABOUT THE COMPANY......................     2

INVESTMENT OBJECTIVES, POLICIES AND RISK
CONSIDERATIONS.............................................     2

   General.................................................     2
   Additional Information on Portfolio Instruments.........     2
   Additional Investment Limitations.......................     3

DISTRIBUTION PLAN..........................................     4

DESCRIPTION OF SHARES......................................     5

OFFICERS AND DIRECTORS.....................................     6

INVESTMENT ADVISORY AND ADMINISTRATION AND TRANSFER
  AGENT AGREEMENTS.........................................     8

PORTFOLIO TRANSACTIONS.....................................     9

CUSTODIAN..................................................    10

INDEPENDENT ACCOUNTANTS....................................    10

COUNSEL....................................................    10

PERFORMANCE INFORMATION....................................    11

SECURITY VALUATION.........................................    12

ADDITIONAL TAX INFORMATION.................................    12

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........    12

MISCELLANEOUS..............................................    14

DESCRIPTION OF BOND RATINGS................................    14

FINANCIAL STATEMENTS.......................................    15

General Information About the COMPANY:

     ADVANCE CAPITAL I, Inc. (the COMPANY) is a Maryland Corporation organized on March 6, 1987. The COMPANY offers shares in five separate portfolios (the FUNDS). The five portfolios are:

        Equity Growth Fund
	Bond Fund
	Balanced Fund
	Long Term Income Fund
	Retirement Income Fund

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS:

General

     As stated in the Prospectus, the COMPANY offers Shares representing interests in five different investment portfolios. The investment objective of the Equity Growth Fund is to provide long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. The Balanced Fund's investment objective is to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds. Common stocks are generally expected to represent approximately 60% of total assets, and fixed income securities, including cash reserves, will represent the remaining assets. The investment objective of the Bond Fund is to seek a high level of current interest income consistent with the relative stability of principal and liquidity. To achieve this objective, the Bond Fund invests primarily in high-quality, intermediate-term bonds. The Long Term Income Fund seeks a higher level of current interest income than does the Bond Fund, yet still consistent with the relative stability of principal and liquidity. To achieve this objective, the Long Term Income Fund invests in investment grade, long term fixed income securities. The Retirement Income Fund seeks the highest level of current income without undue risk of principal. To achieve this objective, the Retirement Income Fund invests at least half of the portfolio in U.S. Government and investment grade fixed income securities and up to 33 percent of the portfolio in fixed income securities with ratings below investment grade. These high yield, high risk or "junk bonds" generally involve greater price volatility and greater risks to principal and income than do bonds in the higher rating categories. Such high yield bonds are considered predominately speculative.

Additional Information on Portfolio Instruments

   Variable and Floating Rate Instruments

     With respect to unrated variable and floating rate instruments, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of one year or less, a variable and floating rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the COMPANY can recover payment of principal as specified in the instrument.

   Repurchase Agreements

     Repurchase agreements are considered to be loans by the COMPANY under the Investment Company Act of 1940 (1940 Act). The repurchase agreements described in the COMPANY's Prospectus are fully collateralized which means that the value of the collateral security is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. Securities subject to repurchase agreements are held by the COMPANY's custodian or in the Federal Reserve/Treasury book entry system. The Board of Directors shall establish guidelines and standards of review for the Investment Adviser to follow for purposes of determining the credit worthiness of the broker or dealer issuing the repurchase agreement. The Board of Directors will monitor the Investment Adviser's actions in engaging in repurchase agreements for the COMPANY.

Additional Investment Limitations

     In addition to the investment limitations disclosed in the Prospectus, the FUNDS are subject to the following investment limitations which may be changed with respect to a particular FUND only by a vote of a majority of the holders of such FUND (as defined under MISCELLANEOUS in the Prospectus).

	The FUNDS will not:

  1. Invest in bank obligations having remaining maturities in excess of one year, except that (1) securities subject to repurchase agreements may have longer maturities and (2) the Bond Fund, the Long Term Income Fund, the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity.

  2. Make loans, except that each FUND may purchase or hold debt securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3. Purchase securities on margin, make short sales of securities or maintain a short position.

  4. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

  5. Purchase or sell real estate, except that each FUND may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

  6. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs;
provided, however, this shall not prohibit the Equity

Growth Fund or the Balanced Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

  7.  Issue any senior securities.

  8. Invest in companies for the purpose of exercising management or control.

  9. Invest more than five percent of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years.

 10. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

 11. Permit the purchase or retention of the securities of any issuer if the officers, directors or trustees of the COMPANY, its advisers or managers owning beneficially more than one-half of one percent of the securities of such issuer together own beneficially more than five percent of such securities.

DISTRIBUTION PLAN:

     As stated in the Prospectus, the COMPANY has adopted a Plan of Distribution (the Plan) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the Rule). Under the Plan, each FUND is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of the Shares of any of the FUNDS comprising the COMPANY, which activities are summarized in the Prospectus. The Board of Directors has suspended indefinitely the 12b-1 fees for the Bond and Long Term Income Funds.

     Under the Distribution Agreement with Distributor discussed above, each FUND is authorized to reimburse Distributor for its distribution activities (which are the same as those authorized by the Plan) on behalf of each FUND on a monthly basis, provided that any payment by a fund to Distributor, together with any other payments made by such FUND pursuant to the Plan, shall not exceed .02083% of its average daily net assets for the prior month (.25% on an annualized basis).

     The plan was initially approved on July 17, 1987, by the Directors of the COMPANY, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the COMPANY and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors). In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each FUND. At the first Annual Meeting of Shareholders held on July 22, 1988 for the shareholders of the Equity Growth, Bond and Balanced Funds and July 23, 1993 for the shareholders of the Long Term Income and Retirement Income Funds, the Plan of Distribution was approved. A modification of the plan to reduce the aggregate fees charged under the plan to .25% annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended December 31, 1996, the COMPANY paid or accrued distribution expenses of $81,923, $0, $166,293, $0 and $392,882 for the
Equity Growth, Bond, Balanced, Long Term Income and Retirement Income Funds, respectively, to the COMPANY's distributor, Advance Capital Services, Inc.

     The Plan requires that, at least quarterly, the Directors must review a written report prepared by the Treasurer of the COMPANY enumerating the amounts expended and purposes therefor under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the COMPANY be made by such disinterested Directors.

DESCRIPTION OF SHARES:

     The COMPANY's Articles of Incorporation authorize the Board of Directors to issue up to one billion shares of capital stock, and to classify or reclassify any unissued shares of the COMPANY into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. All of the COMPANY's authorized capital is currently classified into five classes of Shares, each representing interests in one of five separate investment portfolios - the Equity Growth Fund, the Bond Fund, the Balanced Fund, the Long Term Income Fund and the Retirement Income Fund.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, the COMPANY's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the COMPANY or an individual FUND, shareholders of a FUND are entitled to receive the assets available for distribution belonging to the particular FUND, and a proportionate distribution, based upon the relative asset values of the respective FUNDS, of any general assets of the COMPANY not belonging to any particular FUND which are available for distribution.

     Shareholders are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interest of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the COMPANY's Shares may elect all of the directors, irrespective of the votes of other shareholders.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the COMPANY shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each FUND affected by the matter. A FUND is affected by a matter unless it is clear that the interests of each FUND in the matter are substantially identical or that the matter does not effect any interest of the FUND. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a FUND only if approved by a majority of the outstanding Shares of such FUND. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of the COMPANY voting without regard to class.

     The COMPANY's Articles of Incorporation authorize the Board of Directors, with shareholder approval, to (a) sell and convey the assets of a FUND to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding
Shares of the FUND involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a FUND's assets into money and, in connection therewith, to cause all outstanding Shares of the FUND involved to be redeemed at their net asset value; or (c) combine the assets belonging to a FUND with the assets belonging to another FUND, if the Board of Directors reasonably determines that such combination will not have material adverse effect on shareholders of any FUND participating in such combination, and, in connection therewith, to cause all outstanding Shares of any FUND to be redeemed at their net asset value or converted Shares of another class of capital stock at net asset value. In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market price of the FUND's portfolio securities. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the FUND's shareholders at least 30 days prior thereto.

     Notwithstanding any provision of Maryland law requiring a greater vote of the COMPANY's common stock (or of the Shares of a FUND voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the COMPANY's Articles of Incorporation, the COMPANY may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the COMPANY voting without regard to class.

OFFICERS AND DIRECTORS:

     Officers and Directors of the COMPANY, their addresses, principal occupations during the last five years, and other affiliations are as follows:

                     Positions        Principal Occupations
Name and Address     & Offices        During Past 5 Years
---------------------------------------------------------------------
*John C. Shoemaker   Director and     President & Director, Advance
One Towne Square     President        Capital I, Inc.; President,
Suite 444                             Advance Capital Management, Inc.
Southfield, MI 48076
---------------------------------------------------------------------
Robert J. Cappelli   Vice-President   President, Advance Capital
One Towne Square     and Treasurer    Services, Inc.; Vice President
Suite 444                             & Treasurer, Advance Capital I, Inc.
Southfield, MI 48076
---------------------------------------------------------------------
Charles J. Cobb      Vice President   Vice President, Advance Capital
One Towne Square                      I, Inc.; Regional Representative,
Suite 444                             Advance Capital Services, Inc.;
Southfield, MI 48076                  Controller, Advance Capital I, Inc.,
                                      Advance Capital Group, Inc.
---------------------------------------------------------------------

	             Positions	      Principal Occupations
Name and Address     & Offices        During Past 5 Years
----------------------------------------------------------------------
Kathy J. Harkleroad  Secretary        Secretary, Advance Capital I, Inc.;
One Towne Square		      Director of Client Services,
Suite 444		              Advance Capital Services, Inc.
Southfield, MI 48076
----------------------------------------------------------------------
Joseph A. Ahern      Director         Attorney and Partner, Stark, Reagan &
3208 E. Breckenridge                  Finnerty, P.C.
Bloomfield Hills, MI 48301
----------------------------------------------------------------------
Richard W. Holtcamp  Director         Retired General Manager - Marketing,
27 Oyster Rake Lane                   Michigan Bell Telephone; Director of
Hilton Head Is., SC 29926             Marketing and Consultant,
                                      Fishburne & Co., Inc.
----------------------------------------------------------------------
Harry Kalajian       Director         Retired Executive Vice President -
2401 Eimen Road                       Finance & External Affairs, Michigan
Traverse City, MI 49686               Bell Telephone; Treasurer, WTVS
                                      Public Television, Channel 56
                                      Detroit; Vice Chairman, Board of
                                      Trustees, Grace Hospital, Detroit
----------------------------------------------------------------------
Frank R. Zimmerman   Director         Retired President, Illinois Bell
175 N. Harbor Drive                   Telephone Company; Director, Executive
Apt. 2506                             Service Corp. of Chicago; Director,
Chicago, IL 60601                     First Methodist Episcopal Aid Society
----------------------------------------------------------------------

      *"Interested person" of the COMPANY as defined in the Investment Company Act of 1940.

     Advance Capital Management, Inc., Investment Adviser, and Advance Capital Services, Inc., Distributor, are wholly owned subsidiaries of Advance Capital Group, Inc., Administrator and Transfer Agent. Directors who are not affiliated with any of the Advance Capital companies are paid an annual fee of $1,000 plus $100.00 for each meeting attended plus reimbursement of expenses incurred in attending such meetings. No officer or director received any other compensation directly from the COMPANY. Messrs. Shoemaker and Cappelli, who are shareholders of Advance Capital Group, Inc., may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. The Company was charged investment management fees totaling $1,503,599 for 1996. For the same period all administrative fees were waived.

INVESTMENT ADVISORY AND ADMINISTRATION AND TRANSFER AGENT
AGREEMENTS:

     Advance Capital Management, Inc. serves as Investment Adviser to the FUNDS. Under Asset Manager's Agreements, signed December 21, 1993 and December 17, 1993, T. Rowe Price Associates, Inc., has been hired as a Sub-Adviser to the Equity Growth and Balanced Funds. These agreements were approved at a Special Meeting of Shareholders on October 28, 1993. The Investment Adviser and Sub-Adviser have agreed to provide to the COMPANY the advisory services described in the Prospectus and in the Investment Advisory Agreement. The Investment Adviser has also agreed to pay certain expenses, including the fees associated with hiring of a Sub-Adviser, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the COMPANY.

     Specifically, the Investment Adviser will pay in full for (a) the salaries and employment benefits of all of its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.

     The Investment Advisory Agreement provides that the Investment Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the COMPANY in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Investment Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

     Advance Capital Group, Inc. serves as the COMPANY's Administrator and Transfer Agent. Under the Administration and Transfer Agent Agreement, Advance Capital Group, Inc. as Administrator agrees to maintain office facilities for the COMPANY, furnish the COMPANY with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the COMPANY, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective FUNDS. The Administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the COMPANY's operations. Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions, issuing dividend and capital gains checks, authorizing payment by the Custodian, and maintaining dividend and capital gains payment records. The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information, daily confirmations of transactions in FUND Shares and issuing Share certificates upon request by shareholders. In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts.

     If the expenses borne by any FUND in any fiscal year exceed expense limitations imposed by applicable state regulations, Advance Capital Management, Inc. will reimburse the COMPANY for a portion of any such excess to the extent required by such regulations up to the amount of fees payable to it or it may effect such reimbursement regardless of the fees payable to it. Such amount, if any, will be estimated, reconciled and paid on a monthly basis.

PORTFOLIO TRANSACTIONS:

     Subject to the general control of the COMPANY's Board of Directors, the Investment Adviser and Sub-Adviser, are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities.

     Although the FUNDS do not intend to invest for the purpose of seeking short-term profits, securities in the portfolios will be sold whenever the Investment Advisor believes it is appropriate to do so in light of the respective FUND's investment objectives, without regard to the length of time a particular security may have been held. Portfolio turnover may vary from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the COMPANY to receive certain favorable tax treatment. Although it is not possible to predict the annual portfolio turnover rates, it is not expected to exceed 125% for the Equity Growth Fund, the Retirement Income Fund and the equity portion of the Balanced Fund and not expected to exceed 75% for the Bond Fund, the Long Term Income Fund and the bond portion of the Balanced Fund when measured over any extended number of years. Portfolio turnover will not be a limiting factor in making portfolio decisions.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the COMPANY, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

     The Investment Advisory Agreement between the COMPANY and the Investment Adviser and the Asset Manager's Agreement between the Investment Adviser and the Sub-Adviser, both provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser and Sub-Adviser shall consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory
Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of the COMPANY's
Board of Directors from time to time with respect to the extent and continuation of this policy, to cause any of the FUNDS to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment direction. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

     Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser or Sub-Adviser and does not reduce the investment advisory fee payable to the Investment Adviser by the COMPANY. Such information may be useful to the Investment
Adviser or Sub-Adviser in servicing both the COMPANY and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser or Sub-Adviser in carrying out its obligations to the COMPANY.

     The COMPANY has authorized the Investment Adviser to place brokerage orders with some brokers who distribute the COMPANY's Shares. The Investment Adviser will do so only when it reasonably believes that the commissions and the transaction quality are comparable to that available from other qualified brokers.

     Portfolio securities will not be purchased from or sold to the Investment Adviser, the Sub-Adviser, the Distributor or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

CUSTODIAN:

     Huntington Banks of Michigan is "Custodian" of the Company's assets. Under the custodian agreement, Custodian has agreed to
(i) maintain separate accounts in the name of the Company; (ii) make receipts and disbursements of money on behalf of the Company; (iii) collect and receive all income and other payments and distributions on account of the Company's portfolio securities; (iv) respond to correspondence from securities brokers and other relating to its duties; (v) maintain certain financial accounts and records; (vi) make periodic reports to the Company's Board of Directors concerning the Company's operations. Under the custodian agreement, Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.

INDEPENDENT ACCOUNTANTS:

     Price Waterhouse LLP, with offices at 200 Renaissance Center, Suite 3900, Detroit, Michigan 48243 serve as independent accountants for the COMPANY. The financial highlights and financial statements of the COMPANY included in the Prospectus and the Statement of Additional Information, respectively, have been audited by Price Waterhouse LLP for the years ended
December 31, 1995 and 1996 referred to in their report thereon.

COUNSEL:

     Berry Moorman, 600 Woodbridge Place, Detroit, Michigan 48226, are counsel to the COMPANY and will pass upon the legality of the Shares offered in the Prospectus.

PERFORMANCE INFORMATION:

     From time to time, each FUND may state its total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Fund's average annual compounded rate of return over the most recent 1 year period or life of the FUND.

     Each FUND's average annual compounded rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                             n
                       P(1+T) = ERV

Where:	 P  = 	a hypothetical initial purchase order of $1,000
from which the maximum sales load ( 0 ) is deducted

T  =   average annual total return
n  =   number of years
ERV= redeemable value of the hypothetical $1,000 purchase at the end of the period

	Aggregate total return is calculated in a similar manner, except that the results are not annualized.

	The performance for each of the FUNDS, as shown below, is the average annual return for the FUNDS for the periods listed;
Security prices fluctuate during the period covered and the past results should not be considered as representative of future performance.

                               Average Annual Return
                               ---------------------

                        Past 1    Past 5    Past 10
                        Year      Years     Years
                        ------    -------   -------
Equity Growth *	        17.48%	  N/A	    N/A
Bond		         2.81%	  7.05%	    N/A
Balanced **	        14.48%	  9.64%     N/A
Long Term Income	 2.09%	  N/A	    N/A
Retirement Income	 4.54%	  N/A	    N/A

* Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed by shareholder vote and T. Rowe
Price Associates, Inc. became the sub-investment adviser with the primary responsibility for the daily security investment decisions.

**     Effective December 29, 1993, T. Rowe Price Associates, Inc.
became the sub-investment adviser with the primary responsibility for the daily equity security investment decisions for the Balanced Fund.

SECURITY VALUATION:

     The FUNDS' assets are valued as follows: (a) stocks which are traded on the New York Stock Exchange are valued at the last sale price on that Exchange on the valuation day or, if no sale occurs, at the mean between the closing bid and asked price; (b) other stocks are valued in the manner described in (a) if traded on any other exchange or on the National Association of Securities Dealers NASDAQ; (c) over-the-counter stocks quoted on the National Association of Securities Dealers NASDAQ system are valued at the bid price supplied through such system; (d) over-the-counter common and preferred stocks not quoted on the NASDAQ system are valued at the mean between the last bid and asked price, and (e) all other securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculation may be done by others. Money market instruments held by the FUNDS with a remaining maturity of sixty days or less will be valued at amortized cost.

ADDITIONAL TAX INFORMATION:

     The Internal Revenue Code of 1986 treats each FUND in a series mutual fund as a separate corporation. As such, each FUND intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1954. The COMPANY intends to distribute to shareholders of each FUND all capital gains and income earned.

     Unless otherwise exempt, shareholders are required to pay Federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually.

     At the time of your purchase, the FUND's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the FUND. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES:

Controlling Persons

	As of April 9, 1997, no individual owned of record or beneficially 25% or more of any Class of stock or, in any other manner, represents a controlling interest in the COMPANY.

Principal Holders of Securities

     As of April 9, 1997 the following individuals were known to own of record or beneficially 5% or more of the outstanding shares of a particular class of Shares of the COMPANY:

CLASSES A,C, and E

	NOTHING TO REPORT

                                                      PERCENT
        NAME AND ADDRESS                    SHARES    OF CLASS
        ----------------                    ------    --------
CLASS B
        Dezena Mary Houghton	            23,558    5.89%
        13558 Ward Street
        Southgate, MI 48195

CLASS D
	Sarah M. Beechler           	    5,832     5.16%
	2814 Briarcliff
	Ann Arbor, MI 48105

	Russell A. Bobcean                  8,823     7.81%
	Donna Marie Bobcean
	7071 Reams Road
	Alanson, MI 49706

        Cecile E. Carter                    8,050     7.13%
	365 Sand Point
	Mead, OK  73449

	Dennis J. Casey                     6,272     5.55%
	811 East Pointe
	Port Huron, MI  48060

        Ann F. Mienaltowski                 8,361     7.40%
	13573 Kingsville
	Sterling Heights, MI  48312

	Gerald R. Rice                      8,569     7.59%
	1912 Norwood Drive
	Midland, MI 48640

	Elden A. Rutenbar                   6,341     5.62%
	17300 Delaware
	Redford, MI  48240


                                      13

        Susan M. Willmer                    6,601     5.84%
        5811 Cabrena
        Lansing, MI 48917

Principal Holders of Securities (Directors and Officers)

     As of April 9, 1997, all directors and officers as a group (8 persons) owned 65,884 Class A shares (2.2%), 6,892 Class B shares (1.7%), 16,856 Class C shares (.3%), 0 Class D shares, and 671 Class E shares (.0%).

MISCELLANEOUS:

     As used in the Prospectus, "assets belonging to a FUND" means the consideration received by the COMPANY upon the issuance of Shares in that particular FUND, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the COMPANY not belonging to a particular FUND. In determining a FUND's net asset value, assets and liabilities of the COMPANY are normally allocated in proportion to the relative asset values of the respective FUNDS. Subject to the provisions of the COMPANY's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular FUND, are conclusive.

DESCRIPTION OF BOND RATINGS:

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its bond ratings: AAA - judged to be the best quality. They carry the smallest degree of investment risk; AA
- judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA
- judged to have speculative elements; their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; CAA - are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA - speculative in a high degree; often in default; C - lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poors Corporation ("S&P") description of its bond ratings: AAA - highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA - also qualify as high grade obligation. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A - regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC and CC are predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

FINANCIAL STATEMENTS:

The following is attached:

     (1) Annual Report for year ended December 31, 1996. The Annual Report includes: Investment Performance, Financial Highlights,
Portfolio of Investments, Statement of Assets and Liabilities,
Statement of Operations, Statement of Changes in Net Assets,
Notes to Financial Statements, the Independent Accountants'
Report, and Additional Information.

ANNUAL REPORT

December 31, 1996


ADVANCE CAPITAL I, Inc.
An investment company with five funds

TABLE OF CONTENTS
----------------------------------------
                                    Page
A letter to our shareholders..........2
Investment Performance................4
Financial Highlights.................11

PORTFOLIO OF INVESTMENTS

     Equity Growth Fund..............16
     Bond Fund.......................21
     Balanced Fund...................24
     Long Term Income Fund...........34
     Retirement Income Fund..........37

Statement of Assets and Liabilities..44
Statement of Operations..............45
Statement of Changes in Net Assets...46
Notes to Financial Statements........49
Report of Independent Accountants....53
Additional Information...............54

Dear Shareholders,

     The year 1996 marked the second consecutive year of double digit stock returns. It was also one of the best performing back-to-back-year periods in history. After a rather uninteresting 1994, these two years could not have better reinforced the concepts of staying the course and investing for the long term. Those late-1994 investors who, tempted by the headlines, reallocated their portfolios from stocks have paid a high price for their lesson. In the two years since, the S&P 500 Index has returned 61.3 percent and the Dow Jones Industrial Average has returned 68.2 percent. Long term history continues to be the best guide for long term investing. Headlines can be a great distraction and, if heeded, a great detriment to performance.

     Today factories are operating near capacity, corporate profits are strong, unemployment is low and consumer confidence and spending remain high. The Federal Reserve's three year commitment to control inflation and produce the proverbial "soft landing" appears to have worked. This record-setting prosperity continues to encourage investors to move stocks to higher and higher levels. This very success itself is now worrying an increasing number of investors. One can argue, and many do, that stocks are ten to fifteen percent overpriced, that a correction is in the future and, perhaps, is imminent. For the long term investor this caution, even if accurate, is not relevant. One can never tell exactly when to exit and, having done so, when to reenter. Avoiding stock corrections is highly desirable but the potential cost (of an error) is too high to warrant the attempt.

     For the year 1996 the Advance Capital I Funds produced returns that were in-line with most averages. The Equity Growth Fund, in its third year as a small to mid-cap growth stock fund, increased 17.5 percent in value while the Lipper Analytical Services Index of Mid-Cap Stock funds increased 16.3 percent. The Balanced Fund with its 60-40 mix of stocks and bonds, increased 14.5 percent compared to a 13.0 percent increase in the Lipper Balanced Fund Index. The Bond and Long Term Income Funds returned 2.8 and 2.1 percent respectively, while the Lipper Index of A-Rated bond Funds increased 2.6 percent. Finally, the Retirement Income Fund returned 4.5 percent compared with the Lipper Index of BBB-Rated Bond Funds which returned 4.1 percent.

     Our view of 1997 is that the economic status quo will continue, at least for the first half of the year. Economic signals continue to be mixed and the pace of the economy is high but relatively stable. Signs of pending inflation continue to be elusive, which is good for both stocks and bonds. We do anticipate a moderate slowing in eco-
                                  2
nomic activity in the second half of the year. Such a slowdown could discourage stock investors and trigger a long-anticipated correction. This, in our view, is part of the normal progress of the stock market. We see no signs of doom on the horizon for either stocks or bonds. After the blistering pace set by stocks in 1995 and 1996 it would be foolhardy not to anticipate a cooler, calmer 1997. In fact a "normal year" of 12 percent or so for stocks would be very calm, indeed, by comparison to the recent past. For bonds we expect a coupon-clipping year in the six to eight percent range. Dramatic pressures on inflation and interest rates, in either direction, are just not visible and we do not anticipate any.

     At December 31, 1996, the five Advance Capital I, Inc. Funds held about $290 million in total assets, a 26 percent increase from the prior year. Our focus has been and will remain on the long term. Proper investment decisions and broad diversification in respective categories is the cornerstone to our investment philosophy. We fully expect this approach, combined with our careful attention to costs, will continue to serve our investors well, over time. We thank you for your continued confidence and look forward to providing you and others with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service , please call us. We appreciate the opportunity to answer your questions or to discuss financial or investment matters that may be of interest to you. Our toll-free number is (800) 345-4783.

	         	  Sincerely,

/s/ Robert J. Cappelli            /s/ John C.Shoemaker
Robert J. Cappelli                John C. Shoemaker

February 7, 1997
                                  3

INVESTMENT PERFORMANCE

     Advance Capital I, Inc. is an open-end, diversified management investment company offering investment opportunities in five mutual fund portfolios.

        1996 FUND RESULTS
        Equity Growth         17.48%
        Bond                   2.81%
        Balanced              14.48%
        Long Term Income       2.09%
        Retirement Income      4.54%

     The accompanying comments are intended to help investors evaluate the dynamics of mutual fund performance. The charts and tables that follow show the average annual return of each Fund as well as selected measures of general stock and bond market returns. The Consumer Price Index (CPI) is also shown to illustrate the impact inflation has on investment returns.

     Figures for the life of the Bond and Balanced Funds begin August 31, 1987, a few days after the funds started. The Long Term Income Fund and Retirement Income Fund figures begin January 1, 1993, the start date for those funds. The historical figures for the Equity Growth Fund begin January 1, 1994, a few days after the substantial change in the investment objectives and the addition of T. Rowe Price as a sub-investment advisor to the Fund.

THE EQUITY GROWTH FUND IN 1996

     The Advance Capital I Equity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small, rapidly growing companies.

        TOP FIVE INDUSTRIES
        Computer Software        11.7%
        Retail Store              6.6%
        Medical Services          6.4%
        Medical Supplies          5.1%
        Computer Peripherals      4.8%

     The Equity Growth Fund returned 17.48 percent in 1996 while the NASDAQ Composite Index returned 22.71 percent and the S&P 500 Index (with dividends reinvested) returned 22.95 percent. The accompanying graph shows the cumulative performance of the Equity Growth Fund, the S&P 500 Index, the NASDAQ Composite Index and the Consumer Price Index (CPI) since the beginning of 1994. The dramatic performance of the largest companies, which dominate these indices, accounts for the difference in performance with the Equity Growth Fund, which is broadly diversified across the mid-cap stock universe.

     For a second straight year, low inflation, sound economic growth and record inflows into stock mutual funds has produced dramatic stock returns. Market indices dominated by stocks with the largest market capitalization returned 20 percent or better for the year, hitting record highs along the way. As the five year expansion and two plus years of record stock returns enters another year, the forces that determine stock values point toward stable, but unnerving fundamentals.

     In a normal business cycle, wage and commodity inflation become issues as the expansion matures. The Federal Reserve Board, however, has been able to hold both consumer and producer price inflation at the average for the last five years. Wage growth, adjusted for inflation, has been flat for the last
decade.   Stock investing has
                                  4
now entered unchartered territory. The continuation of a five year expansion with no significant signs of inflation has produced fertile ground for the massive growth in stocks values. The challenge ahead for the Federal Reserve is to moderate late-expansion period excesses such as higher wages or higher commodity prices.

     For the last five years corporations have down sized their work forces and upgraded their technology in efforts to increase productivity and reduce expenses. These decisions have produced strong corporate earnings and correspondingly higher stock prices. In select industries further cost reduction is possible, but future earnings will be driven by improvements in technology and the general prosperity of the economy. In the absence of a domestic or global recession, corporate earnings in 1997 should hold no real surprises that would prove detrimental to the stock market.

     In the near term the market's success, not higher inflation or lower earnings, may prove to be its biggest risk. As investors scramble to participate in record stock returns, they have poured millions into mutual funds. Portfolio managers, flush with cash, have been forced to choose between holding money market instruments or investing in a stock market that has appeared overpriced. Because the penalty for holding cash in a rising market is great, most portfolio managers have been forced to invest. This increased demand for stocks has created a market that is somewhat overpriced by historical measures. Although economic fundamentals remain strong, rational investors realize that record setting stock returns will not last indefinitely. The year ahead may prove erratic for stocks. If economic fundamentals remain sound, and cash flows into mutual funds continue at a strong pace, stocks should provide average returns for the full year 1997.

THE EQUITY GROWTH FUND

[EDGAR REFERENCE - S & P 500, NASDAQ, EQUITY GROWTH AND CPI
INDEX LINE CHART FOR 1994-1996]

Average Annual Returns for Periods Ended December 31, 1996
                              Past 1     Past 5     Life of
                              Year       Years      Fund
                              ------     ------    -------
Equity Growth Fund            17.48%     N/A       15.87%
NASDAQ Composite Index        22.71%     N/A       18.42%
S&P 500 Index                 22.95%     N/A       19.63%
Consumer Price Index (CPI)     3.45%     N/A        2.90%

     Past performance should not be used to attempt to predict
future performance.
                                  5

THE BOND FUND IN 1996

     The Advance Capital I Bond Fund seeks to provide investors with stable income from high quality investment grade bonds and U.S. government bonds.

        As of 12/31/96
        Average Maturity      7.8 Years
        Average Quality              A+
        Average Duration      5.5 Years
        Size               $4.4 Million

     The Bond Fund returned 2.81 percent for 1996. This return represents 6.70 percent income distributed to shareholders and a
3.89 percent decrease in share price. The accompanying graph shows the cumulative performance of the Bond Fund, the Balanced Fund, the Lehman Brothers Government-Corporate Bond Index, the Consumer Price Index and the S&P 500 Index (with dividends reinvested).

     The fixed income market in 1996 was a roller coaster ride. At the end of 1995, the ten-year government bond was yielding around 5.60 percent. By mid year 1996, it had risen to 7.07 percent and by year end it was back down to 6.05 percent. This swing was the result of conflicting economic signals throughout the year. Some economic data pointed to low unemployment, strong consumer confidence and average inflation. Other data pointed to possible wage inflation, rising energy and food prices and rising consumer debt. Combined with election year politics, the fixed income market in 1996 was anything but dull.

     At the end of the year, the average maturity of the Bond Fund was about 7.8 years, slightly lower than the prior year, but within its target range of 5 to 10 years. Duration, which measures the sensitivity of the portfolio to changes in interest rates, declined from 5.8 in 1995 to 5.5 in 1996. The reduction in these categories was less the result of a strategic decision than the passage of time. Quality remains strong with a solid A+ average rating for the bonds in the Fund.

     Today the economy is growing about 2.5 to 3.0 percent annually. Both consumer and producer price inflation are at their historical average and federal deficit spending continues to decline. The year ahead looks stable for fixed income investments. Although not exciting, fixed income securities should return about their historical average for the coming year. The Bond Fund, with an overall maturity of about 8 years, is well positioned for this stable view in 1997.
                                  6

THE BALANCED FUND IN 1996

     The Advance Capital I Balanced Fund seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.

        As of 12/31/96
        Bonds                 37%
        Small Stocks          20%
        Large Stocks          43%
        Size          $75 Million

     The Balanced Fund increased 14.48 percent in 1996. The Lehman Brothers Government-Corporate Bond Index increased .40 percent and the S&P 500 Index (with dividends reinvested) increased 22.95 percent. The accompanying graph illustrates the cumulative performance of the Balanced Fund, the Bond Fund, the Lehman Brothers Government-Corporate Bond Index, the S&P 500 Index (with dividends reinvested) and the Consumer Price Index
(CPI) since August 1987, the Fund's inception. The Fund averages about 60 percent stocks and 40 percent bonds. The stocks are comprised of both small-to-midsized company growth stocks as well as large company value stocks. The bonds consist of investment grade issues and United States Treasury bonds and/or notes. Bond returns fluctuated from slightly negative to slightly positive during the year, in reaction to inconsistent economic data. These inconsistencies are a direct result of today's global nature of business. Global competition has forced companies to hold the line on prices to maintain market share. As profit margins get squeezed, companies look to streamline operations and reduce expenses to maintain profit margins. Most expense reductions in recent years have come from layoffs. The resulting feelings of job insecurity among employees has caused the growth in real wages to remain stagnant for the last decade. This may be starting to change. With the current unemployment rate at 5.3 percent, the pool of qualified candidates is shrinking. This may force corporations to offer more lucrative employment packages to entice potential candidates, a scenario which could spark renewed inflation or concerns about inflation.

     Stocks in the Balanced Fund performed well for a second consecutive year. Strong fundamentals and enthusiastic investors lifted stocks generally to record highs. In contrast to 1995 large-company stocks outperformed smaller-company stocks in 1996. The momentum that stocks have been riding for the last two years may be slowing. As the market hits new highs, investors become increasingly nervous and negative news puts downward pressure on stocks.

     Today, the Balanced Fund holds about 20 percent
small-company stocks, 43 percent large-company stocks and 37 percent corporate and government bonds.  The Fund is well
diversified with 429 stocks and 64 bond holdings.
                                  7

[EDGAR REFERENCE - S & P 500, LBGC, BALANCED, BOND AND CPI INDEX
LINE CHART FOR 1987-1996]

Average Annual Returns for Periods Ended December 31, 1996
                               Past 1   Past 5   Life of
                               Year     Years    Fund
                               ------   ------   -------
Bond Fund                       2.81%    7.05%    8.23%
Balanced Fund                  14.48%    9.64%    8.72%
Lehman Brothers Government
Corporate Bond Index (LBGC)      .40%    7.69%    9.27%
S&P 500 Index                  22.95%   15.19%   12.72%
Consumer Price Index (CPI)      3.45%    2.88%    3.61%

     Past performance should not be used to attempt to predict future performance.

THE LONG TERM INCOME FUND IN 1996

     The Advance Capital I Long Term Income fund seeks to provide investors with current income by investing in investment grade bonds with long maturities.

        As of 12/31/96
        Average Maturity         19 Years
        Average Quality                 A
        Average Duration        9.0 Years
        Size                 $1.4 Million

     The Long Term Income Fund returned 2.09 percent for the year. This return reflects 6.82 percent from income distributed to shareholders and a 4.73 percent decrease in share price. By comparison the Lehman Brothers Government-Corporate Bond Index returned .40 percent for the year. The accompanying graph shows the cumulative return of the Long Term Income Fund, the Retirement Income Fund, the Lehman Brothers Government-Corporate Bond Index and the Consumer Price Index (CPI) since
                                  8

January 1993.

     Throughout the year, economic data was erratic even though inflation was under control and economic growth was moderate. Each time the market began to rally in response to a piece of good news, a new piece of data would appear which would spark renewed inflation concerns. One week inflation seemed under control and the next it appeared on the verge of increase. This constant seesaw of news lead to a volatile bond market in 1996. As Treasury Bond yields fluctuated throughout the year, so did the performance of the Long Term Income Fund. The 30-year Treasury Bond's yield began the year at about 5.95 percent. By mid year it had risen to 7.26 percent and by year end it was down to 6.45 percent. This volatility moved the Long Term Income Fund to minus five percent by May, then to plus four percent by November before closing the year at plus 2.09 percent. The fluctuation in return is a direct result of the long average maturity of the Fund.

     Today, the market appears to have settled into a trading range, but remains uneasy about the long term prospects for inflation. Although most data continues to reflect subdued inflation and a moderately expanding economy, employment and consumer confidence remain very strong and are possible inflationary signals. The SEC yield of the Long Term Income Fund was 6.77 percent at year end.

THE RETIREMENT INCOME FUND IN 1996

     The Advance Capital I Retirement Income Fund seeks to provide investors with current income by investing at least 65% in investment grade corporate and U.S. Government bonds and as much as 33% in lower-rated higher-yielding instruments.

        As of 12/31/96
        Average Maturity        17 Years
        Average Quality              BBB
        Average Duration       8.3 Years
        Size                $170 Million

     The Retirement Income Fund returned 4.54 percent for the year. This return was comprised of 7.49 percent from income distributed to shareholders and a 2.95 percent decrease in share price. The Fund's performance was helped by the presence of its high yield bonds. Throughout the year the high yield portion of the fund was maintained above 30 percent of the total portfolio.
 The accompanying graph shows the cumulative performance of the Retirement Income Fund, the Long Term Income Fund, the Lehman Brothers Government-Corporate Bond Index and the Consumer Price Index (CPI) since January 1993, the Fund's inception.

     The investment grade portion of the Fund was negatively affected by a volatile bond market. The prospect of lending long term money in an uncertain inflation environment was the impetus for this volatility. Investors believed the prospects for short term inflation were bright, but questioned the long term outlook. Early in the first quarter economic growth unexpectedly accelerated and long maturing bonds fell about four percent in value from January to May. By summer, the fear had waned and signs were pointing to stable growth and average inflation. By the third quarter, however, low unemployment brought fears of possible wage inflation. As the market rocked back and forth from positive to negative, so did the returns of the investment grade portion of the Fund.

     The high yield bonds comprise about one third of the Fund.
The balance
                                  9
between investment grade and high yield bonds served investors well during the year. The same strong economic growth that threatened inflation and hurt the performance of investment grade bonds helped the performance of those companies issuing high yield debt. High yield bonds are obligations of riskier and/or start up businesses. When the economy grows, the performance and the prospect of long term success for these companies grows right along with it. Because of the strong economy, fixed income portfolio managers were willing to hold more of these bonds and, as the demand increased for high yield bonds, so did the price.

     Today, the Retirement Income Fund holds 86 investment grade issues and 115 high yield issues. The structure and goal of the Fund continues to emphasis broad diversification among issuers, quality, maturity and industries to ensure high current income at a reasonable risk level. Looking ahead, both the investment grade and high yield markets appear stable and headed for an average year in 1997. The SEC yield of the Retirement Income Fund was 7.44 percent at year-end.

[EDGAR REFERENCE - RETIREMENT INCOME, LONG TERM, LBGC AND CPI
INDEX LINE CHART FOR 1993-1996]

Average Annual Returns for Periods Ended December 31, 1996
                                Past 1   Past 5    Life of
                                Year     Years     Fund
                                ------   ------    -------
Long Term Income Fund           2.09%    N/A       8.20%
Retirement Income Fund          4.54%    N/A       8.51%
Lehman Brothers Government
Corporate Bond Index (LBGC)      .40%    N/A       7.71%
Consumer Price Index (CPI)      3.45%    N/A       2.86%

     Past performance should not be used to attempt to predict
future performance.
                                  10

                                        ADVANCE CAPITAL I, INC.
                                         FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                                                EQUITY GROWTH
                                            -------------------------------------------------
                                                            Years ended December 31
                                            -------------------------------------------------
                                              1996      1995      1994      1993      1992
                                            --------- --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year  . . .  $12.53     $9.08     $9.46     $9.94     $9.83
                                            --------- --------- --------- --------- ---------
Income from investment operations
  Net investment income (loss)  . . . . . .   (0.07)    (0.03)    (0.03)     0.12      0.10

  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .    2.26      3.48     (0.35)     0.07      0.11
                                            --------- --------- --------- --------- ---------
  Total from investment operations  . . . .    2.19      3.45     (0.38)     0.19      0.21
                                            --------- --------- --------- --------- ---------
Less distributions
  Net investment income . . . . . . . . . .    0.00      0.00      0.00     (0.12)    (0.10)

  Net realized gain on investments  . . . .    0.00      0.00      0.00     (0.55)     0.00
                                            --------- --------- --------- --------- ---------
  Total distributions . . . . . . . . . . .    0.00      0.00      0.00     (0.67)    (0.10)
                                            --------- --------- --------- --------- ---------
Net asset value, end of year  . . . . . . .  $14.72    $12.53     $9.08     $9.46     $9.94
                                            ========= ========= ========= ========= =========

Total Return  . . . . . . . . . . . . . . .  17.48%    38.00%    -4.02%     2.13%     2.22%


Ratios and Supplemental Data
  Net assets, end of year (in thousands). . $38,767   $25,625   $12,634    $7,577    $7,094
  Ratio of expenses to average net assets .   1.09%     1.12%     1.21%     1.16%     1.22%
  Ratio of net investment income (loss)
    to average net assets . . . . . . . . .  -0.50%    -0.29%    -0.30%     1.27%     1.05%
  Portfolio turnover rate . . . . . . . . .  24.75%    13.86%    18.05%   135.55%    96.05%
  Average commission rate per share*  . . . $0.0261

  *For fiscal years beginning after September 1, 1996, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                                  See Notes To Financial Statements
                                                 11

                                        ADVANCE CAPITAL I, INC.
                                         FINANCIAL HIGHLIGHTS - Continued
------------------------------------------------------------------------------

                                                                      BOND
                                            -------------------------------------------------
                                                              Years ended December 31
                                            -------------------------------------------------
                                              1996      1995      1994      1993      1992
                                            --------- --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year  . . .  $10.79     $9.61    $10.82    $10.51    $10.52
                                            --------- --------- --------- --------- ---------
Income from investment operations
  Net investment income   . . . . . . . . .    0.70      0.70      0.71      0.72      0.70

  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .   (0.42)     1.18     (1.21)     0.45      0.01
                                            --------- --------- --------- --------- ---------
  Total from investment operations  . . . .    0.28      1.88     (0.50)     1.17      0.71
                                            --------- --------- --------- --------- ---------
Less distributions
  Net investment income . . . . . . . . . .   (0.70)    (0.70)    (0.71)    (0.72)    (0.70)

  Net realized gain on investments  . . . .    0.00      0.00      0.00     (0.14)    (0.02)
                                            --------- --------- --------- --------- ---------
  Total distributions . . . . . . . . . . .   (0.70)    (0.70)    (0.71)    (0.86)    (0.72)
                                            --------- --------- --------- --------- ---------
Net asset value, end of year  . . . . . . .  $10.37    $10.79     $9.61    $10.82    $10.51
                                            ========= ========= ========= ========= =========

Total Return  . . . . . . . . . . . . . . .   2.81%    20.15%    -4.64%    11.48%     7.04%


Ratios and Supplemental Data
  Net assets, end of year (in thousands). .  $4,430    $4,527    $3,999    $4,741    $5,793
  Ratio of expenses to average net assets .   0.55%     0.55%     0.60%     0.61%     0.75%
  Ratio of net investment income to average
    net assets  . . . . . . . . . . . . . .   6.71%     6.80%     7.06%     6.57%     6.69%
  Portfolio turnover rate . . . . . . . . .  19.77%     6.69%    21.92%    35.99%    38.22%

                                  See Notes To Financial Statements
                                                 12

                                        ADVANCE CAPITAL I, INC.
                                         FINANCIAL HIGHLIGHTS - Continued
------------------------------------------------------------------------------

                                                                     BALANCED
                                            -------------------------------------------------
                                                              Years ended December 31
                                            -------------------------------------------------
                                              1996      1995      1994      1993      1992
                                            --------- --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year  . . .  $12.57     $9.97    $10.58    $10.36    $10.38
                                            --------- --------- --------- --------- ---------
Income from investment operations
  Net investment income . . . . . . . . . .    0.41      0.35      0.32      0.29      0.33

  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .    1.37      2.75     (0.61)     0.22     (0.02)
                                            --------- --------- --------- --------- ---------
  Total from investment operations  . . . .    1.78      3.10     (0.29)     0.51      0.31
                                            --------- --------- --------- --------- ---------
Less distributions
  Net investment income . . . . . . . . . .   (0.41)    (0.35)    (0.32)    (0.29)    (0.33)

  Net realized gain on investments  . . . .   (0.26)    (0.15)     0.00      0.00      0.00
                                            --------- --------- --------- --------- ---------
  Total distributions . . . . . . . . . . .   (0.67)    (0.50)    (0.32)    (0.29)    (0.33)
                                            --------- --------- --------- --------- ---------
Net asset value, end of year  . . . . . . .  $13.68    $12.57     $9.97    $10.58    $10.36
                                            ========= ========= ========= ========= =========

Total Return  . . . . . . . . . . . . . . .  14.48%    31.53%    -2.72%     4.97%     3.07%


Ratios and Supplemental Data
  Net assets, end of year (in thousands). . $75,202   $59,299   $44,221   $46,690   $42,440
  Ratio of expenses to average net assets .   1.06%     1.07%     1.10%     1.08%     1.13%
  Ratio of net investment income to average
    net assets  . . . . . . . . . . . . . .   3.17%     3.11%     3.18%     2.77%     3.24%
  Portfolio turnover rate . . . . . . . . .  12.79%    22.72%    34.97%   101.29%    42.39%
  Average commission rate per share*  . . . $0.0278

  *For fiscal years beginning after September 1, 1996, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                                  See Notes To Financial Statements
                                                 13

                                        ADVANCE CAPITAL I, INC.
                                         FINANCIAL HIGHLIGHTS - Continued
------------------------------------------------------------------------------

                                                         LONG TERM INCOME
                                            ---------------------------------------
                                                      Years ended December 31
                                            ---------------------------------------
                                              1996      1995      1994      1993
                                            --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year  . . .  $10.78     $9.20    $10.60    $10.00
                                            --------- --------- --------- ---------
Income from investment operations
  Net investment income . . . . . . . . . .    0.70      0.70      0.72      0.74

  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .   (0.51)     1.58     (1.40)     0.77
                                            --------- --------- --------- ---------
  Total from investment operations  . . . .    0.19      2.28     (0.68)     1.51
                                            --------- --------- --------- ---------
Less distributions
  Net investment income . . . . . . . . . .   (0.70)    (0.70)    (0.72)    (0.74)

  Net realized gain on investments  . . . .    0.00      0.00      0.00     (0.17)
                                            --------- --------- --------- ---------
  Total distributions . . . . . . . . . . .   (0.70)    (0.70)    (0.72)    (0.91)
                                            --------- --------- --------- ---------
Net asset value, end of year  . . . . . . .  $10.27    $10.78     $9.20    $10.60
                                            ========= ========= ========= =========

Total Return  . . . . . . . . . . . . . . .   2.09%    25.57%    -6.53%    14.43%


Ratios and Supplemental Data
  Net assets, end of year (in thousands). .  $1,395    $1,450    $1,163    $1,079
  Ratio of expenses to average net assets .   0.64%     0.63%     0.63%     0.64%
  Ratio of net investment income to average
    net assets  . . . . . . . . . . . . . .   6.86%     6.93%     7.37%     6.60%
  Portfolio turnover rate . . . . . . . . .   6.38%     1.74%    15.39%    75.72%

                                  See Notes To Financial Statements
                                                 14

                                        ADVANCE CAPITAL I, INC.
                                         FINANCIAL HIGHLIGHTS - Continued
------------------------------------------------------------------------------

                                                         RETIREMENT INCOME
                                            ---------------------------------------
                                                      Years ended December 31
                                            ---------------------------------------
                                              1996      1995      1994      1993
                                            --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year  . . .  $10.51     $9.22    $10.54    $10.00
                                            --------- --------- --------- ---------
Income from investment operations
  Net investment income   . . . . . . . . .    0.75      0.76      0.76      0.82

  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .   (0.31)     1.29     (1.32)     0.61
                                            --------- --------- --------- ---------
  Total from investment operations  . . . .    0.44      2.05     (0.56)     1.43
                                            --------- --------- --------- ---------
Less distributions
  Net investment income . . . . . . . . . .   (0.75)    (0.76)    (0.76)    (0.82)

  Net realized gain on investments  . . . .    0.00      0.00      0.00     (0.07)
                                            --------- --------- --------- ---------
  Total distributions . . . . . . . . . . .   (0.75)    (0.76)    (0.76)    (0.89)
                                            --------- --------- --------- ---------
Net asset value, end of year  . . . . . . .  $10.20    $10.51     $9.22    $10.54
                                            ========= ========= ========= =========

Total Return  . . . . . . . . . . . . . . .   4.54%    22.96%    -5.34%    13.92%


Ratios and Supplemental Data
  Net assets, end of year (in thousands). .$170,799  $139,299   $84,162   $47,343
  Ratio of expenses to average net assets .   0.82%     0.84%     0.88%     0.88%
  Ratio of net investment income to average
    net assets  . . . . . . . . . . . . . .   7.45%     7.64%     7.89%     7.41%
  Portfolio turnover rate . . . . . . . . .   8.34%    15.63%    12.27%    37.59%

                                  See Notes To Financial Statements
                                                 15

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                PORTFOLIO OF INVESTMENTS
                DECEMBER 31, 1996
------------------------------------------------------------

                                                Market
Common Stock                            Shares  Value
--------------------------------------- ------- ------------
ADVERTISING - 0.9%
  Catalina Marketing Corporation*        3,600  $   198,450
  CKS Group, Inc.*                       4,000      111,500
  Heritage Media Corporation*            5,000       56,250

AIR TRANSPORT - 0.9%
  Air Express International Corp.        4,100      132,225
  Atlantic Southeast Airlines, Inc.      4,500       98,437
  Comair Holdings, Inc.                  4,500      108,000

APPAREL - 0.7%
  Jones Apparel Group, Inc.*             3,500      130,813
  Nautica Enterprises, Inc.*             6,000      151,500

BANK - 3.0%
  Bank of New York Company, Inc.         4,600      155,250
  City National Corporation              7,000      151,375
  First American Corporation             3,700      213,213
  First Bank Systems, Inc.               2,000      136,500
  Northern Trust Corporation             4,600      166,750
  Norwest Corporation                    2,576      112,056
  Roosevelt Financial Group, Inc.        3,800       79,800
  State Street Boston Corporation        2,300      148,637

BEVERAGE - 0.5%
  Robert Mondavi Corporation*            5,000      182,500

BIOTECHNOLOGY - 0.3%
  Human Genome Sciences, Inc.*           3,200      130,400

BROADCASTING / CABLE TV - 2.6%
  A.H. Belo Corporation                  3,000      104,625
  Clear Channel Communications*          9,000      325,125
  Cox Communications, Inc.*              6,000      138,750
  Emmis Broadcasting Corporation*        3,000       98,250
  Evergreen Media Corporation*           3,000       75,000
  Heartland Wireless Commun., Inc.*      4,500       59,063
  Jacor Communications, Inc.*            4,000      109,500
  Westwood One, Inc.*                    5,000       83,125

CHEMICAL - 1.5%
  Airgas, Inc.*                          7,600      167,200
  Lilly Industries, Inc.                 5,500      100,375
  Raychem Corporation                    2,000      160,250
  Sherwin-Williams Company               2,500      140,000

COMPUTER & PERIPHERALS - 4.8%
  3COM Corporation, Inc.*                3,000      220,125
  Cabletron Systems, Inc.*               4,000      133,000
  Cisco Systems, Inc.*                   5,000      318,125
  Compaq Computer Corporation*           2,500      185,937
  EMC Corporation*                       4,300      142,438
  Microchip Technology, Inc.*            2,950      150,081
  PairGain Technologies, Inc.*           6,000      182,625
  SCI Systems, Inc.*                     3,000      133,875
  Sun Microsystems, Inc.*               10,400      267,150
  Xilinx, Inc.*                          3,300      121,481

COMPUTER SOFTWARE & SERVICES - 11.7%
  Adobe Systems, Inc.                    3,000      112,125
  Applix, Inc.*                          4,000       87,500
  BMC Software, Inc.*                    5,600      231,700
  Broderbund Software, Inc.*             1,900       56,525
  Cadence Design Systems, Inc.*          4,500      177,750
  CBT Group PLC*                         2,500      135,625
  Ceridian Corporation*                  3,500      141,750
  Cognos, Inc.*                          4,800      135,000
  Compuware Corporation*                 2,500      125,312
  Electronics for Imaging, Inc.*         1,500      123,375
  First Data Corporation                 3,612      131,838
  HBO & Company                          4,000      237,500
  Hummingbird Communications Ltd.*       2,500       70,938
  Informix Corporation*                  4,500       91,688
  Intuit, Inc.*                          2,200       69,300
  McAfee Associates, Inc.*               3,900      171,600
  Medic Computer Systems, Inc.*          3,400      137,063
  Microsoft Corporation*                 3,800      313,975
  National Data Corporation              3,000      130,500
  Network General Corporation*           5,000      151,250
  Oracle Corporation*                    5,000      208,750

                See Notes To Financial Statements
                                  16

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                PORTFOLIO OF INVESTMENTS
                DECEMBER 31, 1996
------------------------------------------------------------

                                                Market
Common Stock                            Shares  Value
--------------------------------------- ------- ------------
COMPUTER SOFTWARE & SERVICES - 11.7% (Continued)
  Peoplesoft, Inc.*                      4,000  $   191,750
  PMT Services, Inc.*                    5,000       87,500
  Rational Software Corporation*         4,000      158,250
  Remedy Corporation*                    3,000      161,250
  Security Dynamics Tech., Inc.*         5,000      157,500
  Shared Medical Systems Corp.           2,500      123,125
  Shiva Corporation*                     4,000      139,500
  Sterling Commerce, Inc.*               3,500      123,375
  Symantec Corporation*                  6,300       91,350
  Synopsys, Inc.*                        2,400      111,000
  Visio Corporation*                     2,800      138,600

DIVERSIFIED - 1.6%
  Alco Standard Corporation              3,000      154,875
  Danaher Corporation                    4,000      186,500
  Service Corp. International            5,200      145,600
  Thermo Electron Corporation*           3,000      123,750

DRUG - 3.5%
  Amgen, Inc.*                           5,600      304,500
  BioChem Pharma, Inc.*                  2,500      125,625
  Biogen, Inc.*                          3,400      131,750
  Dura Pharmaceuticals, Inc.*            3,500      167,125
  Genetics Institute, Inc.*              1,500      127,125
  Gilead Sciences, Inc.*                 4,000      100,000
  Guilford Pharmaceuticals, Inc.*        4,500      104,625
  Isis Pharmaceuticals, Inc.*            5,500       99,000
  SEQUUS Pharmaceuticals, Inc.*          4,500       72,000
  TheraTech, Inc.*                      10,200      135,150

DRUGSTORE - 0.2%
  Eckerd Corporation*                    2,160       69,120

ELECTRICAL EQUIPMENT - 0.7%
  FORE Systems, Inc.*                    5,000      164,375
  Littlefuse, Inc.*                      2,500      121,250

ELECTRONICS - 3.3%
  ADT Ltd.*                              5,500      125,812
  Altera Corporation*                    2,700      196,256
  Checkpoint Systems, Inc.*              4,500      111,375
  Harman International Industries        2,100      116,813
  Lam Research Corporation*              2,300       64,688
  Macromedia*                            4,500       81,000
  Molex, Inc.                            3,750      133,594
  S3, Inc.*                              4,900       79,625
  Symbol Technologies, Inc.*             2,600      115,050
  Teradyne, Inc.*                        3,100       75,562
  Thermedics, Inc.*                      6,000      108,750
  Ultratech Stepper, Inc.*               3,000       71,250

ENVIRONMENTAL - 1.4%
  Superior Services, Inc.*               7,000      142,625
  United Waste Systems, Inc.*            3,500      120,312
  U.S. Filter Corporation*               3,500      111,125
  USA Waste Services, Inc.*              5,750      183,281

FINANCIAL SERVICES - 4.7%
  Aames Financial Corporation            3,000      107,625
  Advanta Corporation                    3,000      122,625
  Concord EFS, Inc.*                     4,500      127,125
  CUC International, Inc.*               8,022      194,534
  Finova Group, Inc.                     2,500      160,625
  First USA, Inc.                        5,000      173,125
  Franklin Resources, Inc.               3,100      211,963
  Green Tree Financial Corporation       4,000      154,500
  Mercury Finance Company                7,000       85,750
  Mutual Risk Management, Ltd.           5,066      187,442
  Paychex, Inc.                          3,000      154,313
  United Asset Management Corp.          5,200      138,450

FOOD PROCESSING - 0.6%
  Goodmark Foods, Inc.                   5,000       82,500
  Tootsie Roll Industries, Inc.          3,560      141,065

FOREIGN TELECOMMUNICATIONS - 1.6%
  Ericsson Telephone                    10,000      301,875
  Reuters Holdings PLC                   2,000      153,000
  Vodafone Group PLC                     4,000      165,500

GROCERY - 0.5%
  Safeway, Inc.*                         4,400      188,100

                See Notes To Financial Statements
                                  17

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                PORTFOLIO OF INVESTMENTS
                DECEMBER 31, 1996
------------------------------------------------------------

                                                Market
Common Stock                            Shares  Value
--------------------------------------- ------- ------------
HOMEBUILDING - 0.7%
  Lennar Corporation                     4,100  $   111,725
  Rouse Company                          4,900      155,575

HOTEL / GAMING - 1.1%
  HFS, Inc.*                             4,000      239,000
  Homestead Village, Inc.*                   1           11
  Homestead Village, Inc./Warrants*          1            4
  La Quinta Inns, Inc.                   4,500       86,063
  Mirage Resorts, Inc.*                  5,000      108,125

HOUSEHOLD PRODUCTS - 0.9%
  Amway Asia Pacific Ltd.                3,500      148,312
  Lancaster Colony Corporation           4,000      184,000

INDUSTRIAL SERVICES - 4.4%
  AccuStaff, Inc.*                       5,000      105,625
  APAC Teleservices, Inc.*               3,000      115,125
  Apollo Group, Inc.*                    3,500      117,031
  Equifax, Inc.                          6,200      189,875
  Interim Services*                      3,000      106,500
  ITT Educational Services, Inc.*        5,200      120,250
  Kelly Services, Inc.                   2,300       62,100
  Manpower, Inc.                         3,900      126,750
  Primark Corporation*                   4,500      111,375
  Quintiles Transnational Corporation*   2,500      165,625
  Robert Half International, Inc.*       4,500      153,562
  Romac International, Inc.*             3,500       77,000
  Sitel Corporation*                     5,400       76,950
  Sylvan Learning Systems, Inc.*         3,000       85,500
  Unitog Company                         4,050      110,362

INSURANCE - 3.8%
  Ace, Ltd.                              2,300      138,287
  AMBAC, Inc.                            2,600      172,575
  Compdent Corporation*                  3,500      123,375
  Equitable of Iowa Companies            3,100      142,213
  MGIC Investment Corporation            2,000      152,000
  Oxford Health Plans, Inc.*             3,200      187,400
  Progressive Corporation of Ohio        2,800      188,650
  UICI*                                  4,500      146,250
  Vesta Insurance Group, Inc.            3,750      117,656
  Zurich Reinsurance Centre Hold.*       3,100       96,875

MACHINERY - 1.3%
  AGCO Corporation                       5,000      143,125
  Alamo Group, Inc.                      5,000       85,625
  Cognex Corporation*                    2,500       46,250
  Greenfield Industries, Inc.            4,000      122,500
  Parker-Hannifin Corporation            2,500       96,875

MANUFACTURED HOUSING - 0.4%
  Oakwood Homes Corporation              7,000      160,125

MEDICAL SERVICES - 6.4%
  ABR Information Services, Inc.*        2,000       78,750
  Access Health, Inc.*                   3,500      156,625
  Apria Healthcare Group, Inc.*          4,000       75,000
  Health Care & Retirement Corp.*        5,550      158,869
  Health Management Associates*          7,425      167,063
  IDX Systems Corporation*               4,600      131,675
  Lincare Holdings, Inc.*                3,300      135,300
  MedPartners/Mullikin, Inc.*            5,151      106,883
  Omnicare, Inc.                         4,000      128,500
  OrNda HealthCorp*                      4,500      131,625
  Orthodontic Ctrs. of America, Inc.*    6,000       96,000
  PacifiCare Health Systems, Inc.*       1,500      127,875
  PhyCor, Inc.*                          4,500      127,688
  Quorum Health Group, Inc.*             5,000      148,750
  Renal Treatment Centers, Inc.*         4,000      102,000
  Sierra Health Services, Inc.*          3,500       86,187
  United HealthCare Corporation          2,900      130,500
  Universal Health Services, Inc.*       4,800      137,400
  Vencor, Inc.*                          5,400      170,775
  Vivra, Inc.*                           3,000       82,875

MEDICAL SUPPLIES - 5.1%
  Boston Scientific Corporation*         2,500      150,000
  Cardinal Health, Inc.                  4,125      240,281
  Guidant Corporation                    3,000      171,000

                See Notes To Financial Statements
                                  18

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                PORTFOLIO OF INVESTMENTS
                DECEMBER 31, 1996
------------------------------------------------------------

                                                Market
Common Stock                            Shares  Value
--------------------------------------- ------- ------------
MEDICAL SUPPLIES - 5.1% (Continued)
  Henry Schein, Inc.*                    3,500  $   120,313
  IDEXX Laboratories, Inc.*              5,000      180,000
  Life Technologies, Inc.                5,250      131,250
  Medtronic, Inc.                        2,000      136,000
  Physio-Control International Corp.*    5,500      123,750
  Sola International, Inc.*              4,000      152,000
  Steris Corporation*                    2,570      111,795
  Sybron Corporation*                    5,000      165,000
  Target Therapeutics, Inc.*             3,500      147,000
  Uromed Corporation*                    5,000       48,750
  VISX, Inc.*                            4,000       88,500

METAL FABRICATING - 0.3%
  Kennametal, Inc.                       2,500       97,188

NATURAL GAS - 0.4%
  Sonat, Inc.                            3,000      154,500

NEWSPAPER - 0.3%
  Central Newspapers, Inc.               2,500      110,000

OFFICE EQUIPMENT & SUPPLIES - 0.4%
  Reynolds & Reynolds Company            5,400      140,400

OILFIELD SERVICES - 2.0%
  BJ Services Company/Warrants*          1,160       31,175
  Camco International, Inc.              3,500      161,437
  Noble Drilling Corporation*            4,700       93,413
  Pride Petroleum Services, Inc.*        8,000      186,000
  Smith International, Inc.*             4,300      192,962
  Triton Energy Corporation*             2,500      121,250

PACKAGING & CONTAINER - 0.4%
  Sealed Air Corporation*                3,400      141,525

PAPER & FOREST PRODUCTS - 0.4%
  Williamette Industries, Inc.           2,300      160,137

PETROLEUM - 2.3%
  Apache Corporation                     4,000      140,500
  Devon Energy Corporation               4,500      156,375
  Noble Affiliates, Inc.                 3,900      186,713
  Tosco Corporation                      2,500      197,812
  United Meridian Corporation*           4,200      212,100

PRECISION INSTRUMENT - 1.1%
  Coherent, Inc.*                        3,000      126,750
  Dionex Corporation*                    2,000       70,000
  KLA Instruments Corporation*           2,600       92,300
  Teleflex, Inc.                         2,500      130,312

PUBLISHING - 0.3%
  Scholastic Corporation*                2,000      134,500

RAILROAD - 0.7%
  Kansas City Southern Ind., Inc.        2,300      103,500
  Wisconsin Central Transportation*      4,500      178,312

REAL ESTATE INVESTMENT TRUST - 0.7%
  National Health Investors, Inc.        3,700      140,138
  Security Capital Pacific Trust         5,500      125,812

RECREATION - 1.8%
  Callaway Golf Company                  2,400       69,000
  Carmike Cinemas, Inc.*                 6,000      152,250
  Carnival Corporation                   4,500      148,500
  Gaylord Entertainment Company          4,610      105,454
  Harley-Davidson, Inc.                  3,000      141,000
  Sturm, Ruger & Company, Inc.           4,000       77,500

RESTAURANT - 0.8%
  Applebee's International, Inc.         3,200       88,000
  Outback Steakhouse, Inc.*              3,750      100,313
  Sbarro, Inc.                           4,500      114,750

RETAIL STORE - 6.6%
  AutoZone, Inc.*                        3,800      104,500
  Bed Bath & Beyond, Inc.*               7,000      169,750
  Borders Group, Inc.*                   4,000      143,500
  Circuit City Stores, Inc.              2,800       84,350
  CompUSA, Inc.*                         5,600      116,200
  Corporate Express, Inc.*               4,700      138,356

                See Notes To Financial Statements
                                  19

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                PORTFOLIO OF INVESTMENTS
                DECEMBER 31, 1996
------------------------------------------------------------

                                                Market
Common Stock                            Shares  Value
--------------------------------------- ------- ------------
RETAIL STORE - 6.6% (Continued)
  Dollar General Corporation             7,616  $   243,712
  Gymboree Corporation*                  4,000       91,500
  Lands' End, Inc.*                      6,200      164,300
  Men's Wearhouse, Inc.*                 4,250      104,125
  MSC Industrial Direct Co., Inc.*       3,000      111,000
  OfficeMax, Inc.*                       9,000       96,750
  Pep Boys-Manny, Moe & Jack             2,500       76,875
  Starbucks Corporation*                 4,000      114,500
  The Sports Authority, Inc.*            5,000      108,750
  Tiffany & Company                      4,000      146,500
  U.S. Office Products Company*          3,000      102,375
  Viking Office Products, Inc.*          6,400      170,800
  Williams-Sonoma, Inc.*                 5,000      181,875
  Zale Corporation*                      5,500      105,875

SECURITIES BROKERAGE - 1.2%
  Charles Schwab Corporation             6,000      192,000
  Investment Technology Group*           7,800      150,150
  Raymond James Financial, Inc.          4,500      135,563

SEMICONDUCTOR - 2.5%
  Atmel Corporation*                     4,400      145,750
  International Rectifier Corp.*         4,600       70,150
  Linear Technology Corporation          5,400      236,925
  LSI Logic Corporation*                 2,000       53,500
  Maxim Integrated Products, Inc.*       9,000      389,250
  SDL, Inc.*                             3,000       78,750

SHOE - 0.3%
  Wolverine World Wide, Inc.             4,500      130,500

STEEL - 0.2%
  Commercial Metals Company              3,000       90,375

TELECOMMUNICATIONS EQUIPMENT - 4.6%
  Andrew Corporation*                    3,938      208,934
  Ascend Communications, Inc.*           4,000      248,500
  Aspect Telecommunications Corp.*       2,000      127,000
  Cascade Communications Corp.*          4,500      248,062
  Coherent Commun. Systems Corp.*        5,000       97,500
  DSP Communications, Inc.*              6,000      116,250
  Glenayre Technologies, Inc.*           2,700       58,219
  PictureTel Corporation*                3,000       78,000
  Premisys Communications, Inc.*         2,000       67,500
  Tellabs, Inc.*                         6,400      240,800
  U.S. Robotics, Inc.*                   4,000      288,000

TELECOMMUNICATIONS SERVICE - 1.5%
  360 Communications Company*            5,000      116,250
  Cellular Commun. of Puerto Rico*       3,000       59,250
  Centennial Cellular Corporation*       4,500       54,562
  CommNet Cellular, Inc.*                4,000      111,500
  InterCel, Inc.*                        6,100       74,725
  LCI International, Inc.*               4,000       86,500
  United States Cellular Corporation*    3,000       83,625

TEXTILE - 0.2%
  Unifi, Inc.                            3,000       96,375

THRIFT - 0.3%
  JSB Financial Corporation              3,500      133,000

TOYS - 0.3%
  Mattel, Inc.                           4,125      114,469

TRUCKING & TRANSPORT LEASING - 0.3%
  Werner Enterprise, Inc.                6,000      108,750
                                                -----------
TOTAL COMMON STOCK - 99.0%
  (Cost $27,124,597)                            $38,393,985
                                                ===========

* Securities are non-income producing
                See Notes To Financial Statements
                                  20

                                          ADVANCE CAPITAL I, INC. - BOND FUND
                                          PORTFOLIO OF INVESTMENTS
                                          DECEMBER 31, 1996
-----------------------------------------------------------------------------

                                              S & P
                                             Credit                           Principal     Market
Fixed Income Securities                      Rating     Coupon    Maturity    Amount        Value
-----------------------------------------   ---------   -------   ---------   -----------   -----------
BANK - 10.2%
   Banc One Corporation                       A+         8.740    09/15/03    $  100,000    $  109,969
   First Chicago NBD Corporation              A          8.100    03/01/02       100,000       105,531
   Harris Bankcorp, Inc.                      A+         9.375    06/01/01        75,000        82,884
   Morgan, J.P. & Company                     AA         8.500    08/15/03       100,000       108,969
   Security Pacific Corporation               A          9.750    05/15/99        40,000        42,858

CHEMICAL - 2.5%
   duPont, E.I. de Nemours & Co.              AA-        6.000    12/01/01       115,000       111,979

COMPUTER & PERIPHERALS - 1.7%
   International Business Machines Corp.      A          7.250    11/01/02        75,000        77,274

ELECTRIC & GAS UTILITIES - 11.5%
   Baltimore Gas & Electric Company           A+         6.125    07/01/03       150,000       145,266
   Florida Power Corporation                  AA-        6.875    02/01/08        70,000        69,803
   Northern States Power Co. Minn.            AA-        7.375    03/01/02        40,000        40,437
   Ontario Hydro                              AA-        7.450    03/31/13       150,000       153,997
   Public Service Co. of Oklahoma             A+         7.250    01/01/99        50,000        50,352
   Public Service Electric & Gas              A-         7.000    09/01/24        50,000        46,328

ENVIRONMENTAL - 1.1%
   Waste Management, Inc.                     A+         7.650    03/15/11        45,000        47,166

FINANCIAL SERVICES - 4.7%
   BHP Finance USA Ltd.                       A          7.875    12/01/02       100,000       104,985
   General Electric Capital Corporation       AAA        7.750    03/15/02       100,000       105,263

FOOD PROCESSING - 2.3%
   Archer Daniels Midland Company             AA-        7.125    03/01/13       100,000       100,375

FOREIGN GOVERNMENT - 6.1%
   Province of Ontario                        AA-        7.625    06/22/04       100,000       105,469
   Province of Quebec                         A+         8.800    04/15/03       150,000       164,766

GOVERNMENTAL AGENCY - 1.1%
   Tennessee Valley Authority                 AAA        6.125    07/15/03        50,000        48,563

INSURANCE - 6.0%
   Allstate Corporation                       A          7.500    06/15/13       100,000       101,500
   CIGNA Corporation                          A-         8.250    01/01/07       100,000       108,271
   Travelers, Inc.                            A+         7.625    01/15/97        57,000        57,035

                                  See Notes To Financial Statements
                                                 21

                                           ADVANCE CAPITAL I, INC. - BOND FUND
                                           PORTFOLIO OF INVESTMENTS
                                           DECEMBER 31, 1996
------------------------------------------------------------------------------

                                              S & P
                                             Credit                           Principal     Market
Fixed Income Securities                      Rating     Coupon    Maturity    Amount        Value
-----------------------------------------   ---------   -------   ---------   -----------   -----------
MACHINERY - 5.1%
   Caterpillar, Inc.                          A          9.000    04/15/06    $  100,000    $  113,569
   Deere & Company                            A          8.950    06/15/19       100,000       114,269

MEDICAL SERVICES - 2.3%
   Columbia/HCA Healthcare Corporation        A-         7.250    05/20/08       100,000       101,906

METALS & MINING - 2.8%
   Alcan Aluminum Ltd.                        A-         5.875    04/01/00       125,000       122,720

NEWSPAPER - 1.4%
   Knight-Ridder, Inc.                        AA-        9.875    04/15/09        50,000        61,951

OFFICE EQUIPMENT & SUPPLIES - 0.7%
   Xerox Corporation                          A          9.750    03/15/00        30,000        32,728

PETROLEUM - 3.3%
   Kerr-McGee Corporation                     A-         7.000    11/01/11       150,000       145,403

RAILROAD - 2.5%
   Missouri Pacific Railroad Co.              A          9.400    12/15/00       100,000       109,157

RETAIL STORE - 6.4%
   Sears, Roebuck & Company                   A-         9.250    08/01/97       200,000       203,797
   Wal-Mart Stores, Inc.                      AA         8.625    04/01/01        75,000        80,789

SECURITIES BROKERAGE - 7.0%
   Lehman Brothers Holdings, Inc.             A          8.875    03/01/02       150,000       160,594
   Merrill Lynch & Company, Inc.              AA-        8.230    04/30/02       150,000       151,529

SEMICONDUCTOR - 3.2%
   Texas Instruments, Inc.                    A          8.750    04/01/07       125,000       140,521

TELECOMMUNICATIONS SERVICE - 6.7%
   AT&T Corporation                           AA-        7.750    03/01/07        90,000        95,484
   GTE Southwest, Inc.                        A+         5.820    12/01/99       100,000        98,344
   Pacific Bell Telephone Co.                 AA-        7.000    07/15/04       100,000       101,104

TOBACCO - 2.1%
   Philip Morris Companies, Inc.              A          6.375    02/01/06       100,000        94,344

                                  See Notes To Financial Statements
                                                 22

                                           ADVANCE CAPITAL I, INC. - BOND FUND
                                           PORTFOLIO OF INVESTMENTS
                                           DECEMBER 31, 1996
------------------------------------------------------------------------------

                                              S & P
                                             Credit                           Principal     Market
Fixed Income Securities                      Rating     Coupon    Maturity    Amount        Value
-----------------------------------------   ---------   -------   ---------   -----------   -----------
U.S. GOVERNMENT - 7.1%
   U.S. Treasury                                         6.875    05/15/06    $  155,000    $  159,722
   U.S. Treasury                                         7.000    07/15/06       150,000       155,836
                                                                                            -----------
TOTAL FIXED-INCOME SECURITIES - 97.8%
   (Cost $4,181,736)                                                                        $4,332,807
                                                                                            ===========

                                  See Notes To Financial Statements
                                                 23

                  ADVANCE CAPITAL I, INC. - BALANCED FUND
                  PORTFOLIO OF INVESTMENTS
                  DECEMBER 31, 1996
---------------------------------------------------------

                                             Market
Common Stock                         Shares  Value
------------------------------------ ------- ------------
ADVERTISING - 0.2%
  Catalina Marketing Corporation*     2,000  $   110,250
  CKS Group, Inc.*                    1,000       27,875
  Heritage Media Corporation*         2,000       22,500

AEROSPACE / DEFENSE - 1.1%
  Boeing Company                      1,700      181,050
  General Motors Corp. - Class H      1,500       84,375
  Lockheed Martin Corporation         2,000      183,000
  McDonnell Douglas Corporation       4,800      315,000
  Raytheon Company                    1,700       81,812

AIR TRANSPORT - 0.2%
  Air Express International Corp.       700       22,575
  Atlantic Southeast Airlines, Inc.   1,000       21,875
  Comair Holdings, Inc.               1,575       37,800
  Pittston Brink's Group              3,000       81,000

APPAREL - 0.2%
  Nautica Enterprises, Inc.*          1,800       45,450
  VF Corporation                      1,300       87,750

AUTO PARTS - 0.3%
  Borg-Warner Automotive, Inc.        2,000       77,000
  Dana Corporation                    1,600       52,200
  Genuine Parts Company               2,000       89,000

AUTO & TRUCK - 0.3%
  Ford Motor Company                  3,500      112,875
  General Motors Corporation          2,400      133,800

BANK - 5.5%
  Bank of Boston Corporation          2,540      163,195
  Bank of New York Company, Inc.      2,800       94,500
  BankAmerica Corporation             1,000       99,750
  Barnett Banks, Inc.                10,400      427,700
  Chase Manhattan Corporation         4,840      432,575
  City National Corporation           1,600       34,600
  First American Corporation          2,200      126,775
  First Bank Systems, Inc.            1,300       88,725
  First Chicago NBD Corporation       3,500      188,125
  First Tennessee National Corp.      5,800      217,500
  First Union Corporation             5,800      429,200
  J.P. Morgan & Company               2,000      195,250
  KeyCorp                             4,000      202,000
  Mellon Bank Corporation             2,700      191,700
  Mercantile Bancorporation, Inc.     2,050      105,319
  National City Corporation           2,000       89,750
  NationsBank Corporation             4,000      391,000
  Northern Trust Corporation          1,200       43,500
  Norwest Corporation                   900       39,150
  PNC Bank Corporation                4,000      150,500
  State Street Boston Corporation     1,200       77,550
  Wells Fargo & Company                 933      251,676

BEVERAGE - 0.7%
  Anheuser-Busch Companies, Inc.      7,400      296,000
  Coca-Cola Company                   1,000       52,625
  PepsiCo, Inc.                       3,000       87,750
  Robert Mondavi Corporation*         1,500       54,750

BIOTECHNOLOGY - 0.1%
  Human Genome Sciences, Inc.*        1,200       48,900

BROADCASTING / CABLE TV - 0.5%
  A.H. Belo Corporation               1,400       48,825
  Clear Channel Communications*       3,200      115,600
  Cox Communications, Inc.*           1,500       34,688
  Evergreen Media Corporation*        1,200       30,000
  Heartland Wireless Commun., Inc.*   1,500       19,688
  Jacor Communications, Inc.*         1,500       41,063
  U.S. West Media Group*              4,000       73,500
  Westwood One, Inc.*                 1,700       28,262

BUILDING MATERIALS - 0.1%
  Armstrong World Industries, Inc.    1,500      104,250

                  See Notes To Financial Statements
                                  24

                  ADVANCE CAPITAL I, INC. - BALANCED FUND
                  PORTFOLIO OF INVESTMENTS
                  DECEMBER 31, 1996
---------------------------------------------------------

                                             Market
Common Stock                         Shares  Value
------------------------------------ ------- ------------
CHEMICAL - 2.7%
  A. Schulman, Inc.                   2,000  $    49,000
  Airgas, Inc.*                       4,000       88,000
  B.F. Goodrich Company               2,000       81,000
  duPont, E.I. de Nemours & Co.       3,500      329,438
  Lilly Industries, Inc.              1,500       27,375
  Minnesota Mining & Manufacturing    2,000      166,000
  Monsanto Company                   15,500      602,563
  Olin Corporation                    1,400       52,675
  Raychem Corporation                   500       40,062
  Rohm & Haas Company                 1,000       81,625
  Sherwin-Williams Company            2,000      112,000
  Union Carbide Corporation           2,100       85,837
  WD-40 Company                       2,800      142,843
  Witco Corporation                   2,700       82,350

COMPUTER & PERIPHERALS - 1.3%
  3COM Corporation, Inc.*             1,600      117,400
  Cabletron Systems, Inc.*            2,000       66,500
  Cisco Systems, Inc.*                2,000      127,250
  Compaq Computer Corporation*        1,000       74,375
  EMC Corporation*                    2,000       66,250
  Hewlett-Packard Company             2,600      130,650
  Microchip Technology, Inc.*         1,000       50,875
  PairGain Technologies, Inc.*        4,000      121,750
  SCI Systems, Inc.*                  1,000       44,625
  Sun Microsystems, Inc.*             3,200       82,200
  Xilinx, Inc.*                       2,100       77,306

COMPUTER SOFTWARE & SERVICES - 2.4%
  Adobe Systems, Inc.                 1,200       44,850
  Automatic Data Processing, Inc.     4,000      171,500
  BMC Software, Inc.*                 2,000       82,750
  Broderbund Software, Inc.*          1,400       41,650
  Cadence Design Systems, Inc.*       1,350       53,325
  CBT Group PLC*                      1,000       54,250
  Ceridian Corporation*               2,000       81,000
  Cognos, Inc.*                       2,100       59,063
  Compuware Corporation*              1,000       50,125
  First Data Corporation              1,488       54,312
  HBO & Company                       2,000      118,750
  Hummingbird Communications Ltd.*    1,000       28,375
  Informix Corporation*               1,500       30,563
  Intuit, Inc.*                         900       28,350
  McAfee Associates, Inc.*            1,200       52,800
  Medic Computer Systems, Inc.*       1,000       40,313
  Microsoft Corporation*              2,000      165,250
  Oracle Corporation*                 2,525      105,419
  Peoplesoft, Inc.*                   1,600       76,700
  PMT Services, Inc.*                 2,000       35,000
  Rational Software Corporation*      1,400       55,387
  Remedy Corporation*                 1,200       64,500
  Security Dynamics Tech., Inc.*      1,400       44,100
  Shared Medical Systems Corp.          900       44,325
  Shiva Corporation*                  1,200       41,850
  Sterling Commerce, Inc.*            1,300       45,825
  Symantec Corporation*               1,000       14,500
  Synopsys, Inc.*                     2,000       92,500
  Visio Corporation*                  1,300       64,350

DIVERSIFIED - 1.4%
  Alco Standard Corporation           1,800       92,925
  AlliedSignal, Inc.                  5,100      341,700
  Danaher Corporation                 1,000       46,625
  Service Corp. International         4,200      117,600
  Textron, Inc.                       1,500      141,375
  Thermo Electron Corp.*              1,350       55,687
  TRW, Inc.                           2,000       99,000
  United Technologies Corporation     2,200      145,750

DRUG - 3.2%
  American Home Products Corp.        3,400      199,325
  Amgen, Inc.*                        2,200      119,625
  BioChem Pharma, Inc.*               1,100       55,275
  Biogen, Inc.*                       2,000       77,500
  Bristol-Myers Squibb Company        6,200      675,800
  Genetics Institute, Inc.*             500       42,375
  Gilead Sciences, Inc.*              1,000       25,000
  Guilford Pharmaceuticals, Inc.*     1,500       34,875

                  See Notes To Financial Statements
                                  25

                  ADVANCE CAPITAL I, INC. - BALANCED FUND
                  PORTFOLIO OF INVESTMENTS
                  DECEMBER 31, 1996
---------------------------------------------------------

                                             Market
Common Stock                         Shares  Value
------------------------------------ ------- ------------
DRUG - 3.2% (Continued)
  Merck & Company, Inc.               6,000  $   477,750
  Pfizer, Inc.                        3,000      249,000
  Schering-Plough Corporation         2,000      129,500
  SEQUUS Pharmaceuticals, Inc.*       1,500       24,000
  TheraTech, Inc.*                    3,500       46,375
  Warner-Lambert Company              3,800      285,000

DRUGSTORE - 0.1%
  Eckerd Corporation*                   785       25,120
  Rite Aid Corporation                2,000       79,500

ELECTRIC & GAS UTILITIES - 2.6%
  Baltimore Gas & Electric Company    5,700      152,475
  CMS Energy Corporation              2,300       77,338
  Consolidated Edison Co. of N.Y.     1,900       55,338
  Duke Power Company                  3,400      157,250
  Edison International                6,500      129,188
  Entergy Corporation                 4,000      110,500
  Florida Progress Corporation        5,500      177,375
  General Public Utilities Corp.      3,600      121,050
  Hawaiian Electric Industries, Inc.  2,300       83,088
  Northern States Power Company       2,500      114,688
  PacifiCorp                          8,400      172,200
  Public Service of Colorado          4,700      182,712
  TECO Energy, Inc.                   7,700      185,762
  Texas Utilities Company             3,500      142,625
  Unicom Corporation*                 3,500       94,937

ELECTRICAL EQUIPMENT - 2.1%
  Duracell International, Inc.        4,000      279,500
  Emerson Electric Company            2,500      242,188
  FORE Systems, Inc.*                 2,000       65,750
  General Electric Company            8,200      810,775
  Hubbell, Inc.                       3,200      138,400
  Littlefuse, Inc.*                   1,000       48,500

ELECTRONICS - 0.6%
  Altera Corporation*                 1,000       72,688
  Checkpoint Systems, Inc.*           1,500       37,125
  Harman International Industries     1,050       58,406
  Lam Research Corporation*           1,300       36,563
  Macromedia*                         1,500       27,000
  Molex, Inc.                         1,875       66,797
  Symbol Technologies, Inc.*          2,000       88,500
  Thermedics, Inc.*                   2,000       36,250
  Ultratech Stepper, Inc.*            1,000       23,750

ENVIRONMENTAL - 0.5%
  Browning-Ferris Industries, Inc.    3,000       78,750
  Superior Services, Inc.*            3,100       63,162
  U.S. Filter Corporation*            1,200       38,100
  USA Waste Services, Inc.*           1,800       57,375
  WMX Technologies, Inc.              4,500      146,250

FINANCIAL SERVICES - 2.1%
  Advanta Corporation                   800       32,700
  American Express Company            5,000      282,500
  Countrywide Credit Industries, Inc. 4,000      114,500
  CUC International, Inc.*            3,432       83,226
  Dean Witter, Discover & Company     2,000      132,500
  Echelon International Corp., Inc.*    0.7           10
  Finova Group, Inc.                  1,000       64,250
  First USA, Inc.                     2,800       96,950
  Franklin Resources, Inc.            1,000       68,375
  Green Tree Financial Corporation    2,000       77,250
  H & R Block, Inc.                   1,300       37,700
  Household International, Inc.       1,000       92,250
  Mercury Finance Company             3,000       36,750
  Mutual Risk Management, Ltd.        3,333      123,321
  Paychex, Inc.                       1,500       77,156
  Student Loan Marketing Association    800       74,500
  Travelers, Inc.                     3,600      163,350
  United Asset Management Corp.       2,000       53,250

FOOD PROCESSING - 0.8%
  Goodmark Foods, Inc.                5,200       85,800
  Hershey Foods Corp.                 2,800      122,500
  Kellogg Company                     1,500       98,438
  Quaker Oats Company                 2,000       76,250

                  See Notes To Financial Statements
                                  26

                  ADVANCE CAPITAL I, INC. - BALANCED FUND
                  PORTFOLIO OF INVESTMENTS
                  DECEMBER 31, 1996
---------------------------------------------------------

                                             Market
Common Stock                         Shares  Value
------------------------------------ ------- ------------
FOOD PROCESSING - 0.8% (Continued)
  Sara Lee Corporation                4,500  $   167,625
  Tootsie Roll Industries, Inc.       1,200       47,550

FOREIGN TELECOMMUNICATIONS - 0.6%
  BCE, Inc.                           2,200      105,050
  Ericsson Telephone                  6,400      193,200
  Reuters Holdings PLC                1,000       76,500
  Vodafone Group PLC                  2,100       86,887

GROCERY - 0.2%
  Safeway, Inc.*                      3,200      136,800

HOMEBUILDING - 0.4%
  Lennar Corporation                  1,700       46,325
  Rouse Company                       7,000      222,250

HOTEL / GAMING - 0.2%
  HFS, Inc.*                          1,500       89,625
  Homestead Village, Inc.*                1            7
  Homestead Village, Inc./Warrants*       1            5
  La Quinta Inns, Inc.                1,500       28,688
  Mirage Resorts, Inc.*               2,000       43,250

HOUSEHOLD PRODUCTS - 1.4%
  Amway Asia Pacific Ltd.             1,000       42,375
  Clorox Company                      1,900      190,713
  Colgate-Palmolive Company           3,100      285,975
  Kimberly-Clark Corporation          2,900      276,225
  Lancaster Colony Corporation        1,000       46,000
  Proctor & Gamble Company            1,200      129,150
  Tupperware Corporation*             2,000      107,250

INDUSTRIAL SERVICES - 0.8%
  AccuStaff, Inc.*                    2,000       42,250
  Apollo Group, Inc.*                 1,500       50,156
  Equifax, Inc.                       4,600      140,875
  Interim Services*                   1,116       39,618
  Kelly Services, Inc.                  700       18,900
  Manpower, Inc.                      1,500       48,750
  Primark Corporation*                1,800       44,550
  Quintiles Transnational Corporation 1,000       66,250
  Robert Half International, Inc.*    1,500       51,187
  Sylvan Learning Systems, Inc.*      3,450       98,325
  Unitog Company                      1,000       27,250

INSURANCE - 2.0%
  Ace, Ltd.                           1,000       60,125
  AFLAC, Inc.                         2,400      102,600
  Allstate Corporation                3,615      209,218
  AMBAC, Inc.                         1,300       86,288
  American International Group, Inc.  4,125      446,531
  Equitable of Iowa Companies         2,100       96,338
  MBIA, Inc.                          1,500      151,875
  MGIC Investment Corporation         1,000       76,000
  Oxford Health Plans, Inc.*          1,600       93,700
  Progressive Corporation of Ohio     1,000       67,375
  St. Paul Companies, Inc.            1,500       87,937
  Vesta Insurance Group, Inc.         1,000       31,375
  Zurich Reinsurance Centre Hold.*    1,000       31,250

MACHINERY - 1.1%
  AGCO Corporation                    2,000       57,250
  Alamo Group, Inc.                   1,500       25,688
  Briggs & Stratton Corporation       1,200       52,800
  Caterpillar, Inc.                   1,800      135,450
  Deere & Company                     4,200      170,100
  Dover Corporation                   5,200      262,600
  Greenfield Industries, Inc.         1,400       42,875
  Parker-Hannifin Corporation         1,050       40,688
  Trinova Corporation                 2,100       76,387

MANUFACTURED HOUSING - 0.1%
  Oakwood Homes Corporation           2,000       45,750

MEDICAL SERVICES - 1.3%
  ABR Information Services, Inc.*       800       31,500
  Apria Healthcare Group, Inc.*       1,000       18,750
  Health Care & Retirement Corp.*     5,850      167,456

                  See Notes To Financial Statements
                                  27

                  ADVANCE CAPITAL I, INC. - BALANCED FUND
                  PORTFOLIO OF INVESTMENTS
                  DECEMBER 31, 1996
---------------------------------------------------------

                                             Market
Common Stock                         Shares  Value
------------------------------------ ------- ------------
MEDICAL SERVICES - 1.3% (Continued)
  Health Management Associates*       3,712  $    83,520
  Lincare Holdings, Inc.*             1,000       41,000
  MedPartners/Mullikin, Inc.*         2,000       41,500
  Omnicare, Inc.                      2,800       89,950
  OrNda HealthCorp*                   1,500       43,875
  Orthodontic Ctrs. of America, Inc.* 1,400       22,400
  PacifiCare Health Systems, Inc.*      700       59,675
  PhyCor, Inc.*                       1,500       42,562
  Quorum Health Group, Inc.*          1,000       29,750
  Renal Treatment Centers, Inc.*      1,700       43,350
  Sierra Health Services, Inc.*       1,200       29,550
  United HealthCare Corporation       1,300       58,500
  Universal Health Services, Inc.*    2,200       62,975
  Vencor, Inc.*                       3,100       98,037
  Vivra, Inc.*                          800       22,100

MEDICAL SUPPLIES - 1.4%
  Abbott Laboratories                 3,600      182,700
  Baxter International, Inc.          2,000       82,000
  Boston Scientific Corporation*      1,000       60,000
  Cardinal Health, Inc.               1,800      104,850
  Guidant Corporation                 1,000       57,000
  Johnson & Johnson                   2,560      127,360
  Life Technologies, Inc.             1,800       45,000
  Medtronic, Inc.                     1,800      122,400
  Sola International, Inc.*           1,500       57,000
  Steris Corporation*                   690       30,015
  Sybron Corporation*                 2,000       66,000
  Target Therapeutics, Inc.*          1,400       58,800
  VISX, Inc.*                         1,000       22,125

METAL FABRICATING - 0.1%
  Kennametal, Inc.                    1,000       38,875
  Trinity Industries, Inc.              800       30,000

METALS & MINING - 0.5%
  Aluminum Company of America         4,000      255,000
  Inco Limited                        2,000       63,750
  Placer Dome, Inc.                   2,500       54,375

NATURAL GAS - 0.8%
  Enron Corporation                   5,400      232,875
  PanEnergy Corporation               5,300      238,500
  Sonat, Inc.                         1,800       92,700

NEWSPAPER - 0.2%
  Central Newspapers, Inc.            1,000       44,000
  Gannett Company, Inc.               1,900      142,263

OFFICE EQUIPMENT & SUPPLIES - 0.3%
  Pitney Bowes, Inc.                  2,000      109,500
  Reynolds & Reynolds Company         5,600      145,600

OILFIELD SERVICES - 1.0%
  Baker Hughes, Inc.                  4,000      138,000
  BJ Services Company/Warrants*       1,200       32,250
  Camco International, Inc.           1,000       46,125
  Halliburton Company                 3,500      210,875
  Pride Petroleum Services, Inc.*     2,800       65,100
  Schlumberger, Ltd.                  1,000       99,875
  Smith International, Inc.*          2,300      103,212
  Triton Energy Corporation*            700       33,950

PACKAGING & CONTAINER - 0.1%
  Sealed Air Corporation*             2,000       83,250

PAPER & FOREST PRODUCTS - 0.9%
  Georgia Pacific Corporation         1,400      100,800
  International Paper Company         8,000      324,000
  James River Corporation             3,000       99,375
  Weyerhaeuser Company                2,200      104,225
  Williamette Industries, Inc.          800       55,700

PETROLEUM - 4.4%
  Amerada Hess Corporation            1,300       75,238
  Amoco Corporation                   2,400      193,500
  Apache Corporation                  1,800       63,225
  Ashland Oil, Inc.                   1,800       78,975
  Atlantic Richfield Company          1,000      132,500
  British Petroleum Co. PLC           2,000      282,750

                  See Notes To Financial Statements
                                  28

                  ADVANCE CAPITAL I, INC. - BALANCED FUND
                  PORTFOLIO OF INVESTMENTS
                  DECEMBER 31, 1996
---------------------------------------------------------

                                             Market
Common Stock                         Shares  Value
------------------------------------ ------- ------------
PETROLEUM - 4.4% (Continued)
  Devon Energy Corporation            1,500  $    52,125
  Exxon Corporation                   6,300      617,400
  Mobil Corporation                   5,000      611,250
  Noble Affiliates, Inc.              2,800      134,050
  Repsol SA                           2,500       95,312
  Royal Dutch/Shell Transport Group   3,400      580,550
  Tosco Corporation                   1,000       79,125
  Union Texas Petroleum Holdings      6,700      149,912
  United Meridian Corporation*        1,000       50,500
  USX-Marathon Group                  4,500      107,437

PRECISION INSTRUMENT - 0.5%
  Coherent, Inc.*                     1,100       46,475
  Dionex Corporation*                 1,000       35,000
  Eastman Kodak Company               2,900      232,725
  Teleflex, Inc.                      1,000       52,125

PUBLISHING - 0.5%
  McGraw-Hill, Inc.                   4,000      184,500
  Reader's Digest Association, Inc.   1,000       40,250
  Scholastic Corporation*             1,000       67,250
  Value Line, Inc.                    2,500      110,625

RAILROAD - 0.4%
  Kansas City Southern Ind., Inc.     2,000       90,000
  Union Pacific Corporation           2,000      120,250
  Wisconsin Central Transportation*   3,000      118,875

REAL ESTATE INVESTMENT TRUST - 2.0%
  CarrAmerica Realty Corporation      5,000      146,250
  Federal Realty Investment Trust     4,800      130,200
  Meditrust Corporation               4,500      180,000
  National Health Investors, Inc.     1,600       60,600
  Nationwide Health Properties, Inc.  7,500      181,875
  Security Capital Industrial Trust   7,908      169,033
  Security Capital Pacific Trust      2,000       45,750
  Simon DeBartolo Group, Inc.         3,400      105,400
  South West Property Trust           7,500      126,562
  Starwood Lodging Trust              4,600      253,575
  Weingarten Realty Investors         3,200      130,000

RECREATION - 1.0%
  Brunswick Corporation               3,000       72,000
  Callaway Golf Company               1,400       40,250
  Carmike Cinemas, Inc.*              3,000       76,125
  Carnival Corporation                2,000       66,000
  Gaylord Entertainment Company       1,102       25,208
  Harley-Davidson, Inc.               2,000       94,000
  Time Warner, Inc.                   2,200       82,500
  Walt Disney Company                 4,298      299,786


RESTAURANT - 0.2%
  McDonald's Corporation              2,500      113,438
  Outback Steakhouse, Inc.*           2,250       60,188


RETAIL STORE - 1.8%
  AutoZone, Inc.*                     1,000       27,500
  Bed Bath & Beyond, Inc.*            4,000       97,000
  Borders Group, Inc.*                1,500       53,813
  Circuit City Stores, Inc.           2,200       66,275
  Corporate Express, Inc.*            1,600       47,100
  Dayton Hudson Corporation           4,000      157,000
  Dollar General Corporation          4,000      128,000
  Gymboree Corporation*               1,400       32,025
  J.C. Penney Company                 1,100       53,625
  Men's Wearhouse, Inc.*              1,500       36,750
  MSC Industrial Direct Co., Inc.*      900       33,300
  OfficeMax, Inc.*                    2,000       21,500
  Pep Boys-Manny, Moe & Jack          1,000       30,750
  Sears, Roebuck & Company            3,900      179,400
  Starbucks Corporation*              4,000      114,500
  Tandy Corporation                   1,600       70,400
  The Sports Authority, Inc.*         2,000       43,500
  Tiffany & Company                     800       29,300
  Viking Office Products, Inc.*       2,200       58,712
  Williams-Sonoma, Inc.*              1,500       54,562
  Zale Corporation*                   1,500       28,875

SECURITIES BROKERAGE - 0.4%
  Bear Stearns Companies, Inc.        2,659       74,120
  Charles Schwab Corporation          3,000       96,000

                  See Notes To Financial Statements
                                  29

                  ADVANCE CAPITAL I, INC. - BALANCED FUND
                  PORTFOLIO OF INVESTMENTS
                  DECEMBER 31, 1996
---------------------------------------------------------

                                             Market
Common Stock                         Shares  Value
------------------------------------ ------- ------------
SECURITIES BROKERAGE - 0.4% (Continued)
  Investment Technology Group*        2,900  $    55,825
  Merrill Lynch & Company, Inc.       1,200       97,800

SEMICONDUCTOR - 1.1%
  Atmel Corporation*                  2,000       66,250
  Intel Corporation                   2,400      314,250
  International Rectifier Corp.*      2,000       30,500
  Linear Technology Corporation       2,200       96,525
  Maxim Integrated Products, Inc.*    3,400      147,050
  SDL, Inc.*                          1,500       39,375
  Texas Instruments, Inc.             2,400      153,000

SHOE - 0.1%
  Wolverine World Wide, Inc.          1,575       45,675

STEEL - 0.3%
  Nucor Corporation                   2,300      117,300
  Worthington Industries              4,000       72,500

TELECOMMUNICATIONS EQUIPMENT - 0.8%
  Andrew Corporation*                 1,575       83,573
  Ascend Communications, Inc.*        1,500       93,188
  Aspect Telecommunications Corp.*    1,000       63,500
  Cascade Communications Corp.*       1,500       82,688
  Coherent Commun. Systems Corp.*     1,500       29,250
  DSP Communications, Inc.*           1,600       31,000
  Glenayre Technologies, Inc.*        1,000       21,563
  PictureTel Corporation*             1,000       26,000
  Tellabs, Inc.*                      2,400       90,300
  U.S. Robotics, Inc.*                1,400      100,800

TELECOMMUNICATIONS SERVICE - 3.1%
  360 Communications Company*         1,800       41,850
  ALLTEL Corporation                  4,000      125,500
  Ameritech Corporation               3,000      181,875
  AT&T Corporation                    1,500       65,063
  Bell Atlantic Corporation           4,100      265,475
  BellSouth Corporation              10,000      405,000
  Cellular Commun. of Puerto Rico*    1,000       19,750
  Centennial Cellular Corporation*    1,000       12,125
  Cincinnati Bell Inc.                2,000      123,250
  CommNet Cellular, Inc.*             1,000       27,875
  Frontier Corporation                1,600       36,200
  GTE Corporation                    11,500      521,813
  InterCel, Inc.*                     2,500       30,625
  LCI International, Inc.*            1,500       32,438
  SBC Communications, Inc.            5,900      306,062
  Southern New England Tele. Corp.    2,000       77,750
  United States Cellular Corporation* 1,100       30,662

TEXTILES - 0.1%
  Unifi, Inc.                         1,300       41,762

THRIFT - 0.5%
  Federal Home Loan Mortgage Corp.    1,000      110,375
  Federal National Mortgage Assoc.    6,800      255,850
  JSB Financial Corporation           1,000       38,000

TIRE & RUBBER - 0.2%
  Goodyear Tire & Rubber Company      2,600      133,575

TOBACCO - 0.8%
  American Brands, Inc.               2,000       99,250
  Philip Morris Companies, Inc.       4,300      485,900

TOILETRIES / COSMETICS - 0.5%
  Gillette Company                    1,600      124,400
  Int'l Flavors & Fragrances, Inc.    5,000      225,000

TOYS - 0.1%
  Mattel, Inc.                        3,125       86,719

TRUCKING & TRANSPORT LEASING - 0.1%
  Werner Enterprise, Inc.             3,150       57,093

WATER UTILITY - 0.1%
  American Water Works Co., Inc.      3,500       72,188
                                             -----------
TOTAL COMMON STOCK - 61.4%
  (Cost $29,925,295)                         $46,168,966
                                             -----------

* Securities are non-income producing
                  See Notes To Financial Statements
                                  30

                                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                                       PORTFOLIO OF INVESTMENTS
                                       DECEMBER 31, 1996
------------------------------------------------------------------------------

                                              S & P
                                              Credit                             Principal     Market
Fixed Income Securities                       Rating      Coupon    Maturity     Amount        Value
-------------------------------------------   ---------   -------   ----------   -----------   -------------
AEROSPACE / DEFENSE - 1.0%
   Lockheed Corporation                         BBB+       9.375     10/15/99    $  100,000    $    107,426
   Lockheed Martin Corporation                  BBB+       7.650     05/01/16       500,000         516,876
   Rockwell International Corp.                 AA         8.875     09/15/99       100,000         106,000

AUTO PARTS - 0.6%
   Eaton Corporation                            A          7.000     04/01/11       500,000         480,313

AUTO & TRUCK - 0.7%
   General Motors Corporation                   A-         9.125     07/15/01       500,000         545,626

BANK - 4.4%
   Bankers Trust New York Corp.                 A-         9.500     06/14/00       250,000         272,982
   Chase Manhattan Corp.                        A-         6.750     08/15/08       400,000         388,500
   First Chicago NBD Corporation                A          8.100     03/01/02       500,000         527,657
   First Union Corporation                      A-         9.450     06/15/99       100,000         106,375
   First Union Corporation                      A-         8.000     08/15/09       500,000         521,163
   Morgan, J.P. & Company                       AA         8.500     08/15/03       500,000         544,844
   NationsBank Corporation                      A          6.500     03/15/06       500,000         481,251
   Royal Bank of Scotland                       A+         6.375     02/01/11       500,000         460,640

CHEMICAL - 0.8%
   Monsanto Company                             A          8.875     12/15/09       500,000         575,307

DIVERSIFIED - 0.7%
   Whitman Corporation                          BBB+       8.250     02/15/07       500,000         540,879

ELECTRIC & GAS UTILITIES - 5.6%
   Alabama Power Company                        A+         8.500     05/01/22       500,000         520,924
   Duke Power Company                           AA-        6.375     03/01/08       500,000         470,794
   Florida Power & Light Company                AA-        7.875     01/01/13       500,000         509,219
   Georgia Power Company                        A+         7.625     03/01/23       450,000         443,592
   Hydro Quebec                                 AAA        7.000     03/01/05       500,000         494,986
   Monongahela Power                            A+         8.500     06/01/22       500,000         520,965
   Potomac Edison Company                       A+         7.750     05/01/25       500,000         504,240
   Public Service Electric & Gas                A-         7.000     09/01/24       200,000         185,313
   Virginia Electric & Power Company            A          8.000     03/01/04       500,000         533,598

FINANCIAL SERVICES - 4.4%
   Associated Corporation of North America      AA-        8.700     01/01/97       200,000         199,966
   Deere, John Capital Corporation              A-         8.625     08/01/19       500,000         527,636
   Fairfax Financial Holdings                   BBB+       8.250     10/01/15       500,000         522,030
   Fletcher Challenge Capital Canada, Inc.      BBB        8.250     06/20/16       500,000         528,282

                                  See Notes To Financial Statements
                                                 31

                                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                                       PORTFOLIO OF INVESTMENTS
                                       DECEMBER 31, 1996
------------------------------------------------------------------------------

                                              S & P
                                              Credit                             Principal     Market
Fixed Income Securities                       Rating      Coupon    Maturity     Amount        Value
-------------------------------------------   ---------   -------   ----------   -----------   -------------
FINANCIAL SERVICES -  4.4% (Continued)
   Ford Holdings, Inc.                          A+         9.250     03/01/00    $  475,000    $    510,477
   General Electric Capital Corporation         AAA        7.750     03/15/02       500,000         526,313
   Loews Corporation                            AA-        8.250     01/15/07       500,000         519,215

FOOD PROCESSING - 1.0%
   Kraft, Inc.                                  A          8.500     02/15/17       250,000         258,617
   Nabisco, Inc.                                BBB        7.050     07/15/07       500,000         491,251

FOREIGN GOVERNMENT - 2.0%
   Province of Nova Scotia                      A-         7.250     07/27/13       500,000         494,923
   Province of Quebec                           A+         8.800     04/15/03       350,000         384,453
   Province of Saskatchewan                     A-         9.375     12/15/20       500,000         603,274

GOVERNMENTAL AGENCY - 0.7%
   Federal National Mortgage Association      Not Rated    5.520     04/13/98       500,000         496,269

HOTEL / GAMING - 0.6%
   ITT Corporation                              BBB        7.375     11/15/15       500,000         483,346

INSURANCE - 1.4%
   Chubb Corporation                            AA+        8.750     11/15/99        59,000          61,543
   CIGNA Corporation                            A-         8.250     01/01/07       500,000         541,357
   Metropolitan Life Insurance Co.*             A+         7.450     11/01/23       450,000         424,714

MACHINERY - 0.6%
   Case Corporation                             BBB        7.250     01/15/16       500,000         486,407

MEDICAL SUPPLIES - 0.6%
   Cardinal Health, Inc.                        A-         6.000     01/15/06       500,000         466,859

METALS & MINING - 0.6%
   Placer Dome, Inc.                            BBB        7.750     06/15/15       500,000         483,498

NATURAL GAS - 0.6%
   Enron Corporation                            BBB+       7.000     08/15/23       500,000         462,397

NEWSPAPER - 0.6%
   Knight-Ridder, Inc.                          AA-        9.875     04/15/09       100,000         123,901
   Tribune Company                              A          8.450     02/25/98       300,000         307,658

OFFICE EQUIPMENT & SUPPLIES - 0.3%
   Xerox Corporation                            A          9.750     03/15/00       200,000         218,188

                                  See Notes To Financial Statements
                                                 32

                                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                                       PORTFOLIO OF INVESTMENTS
                                       DECEMBER 31, 1996
------------------------------------------------------------------------------

                                              S & P
                                              Credit                             Principal     Market
Fixed Income Securities                       Rating      Coupon    Maturity     Amount        Value
-------------------------------------------   ---------   -------   ----------   -----------   -------------
PACKAGING & CONTAINER - 0.6%
   Crown Cork & Seal Company, Inc.              BBB+       8.375     01/15/05    $  390,000    $    423,154

PETROLEUM - 1.7%
   Atlantic Richfield Company                   A          8.500     04/01/12       250,000         281,016
   Louisiana Land & Exploration Co.             BBB        7.625     04/15/13       500,000         506,563
   OXY USA, Inc.                                BBB        7.000     04/15/11       500,000         472,969

RESTAURANT - 0.6%
   Darden Restaurants, Inc.                     BBB        7.125     02/01/16       500,000         467,500

RETAIL STORE - 0.9%
   Dayton Hudson Corporation                    BBB+       9.625     02/01/08       200,000         236,557
   Kmart Corporation                            B+         8.125     12/01/06       500,000         471,250

SECURITIES BROKERAGE - 1.1%
   Lehman Brothers Holdings, Inc.               A          8.500     08/01/15       500,000         531,407
   Salomon, Inc.                                BBB        9.450     03/15/98       300,000         310,452

TELECOMMUNICATIONS SERVICE - 2.3%
   AT&T Corporation                             AA-        7.125     01/15/02       500,000         510,782
   Michigan Bell Telephone                      AAA        7.500     02/15/23       500,000         496,345
   NYNEX Corporation                            A          7.375     12/15/11       250,000         246,889
   Southwestern Bell Telephone Company          AA         7.375     05/01/12       500,000         497,034

TOBACCO - 0.6%
   Philip Morris Companies, Inc.                A          9.000     01/01/01       400,000         430,761

U.S. GOVERNMENT - 1.4%
   U.S. Treasury                                           6.500     08/15/05       500,000         503,200
   U.S. Treasury                                           7.875     11/15/04       500,000         545,625

TOTAL FIXED-INCOME SECURITIES - 36.4%
   (Cost $26,987,108)                                                                            27,413,548
                                                                                               -------------
TOTAL INVESTMENTS IN SECURITIES - 97.8%
   (Cost $56,912,403)                                                                          $ 73,582,514
                                                                                               =============

* Security exempt from registration under Rule 144A of the Securities
  Act of 1933
                                  See Notes To Financial Statements
                                                 33

                               ADVANCE CAPITAL I, INC. - LONG TERM INCOME FUND PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
------------------------------------------------------------------------------

                                           S & P
                                           Credit                             Principal     Market
Fixed Income Securities                    Rating      Coupon    Maturity     Amount        Value
----------------------------------------   ---------   -------   ----------   -----------   -----------
AIR TRANSPORT - 2.1%
   Federal Express Corporation               BBB        9.650     06/15/12    $   25,000    $   29,519

BANK - 5.7%
   Chase Manhattan Corp.                     A-         7.625     01/15/03        25,000        25,977
   NationsBank Corporation                   A          7.750     08/15/15        25,000        25,555
   Westpac Banking Corporation               A+         9.125     08/15/01        25,000        27,469

BEVERAGE - 1.9%
   Coca-Cola Enterprises, Inc.               AA-        8.000     09/15/22        25,000        26,641

CHEMICAL - 2.1%
   Monsanto Company                          A          8.700     10/15/21        25,000        28,695

COMPUTERS & PERIPHERALS - 1.9%
   Digital Equipment Corporation             BB+        8.625     11/01/12        25,000        25,808

DIVERSIFIED - 4.3%
   AlliedSignal, Inc.                        A          9.500     06/01/16        25,000        30,807
   United Technologies Corporation           A+         8.750     03/01/21        25,000        29,050

ELECTRIC & GAS UTILITIES - 17.3%
   Consolidated Edison Co. of N.Y., Inc.     A+         7.375     09/01/05        25,000        25,206
   Florida Power Corporation                 AA-        8.625     11/01/21        50,000        53,351
   FPL Group Capital, Inc.                   A+         7.625     05/01/13        25,000        25,078
   Houston Lighting & Power Co.              A-         8.750     03/01/22        30,000        32,032
   Hydro Quebec                              A+         8.400     01/15/22        50,000        54,781
   Nevada Power Company                      BBB        8.500     01/01/23        25,000        26,308
   Texas Utilities Company                   BBB+       6.750     03/01/03        25,000        24,922

ELECTRICAL EQUIPMENT - 3.6%
   Philips Electronics N.V.                  BBB+       7.250     08/15/13        25,000        24,569
   Westinghouse Electric Corp.               BB         8.625     08/01/12        25,000        25,063

ENVIRONMENTAL - 1.9%
   Laidlaw, Inc.                             BBB+       8.250     05/15/23        25,000        26,496

FINANCIAL SERVICES - 7.9%
   Barclays North American Capital Corp.     AA-        9.750     05/15/21        25,000        27,926
   Dean Witter Discover & Company            A          6.750     10/15/13        40,000        37,500
   Ford Motor Credit Corporation             A+         6.375     11/05/08        25,000        23,383
   Loews Corporation                         AA-        7.000     10/15/23        25,000        22,905

                                  See Notes To Financial Statements
                                                 34

                               ADVANCE CAPITAL I, INC. - LONG TERM INCOME FUND PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
------------------------------------------------------------------------------

                                           S & P
                                           Credit                             Principal     Market
Fixed Income Securities                    Rating      Coupon    Maturity     Amount        Value
----------------------------------------   ---------   -------   ----------   -----------   -----------
FOOD PROCESSING - 4.7%
   Borden, Inc.                              BB+        9.250     06/15/19    $   25,000    $   25,589
   Dole Food Company, Inc.                   BBB-       7.875     07/15/13        40,000        40,487

FOREIGN GOVERNMENT - 4.0%
   Province of Ontario                       AA-        7.375     01/27/03        25,000        25,938
   Province of Saskatchewan                  A-         9.375     12/15/20        25,000        30,164

INSURANCE - 5.2%
   CIGNA Corporation                         A-         7.400     01/15/03        25,000        25,742
   Metropolitan Life Insurance Co.*          A+         7.450     11/01/23        50,000        47,190

MACHINERY - 1.9%
   Caterpillar, Inc.                         A          9.750     06/01/19        25,000        27,169

METALS & MINING - 1.9%
   Alcan Aluminum Ltd.                       A-         8.875     01/15/22        25,000        27,080

PAPER & FOREST PRODUCTS - 1.9%
   Georgia-Pacific Corporation               BBB-       9.125     07/01/22        25,000        26,625

PETROLEUM - 3.6%
   NOVA Gas Transmission                     A-         7.875     04/01/23        25,000        25,917
   OXY USA, Inc.                             BBB        7.000     04/15/11        25,000        23,648

RECREATION - 1.8%
   Brunswick Corporation                     BBB+       7.375     09/01/23        25,000        24,520

RETAIL STORE - 3.9%
   Dayton Hudson Corporation                 BBB+      10.000     01/01/11        20,000        24,578
   Sears, Roebuck & Company                  A-         9.375     11/01/11        25,000        29,707

SECURITIES BROKERAGE - 3.9%
   Lehman Brothers Holdings, Inc.            A          7.625     07/15/99        25,000        25,531
   Salomon, Inc.                             BBB        6.750     01/15/06        30,000        28,379

TELECOMMUNICATIONS SERVICE - 11.1%
   Bell Telephone Co. Pennsylvania           AA         7.500     05/01/13        50,000        49,911
   GTE Corporation                           A-         7.830     05/01/23        50,000        50,545
   NYNEX Corporation                         A          7.000     06/15/13        30,000        29,463
   Southwestern Bell Telephone Company       AA         7.375     05/01/12        25,000        24,852

                                  See Notes To Financial Statements
                                                 35

                               ADVANCE CAPITAL I, INC. - LONG TERM INCOME FUND PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
------------------------------------------------------------------------------

                                           S & P
                                           Credit                             Principal     Market
Fixed Income Securities                    Rating      Coupon    Maturity     Amount        Value
----------------------------------------   ---------   -------   ----------   -----------   -----------
U. S. GOVERNMENT - 5.0%
   U.S. Treasury                                        5.750     08/15/03    $   35,000    $   33,950
   U.S. Treasury                                        6.750     08/15/26        35,000        35,263
                                                                                            -----------
TOTAL FIXED-INCOME SECURITIES - 97.6%
   (Cost $1,354,162)                                                                        $1,361,289
                                                                                            ===========

* Security exempt from registration under Rule 144A of the Securities
  Act of 1933
                                  See Notes To Financial Statements
                                                 36

                             ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1996
------------------------------------------------------------------------------

                                              S & P
                                              Credit     Maturity                Principal     Market
Fixed Income Securities                       Rating     Date         Coupon     Amount        Value
-------------------------------------------   --------   ----------   --------   -----------   -------------
ADVERTISING - 0.7%
   Heritage Media Corporation                   B         02/15/06      8.750    $  500,000    $    485,000
   Heritage Media Corporation                   BB-       06/15/02     11.000       500,000         537,500
   Lamar Advertising Company                    B         12/01/06      9.625       200,000         205,500

AEROSPACE / DEFENSE - 1.3%
   AAR Corporation                              BBB-      10/15/03      7.250       500,000         486,382
   Lockheed Corporation                         BBB+      03/15/23      7.875       500,000         519,988
   McDonnell Douglas Corporation                A-        04/01/12      9.750     1,000,000       1,240,626

AIR TRANSPORT - 2.4%
   AMR Corporation                              BB+       08/01/12      9.000     1,000,000       1,121,876
   AMR Corporation                              BB+       03/15/00      9.750       100,000         108,500
   Delta Air Lines, Inc.                        BB+       02/01/11     10.375       500,000         611,407
   Federal Express Corporation                  BBB+      01/01/15      7.630     1,000,000       1,028,708
   United Airlines, Inc.                        BB        08/15/21      9.750       500,000         587,813
   United Airlines, Inc.                        BB        07/15/21     10.250       500,000         615,000

APPAREL - 1.3%
   Fruit of the Loom, Inc.                      BBB       03/15/11      7.000     1,000,000         931,319
   Phillips-Van Heusen Corp.                    BB+       11/15/23      7.750     1,000,000         817,677
   Platex Family Products Corp.                 B         12/15/03      9.000       500,000         496,250

AUTO PARTS - 0.6%
   JPS Automotive Products Corp.                B         06/15/01     11.125       500,000         537,500
   Walbro Corporation                           B+        07/15/05      9.875       500,000         515,613

AUTO & TRUCK - 1.7%
   Ford Motor Company                           A+        11/15/22      8.875     2,000,000       2,187,628
   General Motors Corporation                   A-        04/15/16      8.125       700,000         714,490

BANK - 6.1%
   Banc One Corporation                         A+        07/15/25      7.750     1,000,000       1,025,001
   Bank of Boston Corporation                   BBB       12/01/05      6.625     1,000,000         965,001
   Bankers Trust New York Corp.                 A-        11/15/15      7.500     1,500,000       1,485,470
   Chase Manhattan Corp.                        A-        10/15/08      6.125     1,000,000         913,951
   Citicorp                                     A         02/01/16     10.500       199,000         208,347
   Comerica Bank                                A-        12/01/13      7.125     1,000,000         951,876
   KeyCorp                                      BBB+      03/15/06      6.750     1,000,000         975,314
   NCNB Corporation                             A         07/15/15     10.200     1,000,000       1,282,695
   Republic New York Corporation                AA        05/15/21      9.125     1,000,000       1,182,189
   Royal Bank of Scotland                       A+        02/01/11      6.375     1,000,000         921,279
   Westpac Banking Corporation                  A+        08/15/01      9.125       500,000         549,376

                                  See Notes To Financial Statements
                                                 37

                             ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1996
-----------------------------------------------------------------------------

                                              S & P
                                              Credit     Maturity                Principal     Market
Fixed Income Securities                       Rating     Date         Coupon     Amount        Value
-------------------------------------------   --------   ----------   --------   -----------   -------------
BEVERAGE - 0.2%
   Anheuser Busch Companies, Inc.               AA-       03/01/17      8.500    $  386,000    $    401,923

BROADCASTING / CABLE TV - 4.9%
   Cablevision Systems Corp.                    B         05/15/06      9.875       750,000         770,625
   Century Communications Corp.                 BB-       03/01/05      9.500     1,000,000       1,011,251
   Century Communications Corp.                 BB-       02/15/02      9.750       250,000         256,875
   Comcast Corporation                          BB-       05/15/05      9.375       500,000         520,000
   Comcast Corporation                          BB-       01/15/08      9.500       500,000         513,126
   Continental Cablevision, Inc.                BBB+      08/01/13      9.500       500,000         571,719
   Jones Intercable, Inc.                       B+        07/15/04     11.500       250,000         271,875
   Jones Intercable, Inc.                       B+        03/01/08     10.500       200,000         215,518
   Lenfest Communications, Inc.                 BB+       11/01/05      8.375       750,000         720,000
   Rogers Cablesystems Ltd.                     BB+       03/15/05     10.000       500,000         515,315
   Sinclair Broadcast Group, Inc.               B         09/30/05     10.000       500,000         510,000
   Sinclair Broadcast Group, Inc.               B         12/15/03     10.000       575,000         592,401
   Tele-Communications, Inc.                    BBB-      02/15/23      8.750       500,000         470,157
   Tele-Communications, Inc.                    BBB-      01/15/23      9.250       760,000         742,426
   Turner Broadcasting System, Inc.             BBB-      07/01/13      8.375       750,000         767,727

BUILDING - 2.1%
   Continental Homes Holding Corporation        B+        04/15/06     10.000       500,000         516,857
   Ryland Group                                 B+        07/15/02     10.500     1,050,000       1,081,787
   Standard Pacific Corporation                 BB        03/01/00     10.500       300,000         303,000
   Toll Corporation                             BB-       03/15/02     10.500       550,000         570,528
   U.S. Home Corporation                        BB        06/15/03      9.750     1,000,000       1,040,000

BUILDING MATERIALS - 0.3%
   Schuller International Group                 BB-       12/15/04     10.875       500,000         557,500

CHEMICAL - 1.6%
   Arcadian Partners, L.P.                      BB-       05/01/05     10.750       500,000         555,000
   Borden Chemicals and Plastics, L.P.          BB+       05/01/05      9.500       500,000         512,500
   duPont, E.I. de Nemours & Co.                AA-       01/15/22      8.250     1,000,000       1,060,001
   Union Carbide Chemicals & Plastics Co.       BBB       04/01/23      7.875       600,000         623,764

COMPUTER & PERIPHERALS - 1.4%
   Digital Equipment Corporation                BB+       11/01/12      8.625     1,200,000       1,238,801
   International Business Machines Corp.        A         11/01/19      8.375     1,000,000       1,117,814

DIVERSIFIED - 0.7%
   Tenneco, Inc.                                BBB       11/15/12      9.200       500,000         583,241
   Textron, Inc.                                BBB       07/01/22      8.750       581,000         605,200

                                  See Notes To Financial Statements
                                                 38

                             ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1996
-----------------------------------------------------------------------------

                                              S & P
                                              Credit     Maturity                Principal     Market
Fixed Income Securities                       Rating     Date         Coupon     Amount        Value
-------------------------------------------   --------   ----------   --------   -----------   -------------
ELECTRIC & GAS UTILITIES - 11.5%
   Alabama Power Company                        A+        12/01/24      9.000    $1,000,000    $  1,082,501
   Cleveland Electric Illuminating Company      BB        03/01/17      9.375       500,000         509,931
   Duke Power Company                           AA-       03/01/22      8.625       500,000         526,956
   Florida Power & Light Company                AA-       01/01/13      7.875     1,000,000       1,018,439
   FPL Group Capital, Inc.                      A+        05/01/13      7.625       500,000         501,563
   Georgia Power Company                        A+        02/01/23      7.950     1,000,000       1,006,603
   Hydro Quebec                                 A+        01/15/22      8.400       800,000         876,501
   Illinois Power Co.                           BBB       02/15/23      8.000     1,000,000         993,056
   Indianapolis Power & Light Co.               AA-       02/01/24      7.050     1,000,000         952,252
   Long Island Lighting Company                 BB+       07/15/19      8.900       473,000         465,758
   Midland Cogeneration Venture                 BB-       07/23/02     10.330       387,909         416,033
   Monongahela Power Company                    A+        06/01/22      8.500     1,500,000       1,562,895
   New Orleans Public Service, Inc.             BBB       03/01/23      8.000       600,000         604,359
   Northern Illinois Gas Company                AA        08/15/21      8.875     1,000,000       1,060,814
   Philadelphia Electric Company                BBB+      09/01/22      8.250     1,000,000       1,005,939
   Potomac Edison Company                       A+        06/01/24      8.000     1,000,000       1,029,666
   Potomac Electric Power Company               A         06/01/21      9.000     1,000,000       1,089,137
   Public Service Electric & Gas                A-        09/01/24      7.000     1,000,000         926,564
   Southern Cal Edison                          A+        12/01/17      8.375       655,000         668,944
   Southern California Gas Company              AA-       10/01/21      8.750     1,000,000       1,067,090
   Virginia Electric & Power Company            A         10/01/24      8.625     1,000,000       1,065,001
   West Penn Power Company                      A+        08/01/24      8.125     1,000,000       1,066,242

ELECTRIC EQUIPMENT - 1.6%
   Essex Group, Inc.                            B+        05/01/03     10.000     1,000,000       1,040,000
   Philips Electronics N.V.                     BBB+      08/15/13      7.250     1,000,000         982,779
   Westinghouse Electric Corp.                  BB        08/01/12      8.625       750,000         751,876

ELECTRONICS - 0.6%
   ADT Operations, Inc.                         BB+       08/01/03      9.250       500,000         535,000
   Rogers Communications, Inc.                  BB-       04/15/04     10.875       500,000         527,500

ENVIRONMENTAL - 0.6%
   Laidlaw, Inc.                                BBB+      05/15/23      8.250     1,000,000       1,059,840

FINANCIAL SERVICES - 3.5%
   Auburn Hills Trust                           A-        05/01/20     12.000       400,000         609,875
   CRA Finance USA, Ltd.                        AA-       12/01/13      7.125       500,000         492,630
   Dean Witter Discover & Company               A         10/15/13      6.750     1,250,000       1,171,869
   Fairfax Financial Holdings                   BBB+      10/01/15      8.250     1,500,000       1,566,090
   Fletcher Challenge Capital Canada, Inc.      BBB       06/20/16      8.250       500,000         528,282

                                  See Notes To Financial Statements
                                                 39

                             ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1996
-----------------------------------------------------------------------------

                                              S & P
                                              Credit     Maturity                Principal     Market
Fixed Income Securities                       Rating     Date         Coupon     Amount        Value
-------------------------------------------   --------   ----------   --------   -----------   -------------
FINANCIAL SERVICES -  3.5% (Continued)
   Keystone Group, Inc.                         A+        09/01/03      9.750    $  500,000    $    542,500
   SunAmerica Inc.                              A         04/28/23      8.125     1,000,000       1,030,155

FOOD PROCESSING - 1.5%
   Chiquita Brands Int'l, Inc.                  B+        01/15/04      9.625     1,000,000       1,032,500
   ConAgra, Inc.                                BBB       03/01/21      9.750       500,000         618,844
   Nabisco, Inc.                                BBB       06/15/15      7.550     1,000,000         985,496

FOREIGN GOVERNMENT - 3.1%
   Province of Newfoundland                     BBB+      10/22/22      8.650     1,000,000       1,121,620
   Province of Nova Scotia                      A-        07/27/13      7.250     1,000,000         989,845
   Province of Quebec                           A+        12/01/26      8.625     1,000,000       1,120,001
   Province of Saskatchewan                     A-        02/01/13      8.000     1,000,000       1,062,283
   Republic of Finland                          AA        04/01/28      9.625     1,000,000       1,070,404

GROCERY - 0.3%
   Safeway, Inc.                                BBB-      03/15/07      9.875       450,000         508,701

HOTEL / GAMING - 3.4%
   Aztar Corporation                            B         10/01/02     11.000       500,000         487,500
   California Hotel Finance Corp.               BB-       12/01/02     11.000       400,000         416,000
   Circus Circus Enterprises                    BBB       07/15/13      7.625       450,000         432,000
   Empress River Casino Finance Corp.           BB        04/01/02     10.750       500,000         527,879
   Grand Casinos, Inc.                          BB        12/01/03     10.125       500,000         502,500
   Host Marriott Travel Plaza                   BB-       05/15/05      9.500     1,000,000       1,040,000
   ITT Corporation                              BBB       11/15/15      7.375     1,000,000         966,691
   Prime Hospitality Corp.                      BB        01/15/06      9.250       500,000         508,665
   Showboat, Inc.                               BB-       05/01/08      9.250       400,000         392,000
   Station Casinos                              B+        06/01/03      9.625       500,000         492,500

HOUSEHOLD PRODUCTS - 0.4%
   American Standard, Inc.                      B+        06/01/01      9.875       350,000         371,000
   Owens Illinois, Inc.                         B+        08/15/04      9.750       250,000         256,294

INSURANCE - 6.5%
   Aetna Life & Casualty Company                A-        01/15/17      8.000     1,500,000       1,486,212
   CIGNA Corporation                            A-        03/01/23      7.650       500,000         493,438
   CNA Financial Corporation                    A-        11/15/23      7.250     1,000,000         942,397
   Continental Corporation                      BBB-      08/15/12      8.375       600,000         635,932
   Kaufman & Broad Home Corp.                   B+        05/01/03      9.375     1,000,000       1,010,000
   Leucadia National Corporation                BBB+      08/15/13      7.750       910,000         914,550
   MBIA, Inc.                                   AA        10/01/22      8.200     2,000,000       2,157,743

                                  See Notes To Financial Statements
                                                 40

                             ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1996
-----------------------------------------------------------------------------

                                              S & P
                                              Credit     Maturity                Principal     Market
Fixed Income Securities                       Rating     Date         Coupon     Amount        Value
-------------------------------------------   --------   ----------   --------   -----------   -------------
INSURANCE -  6.5% (Continued)
   Metropolitan Life Insurance Co.*             A+        11/01/23      7.450    $  500,000    $    471,904
   New York Life Insurance Company              AA        12/15/23      7.500     1,000,000         981,580
   Penncorp Financial Group, Inc.               BB+       12/15/03      9.250       500,000         477,500
   Reliance Group Holdings, Inc.                BB+       11/15/00      9.000     1,000,000       1,030,000
   Vesta Insurance Group                        BBB+      07/15/25      8.750       500,000         539,824

MEDICAL SERVICES - 1.6%
   Abbey Healthcare Group, Inc.                 BB+       11/01/02      9.500       500,000         524,832
   Beverly Enterprises Inc.                     B+        02/15/06      9.000       500,000         500,000
   Columbia/HCA Healthcare Corporation          A-        12/15/14      9.000     1,000,000       1,165,754
   HEALTHSOUTH Rehabilitation                   BB-       04/01/01      9.500       500,000         535,000

MEDICAL SUPPLIES - 0.4%
   Cardinal Health, Inc.                        A-        02/15/04      6.500       700,000         684,601

METALS & MINING - 1.5%
   Alcan Aluminum Ltd.                          A-        01/15/22      8.875     1,000,000       1,083,190
   Inco Ltd.                                    BBB-      06/15/22      9.600       500,000         563,048
   Placer Dome, Inc.                            BBB       06/15/15      7.750     1,000,000         966,996

NATURAL GAS - 1.1%
   Consolidated Natural Gas Company             AA-       12/01/11      8.625       845,000         884,390
   Seagull Energy                               BB-       08/01/05      8.625     1,000,000       1,020,000

NEWSPAPER - 0.3%
   Hollinger International, Inc.                BB-       02/01/06      9.250       500,000         492,500

OILFIELD SERVICES - 0.2%
   Rowan Companies, Inc.                        B+        12/01/01     11.875       250,000         267,500

PACKAGING & CONTAINERS - 1.6%
   Container Corp. of America                   B+        04/01/03      9.750       400,000         423,000
   Crown Cork & Seal Company, Inc.              BBB+      04/15/23      8.000     1,500,000       1,505,627
   Stone Container Corporation                  B+        02/01/01      9.875       750,000         757,500

PAPER & FOREST PRODUCTS - 2.8%
   Bowater, Inc.                                BBB       10/15/12      9.500       700,000         821,728
   Champion International Corporation           BBB       09/01/23      7.625     1,500,000       1,447,289
   Fort Howard Corporation                      B         03/15/03     10.000       400,000         417,465
   Georgia-Pacific Corporation                  BBB-      07/01/22      9.125     1,000,000       1,065,000
   Sweetheart Corporation, Inc.                 B+        09/01/00      9.625     1,000,000       1,037,500

                                  See Notes To Financial Statements
                                                 41

                             ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1996
-----------------------------------------------------------------------------

                                              S & P
                                              Credit     Maturity                Principal     Market
Fixed Income Securities                       Rating     Date         Coupon     Amount        Value
-------------------------------------------   --------   ----------   --------   -----------   -------------
PETROLEUM - 7.3%
   Amoco Company                                AAA       12/15/16      8.625    $2,000,000    $  2,092,202
   ANR Pipeline Company                         BBB-      11/01/21      9.625     1,000,000       1,214,459
   Clark Oil & Refining Corporation             BB        09/15/04      9.500       650,000         666,250
   Clark USA, Inc.                              B+        12/01/05     10.875       500,000         522,257
   Diamond Shamrock R & M, Inc.                 BBB       04/01/23      8.000       600,000         606,306
   Louisiana Land & Exploration Co.             BBB       04/15/13      7.625     1,000,000       1,013,126
   Maxus Energy Corporation                     BB-       02/15/03      9.500     1,000,000       1,023,050
   Maxus Energy Corporation                     BB-       11/01/03      9.375       750,000         768,750
   NOVA Gas Transmission                        A-        04/01/23      7.875       600,000         621,996
   OXY USA, Inc.                                BBB       04/15/11      7.000     1,000,000         945,939
   Phillips Petroleum Company                   A-        01/01/23      8.490     1,000,000       1,066,381
   USX Corporation                              BBB-      02/15/12      9.375       750,000         859,335
   Vintage Petroleum, Inc.                      B+        12/15/05      9.000     1,000,000         981,327

PUBLISHING - 1.1%
   K-III Communications Corporation             BB-       06/01/04     10.250       750,000         791,250
   News America Holdings                        BBB       08/10/18      8.250     1,000,000       1,012,814

RAILROAD - 1.2%
   Kansas City Southern Industries, Inc.        BBB+      07/01/22      8.800       500,000         531,089
   Union Pacific Corporation                    BBB       05/01/25      8.350     1,500,000       1,557,225

REAL ESTATE INVESTMENT TRUST - 0.4%
   Taubman Realty Group Ltd.                    BBB       10/01/03      7.000       750,000         726,329

RECREATION - 1.2%
   Brunswick Corporation                        BBB+      09/01/23      7.375       975,000         956,281
   Time Warner, Inc.                            BBB-      01/15/13      9.125     1,000,000       1,095,000

RESTAURANT - 0.8%
   Darden Restaurants, Inc.                     BBB       02/01/16      7.125     1,500,000       1,402,500

RETAIL STORE - 2.9%
   Best Buy, Inc.                               B-        10/01/00      8.625     1,000,000         910,000
   Dayton Hudson Corporation                    BBB+      08/01/23      7.650       750,000         716,954
   Genesco, Inc.                                B         02/01/03     10.375       425,000         419,241
   Kmart Corporation                            B+        10/01/12      7.750     1,000,000         844,190
   Rite-Aid Corporation                         BBB+      08/15/13      6.875     1,000,000         940,314
   Sears, Roebuck & Company                     A-        11/01/11      9.375     1,000,000       1,188,272

                                  See Notes To Financial Statements
                                                 42

                             ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1996
-----------------------------------------------------------------------------

                                              S & P
                                              Credit     Maturity                Principal     Market
Fixed Income Securities                       Rating     Date         Coupon     Amount        Value
-------------------------------------------   --------   ----------   --------   -----------   -------------
SECURITIES BROKERAGE - 3.1%
   Bear Stearns Companies, Inc.                 A         01/15/04      6.625    $1,000,000    $    976,876
   Goldman Sachs Group                          A+        03/01/13      8.000     1,000,000       1,029,503
   Lehman Brothers, Inc.                        A         05/15/05     11.625     1,023,000       1,290,944
   Morgan Stanley Group, Inc.                   A+        10/01/13      7.000     1,000,000         961,312
   Paine Webber Group, Inc.                     BBB+      02/15/14      7.625     1,000,000         976,370

STEEL - 0.9%
   AK Steel Corporation                         BB-       04/01/04     10.750       500,000         545,000
   Jorgensen, Earle M. Company                  B         03/01/00     10.750       500,000         510,000
   Wheeling-Pittsburgh Corporation              BB-       11/15/03      9.375       500,000         490,000

TELECOMMUNICATIONS SERVICE - 4.2%
   GTE Corporation                              A-        11/01/21      8.750     1,000,000       1,151,251
   NYNEX Corporation                            A         12/15/11      7.375       500,000         493,779
   Paging Network, Inc.                         B         02/01/06      8.875     1,000,000         953,554
   Panamsat L.P.                                BB-       08/01/00      9.750       500,000         528,750
   Southern Bell Telephone & Telegraph Co.      AAA       03/15/13      7.625     3,000,000       3,030,817
   Southwestern Bell Telephone Company          AA        05/01/12      7.375     1,000,000         994,068

TEXTILES - 1.4%
   Dominion Textile, Inc.                       BB        04/01/06      9.250       500,000         506,250
   Fieldcrest Cannon, Inc.                      B+        06/15/04     11.250     1,000,000       1,040,000
   WestPoint Stevens, Inc.                      BB-       12/15/01      8.750       750,000         776,250

TOBACCO - 0.8%
   Philip Morris Companies, Inc.                A         01/15/17      8.375       500,000         503,021
   RJR Nabisco, Inc.                            BBB-      04/15/04      8.750       775,000         780,329

U.S. GOVERNMENT - 2.3%
   U.S. Treasury                                          08/15/23      6.250     1,000,000         937,500
   U.S. Treasury                                          08/15/05      6.500     1,000,000       1,006,402
   U.S. Treasury                                          08/15/26      6.750     2,000,000       2,015,000
                                                                                               -------------
TOTAL FIXED INCOME SECURITIES - 95.4%
   (Cost $158,107,243)                                                                         $162,937,383
                                                                                               =============

* Security exempt from registration under Rule 144A of the Securities
  Act of 1933
                                  See Notes To Financial Statements
                                                 43

                                          ADVANCE CAPITAL I, INC.
                                          STATEMENT OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 1996
-----------------------------------------------------------------------------

                                                EQUITY                                   LONG TERM    RETIREMENT
                                                GROWTH         BOND        BALANCED       INCOME        INCOME
                                             ------------- ------------- ------------- ------------- -------------
ASSETS
  Investments in securities  . . . . . . . . $ 38,393,985  $  4,332,807  $ 73,582,514  $  1,361,289  $162,937,383

  Cash . . . . . . . . . . . . . . . . . . .      408,054        18,889     1,005,304         5,000     4,386,032
  Receivables
    Dividends and interest . . . . . . . . .       15,768        84,231       717,190        28,658     3,590,692
    Securities Sold  . . . . . . . . . . . .            0             0             0             0             0
  Prepaid expenses . . . . . . . . . . . . .        4,078         1,559         6,989         1,075        13,987
                                             ------------- ------------- ------------- ------------- -------------
  Total assets . . . . . . . . . . . . . . .   38,821,885     4,437,486    75,311,997     1,396,022   170,928,094


LIABILITIES
  Payable to affiliated entities
    Investment advisory fees . . . . . . . .       22,398         1,481        43,537           467        71,085
    Distribution fees  . . . . . . . . . . .          261             0           510             0         1,150
  Accounts payable and accrued expenses  . .       14,229         1,408        23,474            72        45,072
  Securities purchased . . . . . . . . . . .       18,104             0        32,587             0             0
  Distributions payable  . . . . . . . . . .            0         4,111        10,216           687        11,596
                                             ------------- ------------- ------------- ------------- -------------
  Total liabilities  . . . . . . . . . . . .       54,992         7,000       110,324         1,226       128,903
                                             ------------- ------------- ------------- ------------- -------------

  Net assets . . . . . . . . . . . . . . . . $ 38,766,893  $  4,430,486  $ 75,201,673  $  1,394,796  $170,799,191
                                             ============= ============= ============= ============= =============


NET ASSETS
  Paid-in capital  . . . . . . . . . . . . . $ 27,625,290  $  4,280,485  $ 58,531,562  $  1,394,325  $166,940,004
  Accumulated undistributed net realized
    loss on investments  . . . . . . . . . .     (127,785)       (1,070)            0        (6,656)     (970,953)
  Net unrealized appreciation in value of
    investments  . . . . . . . . . . . . . .   11,269,388       151,071    16,670,111         7,127     4,830,140
                                             ------------- ------------- ------------- ------------- -------------

  Net assets . . . . . . . . . . . . . . . . $ 38,766,893  $  4,430,486  $ 75,201,673  $  1,394,796  $170,799,191
                                             ============= ============= ============= ============= =============

SHARES OUTSTANDING . . . . . . . . . . . . .    2,633,924       427,193     5,497,973       135,750    16,747,398
                                             ============= ============= ============= ============= =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE . . . . . . . . $      14.72  $      10.37  $      13.68  $      10.27  $      10.20
                                             ============= ============= ============= ============= =============

                                  See Notes To Financial Statements
                                                 44

                                                  ADVANCE CAPITAL I, INC.
                                                  STATEMENT OF OPERATIONS
                                                  YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------

                                                    EQUITY                                   LONG TERM    RETIREMENT
                                                     GROWTH         BOND        BALANCED       INCOME        INCOME
                                                  ------------- ------------- ------------- ------------- -------------
INVESTMENT INCOME
  Interest . . . . . . . . . . . . . . . . . . .  $     25,491  $    317,386  $  1,888,004  $    102,556  $ 13,007,779
  Dividends  . . . . . . . . . . . . . . . . . .       169,376             0       925,704             0             0
                                                  ------------- ------------- ------------- ------------- -------------
  Total investment income  . . . . . . . . . . .       194,867       317,386     2,813,708       102,556    13,007,779

EXPENSES
  Paid to affiliates:
    Investment advisory fees  . . . . . . . . . .      229,385        17,394       465,621         5,436       785,763
    Administration fees . . . . . . . . . . . . .            0             0             0             0             0
    Distribution fees . . . . . . . . . . . . . .       81,923             0       166,293             0       392,882
    Transfer and dividend disbursing
      agent fees  . . . . . . . . . . . . . . . .            0             0             0             0             0
  Paid to others:
    Custodial fees  . . . . . . . . . . . . . . .       21,841         2,659        27,206         1,777         9,417
    Directors fees and expenses . . . . . . . . .          977           131         1,987             0         4,702
    Professional fees . . . . . . . . . . . . . .        5,860           784        11,923             0        28,213
    Shareholder reporting costs . . . . . . . . .        8,532         1,194        17,689            74        40,752
    Registration and filing fees  . . . . . . . .        4,630         1,464         4,728         1,400        12,942
    Other operating expenses  . . . . . . . . . .        4,408           610         9,436            42        20,806
                                                  ------------- ------------- ------------- ------------- -------------
    Total expenses  . . . . . . . . . . . . . . .      357,556        24,236       704,883         8,729     1,295,477
                                                   ------------ ------------- ------------- ------------- -------------
NET INVESTMENT INCOME (LOSS)  . . . . . . . . . .     (162,689)      293,150     2,108,825        93,827    11,712,302

REALIZED GAIN (LOSS) ON INVESTMENTS
    Proceeds from securities sold . . . . . . . .    7,991,824       845,746     8,370,070        84,582    12,719,017
    Cost of securities sold . . . . . . . . . . .   (7,862,959)     (830,856)   (6,948,023)      (85,479)  (13,175,690)
                                                  ------------- ------------- ------------- ------------- -------------
    Net realized gain (loss) on investments . . .      128,865        14,890     1,422,047          (897)     (456,673)

UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Appreciation, Beginning of year . . . . . . .    6,131,147       340,412    10,985,562        72,955     8,496,965
    Appreciation, End of year . . . . . . . . . .   11,269,388       151,071    16,670,111         7,127     4,830,140
                                                  ------------- ------------- ------------- ------------- -------------
    Net unrealized gain (loss) on investments . .    5,138,241      (189,341)    5,684,549       (65,828)   (3,666,825)
                                                  ------------- ------------- ------------- ------------- -------------
NET GAIN (LOSS) ON INVESTMENTS  . . . . . . . . .    5,267,106      (174,451)    7,106,596       (66,725)   (4,123,498)
                                                  ------------- ------------- ------------- ------------- -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . . . $  5,104,417  $    118,699  $  9,215,421  $     27,102  $  7,588,804
                                                  ============= ============= ============= ============= =============

                                  See Notes To Financial Statements
                                                 45

                                            ADVANCE CAPITAL I, INC.
                                            STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                EQUITY GROWTH                   BOND
                                                         --------------------------- ---------------------------
                                                             1996          1995          1996          1995
                                                         ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)  . . . . . . . . . . .  $   (162,689) $    (56,945) $    293,150  $    293,799
    Net realized gain (loss) on investments . . . . . .       128,865       316,515        14,890        11,845
    Net unrealized gain (loss) on investments . . . . .     5,138,241     5,990,202      (189,341)      483,876
                                                         ------------- ------------- ------------- -------------

    Net increase in net assets resulting from operations    5,104,417     6,249,772       118,699       789,520

  Distributions to Shareholders:
    Net investment income . . . . . . . . . . . . . . .             0             0      (293,150)     (293,799)
    Net realized gain on investments  . . . . . . . . .             0             0             0             0
                                                         ------------- ------------- ------------- -------------
    Total distributions to shareholders . . . . . . . .             0             0      (293,150)     (293,799)

  Share Transactions:
    Net proceeds from sale of shares  . . . . . . . . .    10,814,068     8,534,816       747,478       654,515
    Reinvestment of distributions . . . . . . . . . . .             0             0       246,917       250,365
    Cost of shares reacquired . . . . . . . . . . . . .    (2,776,738)   (1,793,152)     (916,571)     (872,964)
                                                         ------------- ------------- ------------- -------------

    Net increase derived from share transactions  . . .     8,037,330     6,741,664        77,824        31,916
                                                         ------------- ------------- ------------- -------------
    Net increase (decrease) in net assets . . . . . . .    13,141,747    12,991,436       (96,627)      527,637

NET ASSETS
    Beginning of year . . . . . . . . . . . . . . . . .    25,625,146    12,633,710     4,527,113     3,999,476
                                                         ------------- ------------- ------------- -------------
    End of year . . . . . . . . . . . . . . . . . . . .  $ 38,766,893  $ 25,625,146  $  4,430,486  $  4,527,113
                                                         ============= ============= ============= =============
NUMBER OF SHARES
    Sold  . . . . . . . . . . . . . . . . . . . . . . .       792,133       822,812        71,788        63,642
    Shares issued from reinvestment of distributions  .             0             0        23,856        24,367
    Reacquired  . . . . . . . . . . . . . . . . . . . .      (202,707)     (169,448)      (88,198)      (84,347)
                                                         ------------- ------------- ------------- -------------
    Net increase in shares outstanding  . . . . . . . .       589,426       653,364         7,446         3,662

    Outstanding:
      Beginning of year . . . . . . . . . . . . . . . .     2,044,498     1,391,134       419,747       416,085
                                                         ------------- ------------- ------------- -------------
      End of year . . . . . . . . . . . . . . . . . . .     2,633,924     2,044,498       427,193       419,747
                                                         ============= ============= ============= =============

                                  See Notes To Financial Statements
                                                 46

                                ADVANCE CAPITAL I, INC.
                                STATEMENT OF CHANGES IN NET ASSETS - Continued
------------------------------------------------------------------------------

                                                                  BALANCED                LONG TERM INCOME
                                                         --------------------------- ---------------------------
                                                             1996          1995          1996          1995
                                                         ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)  . . . . . . . . . . .  $  2,108,825  $  1,600,391  $     93,827  $     91,770
    Net realized gain (loss) on investments . . . . . .     1,422,047     1,455,272          (897)          687
    Net unrealized gain (loss) on investments . . . . .     5,684,549    10,850,004       (65,828)      204,161
                                                         ------------- ------------- ------------- -------------

    Net increase in net assets resulting from operations    9,215,421    13,905,667        27,102       296,618

  Distributions to Shareholders:
    Net investment income . . . . . . . . . . . . . . .    (2,108,825)   (1,600,391)      (93,827)      (91,770)
    Net realized gain on investments  . . . . . . . . .    (1,422,047)     (675,694)            0             0
                                                         ------------- ------------- ------------- -------------
    Total distributions to shareholders . . . . . . . .    (3,530,872)   (2,276,085)      (93,827)      (91,770)

  Share Transactions:
    Net proceeds from sale of shares  . . . . . . . . .    14,712,818     6,216,671        43,803        88,084
    Reinvestment of distributions . . . . . . . . . . .     3,500,989     2,254,669        86,013        90,571
    Cost of shares reacquired . . . . . . . . . . . . .    (7,995,453)   (5,022,865)     (118,662)      (95,945)
                                                         ------------- ------------- ------------- -------------

    Net increase derived from share transactions  . . .    10,218,354     3,448,475        11,154        82,710
                                                         ------------- ------------- ------------- -------------
    Net increase (decrease) in net assets . . . . . . .    15,902,903    15,078,057       (55,571)      287,558

NET ASSETS
    Beginning of year . . . . . . . . . . . . . . . . .    59,298,770    44,220,713     1,450,367     1,162,809
                                                         ------------- ------------- ------------- -------------
    End of year . . . . . . . . . . . . . . . . . . . .  $ 75,201,673  $ 59,298,770  $  1,394,796  $  1,450,367
                                                         ============= ============= ============= =============
NUMBER OF SHARES
    Sold  . . . . . . . . . . . . . . . . . . . . . . .     1,132,445       537,704         4,368         8,833
    Shares issued from reinvestment of distributions  .       262,475       190,968         8,433         8,984
    Reacquired  . . . . . . . . . . . . . . . . . . . .      (615,458)     (445,049)      (11,587)       (9,616)
                                                         ------------- ------------- ------------- -------------
    Net increase in shares outstanding  . . . . . . . .       779,462       283,623         1,214         8,201

    Outstanding:
      Beginning of year . . . . . . . . . . . . . . . .     4,718,511     4,434,888       134,536       126,335
                                                         ------------- ------------- ------------- -------------
      End of year . . . . . . . . . . . . . . . . . . .     5,497,973     4,718,511       135,750       134,536
                                                         ============= ============= ============= =============

                                  See Notes To Financial Statements
                                                 47

                                ADVANCE CAPITAL I, INC.
                                STATEMENT OF CHANGES IN NET ASSETS - Continued
------------------------------------------------------------------------------

                                                              RETIREMENT INCOME
                                                         ---------------------------
                                                             1996          1995
                                                         ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)  . . . . . . . . . . .  $ 11,712,302  $  9,158,774
    Net realized gain (loss) on investments . . . . . .      (456,673)     (309,780)
    Net unrealized gain (loss) on investments . . . . .    (3,666,825)   15,790,332
                                                         ------------- -------------
    Net increase (decrease) in net assets
      resulting from operations . . . . . . . . . . . .     7,588,804    24,639,326

  Distributions to Shareholders:
    Net investment income . . . . . . . . . . . . . . .   (11,712,302)   (9,158,774)
    Net realized gain on investments  . . . . . . . . .             0             0
                                                         ------------- -------------
    Total distributions to shareholders . . . . . . . .   (11,712,302)   (9,158,774)

  Share Transactions:
    Net proceeds from sale of shares  . . . . . . . . .    39,730,156    41,855,679
    Reinvestment of distributions . . . . . . . . . . .    11,592,633     9,090,489
    Cost of shares reacquired . . . . . . . . . . . . .   (15,699,328)  (11,289,892)
                                                         ------------- -------------
    Net increase (decrease) derived from share
      transactions  . . . . . . . . . . . . . . . . . .    35,623,461    39,656,276
                                                         ------------- -------------
    Net increase (decrease) in net assets . . . . . . .    31,499,963    55,136,828

NET ASSETS
    Beginning of year . . . . . . . . . . . . . . . . .   139,299,228    84,162,400
                                                         ------------- -------------
    End of period . . . . . . . . . . . . . . . . . . .  $170,799,191  $139,299,228
                                                         ============= =============
NUMBER OF SHARES
    Sold  . . . . . . . . . . . . . . . . . . . . . . .     3,902,770     4,342,406
    Shares issued from reinvestment of distributions  .     1,150,356       907,982
    Reacquired  . . . . . . . . . . . . . . . . . . . .    (1,557,136)   (1,130,935)
                                                         ------------- -------------
    Net increase (decrease) in shares outstanding . . .     3,495,990     4,119,453

    Outstanding:
      Beginning of year . . . . . . . . . . . . . . . .    13,251,408     9,131,955
                                                         ------------- -------------
      End of period . . . . . . . . . . . . . . . . . .    16,747,398    13,251,408
                                                         ============= =============

                                  See Notes To Financial Statements
                                                 48

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION OF THE COMPANY

     Advance Capital I, Inc. (the COMPANY) is a Maryland Corporation organized on March 6, 1987 and commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the Equity Growth Fund, Bond Fund, Balanced Fund, Long Term Income Fund and Retirement Income Fund.

NOTE 2.  ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies followed by the COMPANY.

Security Valuation

     Securities for which exchanged quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Money market instruments held by the Funds with a remaining maturity of sixty days or less will be valued at cost which approximates market.

Expenses

     Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

Federal Income Taxes

     It is the COMPANY'S policy to meet the requirements of the Internal Revenue Code that are applicable to regulated investment companies and intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided.

Dividends

     Income dividends in the Bond, Balanced, Long Term Income and Retirement Income Funds are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund, if any, are declared annually and paid on the last business day of the year. Capital gain dividends, if any, are declared annually on the last business day of the year and are normally paid within 45 days.

Other

     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the first-in, first-out method for book and tax purposes. Net investment losses, for which no carryover is permitted, are offset against paid in capital.

NOTE 3.  TRANSACTIONS WITH AFFILIATES

     Advance Capital Management, Inc. (MANAGEMENT) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY'S investment adviser. T. Rowe Price Associates, Inc.
(TRPA) serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. (SERVICES) (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the Company's shares. Advance Capital Group, Inc. (GROUP) is the Company's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets of the Equity Growth and Balanced Funds, .50% of the average daily net assets of the Retirement Income Fund, and .40% of the average daily net assets of the Bond and Long Term Income Funds. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will reimburse SERVICES for actual expenses incurred in connection with the distribution of fund shares of the Equity Growth, Balanced and Retirement Income Funds, at a rate not to exceed .25% of each fund's average daily net assets.

     The COMPANY was charged investment advisory fees of $1,503,599 by MANAGEMENT for 1996. The COMPANY was charged distribution fees of $641,098 by SERVICES for 1996. SERVICES paid or accrued to brokerage firms a total of $15,127 for distributing COMPANY shares for 1996. At December 31, 1996 an employee retirement plan sponsored by SERVICES owned 52,675 shares (2.0%) of the Equity Growth Fund and 14,650 shares (0.3%) of the Balanced Fund.

     Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY.
Directors fees are only paid to outside directors and consist of a $1,000 annual retainer and an additional $100 per meeting.

NOTE 4.  INVESTMENT PORTFOLIO TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, other than short-term obligations, for 1996 were as follows:

              Equity		      	             Long Term	  Retirement
              Growth	    Bond       Balanced	     Income	  Income
              ------        ----       --------	     ----------	  ---------
Purchases     $15,945,323   $919,113   $16,353,198   $112,125     $43,539,878
Sales 	        7,991,824    845,746     8,370,070     84,582      12,719,017

     The cost of purchases and proceeds from sales of U.S.
Government securities included above were as follows:



              Equity                                 Long Term	  Retirement
              Growth        Bond       Balanced      Income       Income
	      ------	    ----       --------      ---------    ----------
Purchases     None          $516,538   None          $36,313      $3,086,328
Sales         None	     317,854   None           38,432       2,380,813

     Gross unrealized appreciation and depreciation of investments for book and tax purposes as of December 31, 1996 were as follows:

              Equity                                 LongTerm     Retirement
              Growth       Bond        Balanced      Income       Income
              ------       ----        --------      --------     ----------
Appreciation  $12,371,787  $175,234    $17,505,183   $32,826      $6,589,985
Depreciation	1,102,399    24,163        835,072    25,699       1,759,845

NOTE 5.  CASH

     As of December 31, 1996, substantially all cash was invested in the Monitor Money Market Fund, bearing interest at a variable rate (approximately 4.9%).

NOTE 6.  CAPITAL LOSS CARRYOVERS

     For 1996, the Company utilized $128,865 and $14,890 of capital loss carryovers in the Equity Growth and Bond Funds respectively. At December 31, 1996, capital loss carryovers and their expiration dates were as follows:

                     Equity                   Long Term      Retirement
                     Growth       Bond        Income         Income
                     --------     ------      ---------      ----------
December 31, 2002    $127,785     $1,070      $5,759         $204,500
December 31, 2003           0          0           0          309,780
December 31, 2004           0          0           0          456,673
                     --------     ------      ---------      ----------
                     $127,785     $1,070      $5,759         $970,953
                     ========     ======      =========      ==========

NOTE 7.  AUTHORIZED SHARES

     The Fund has one billion authorized shares of common stock, par value of $.001 per share. Each of the Fund's five portfolios has 200 million shares authorized.

                  Report of Independent Accountants


To the Board of Directors and Shareholders of Advance Capital I, Inc.


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Bond Fund, Balanced Fund, Long Term Income Fund and Retirement Income Fund (constituting Advance Capital I, Inc., hereafter referred to as the "Company") at December 31, 1996, and the results of each of their operations for the year ended and the changes in each of their net assets and the financial highlights for each of the two years in the periods then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Advance Capital I, Inc. for the years ended December 31, 1992 through December 31, 1994 were audited by other independent accountants whose report dated February 15, 1995 expressed an unqualified opinion on those statements.


/s/ Price Waterhouse LLP

Detroit, Michigan
February 10, 1997

ADDITIONAL INFORMATION (Unaudited)

CHANGE OF ACCOUNTANTS

     Effective May 22, 1995, Correll Porvin & Associates declined to stand for reelection as the Fund's independent accountants. For the period of August 5, 1987 (commencement of operations) to December 31, 1987 and for the years ended December 31, 1988 through December 31, 1994 for the Equity Growth Fund, Bond Fund and Balanced Fund and the years ended December 31, 1993 through December 31, 1994 for the Long Term Income Fund and Retirement Income Fund, Correll Porvin & Associates expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Correll Porvin & Associates prior to their decision not to stand for reelection. On July 27, 1995, the Board of Directors approved Price Waterhouse, LLP as the Fund's independent accountants.

RESULTS OF ANNUAL SHAREHOLDER VOTE

     An Annual Meeting of Shareholders of the COMPANY was held at the Radisson Hotel, 1500 Town Center, Southfield, Michigan, on July 26, 1996 for the following purposes:

     1.  To elect five Directors to hold office until the next
Annual Meeting of Shareholders or until their successors have been elected and qualified.

         Directors Elected at Meeting     Votes For
         ----------------------------     ---------
         Joseph A. Ahern                  14,407,210
         Richard W. Holtcamp              14,367,406
         Harry Kalajian                   14,410,527
         John C. Shoemaker                14,491,427
         Frank R. Zimmerman               14,471,339

     2. To ratify the selection of Price Waterhouse LLP as independent accountants of the COMPANY for the fiscal year ending December 31,1996.

         Votes For:                       14,461,039
         Votes Against:                       30,110
         Votes to Abstain:                    94,407

ADVANCE CAPITAL I, Inc.
                                        ADVANCE CAPITAL I Inc.
                                        An investment company with five funds
INVESTMENT ADVISER:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076



SUB-ADVISER:                            EQUITY GROWTH FUND
(Equity Growth and Balanced Funds)      BOND FUND
T. Rowe Price Associates, Inc.          BALANCED FUND
100 East Pratt Street                   LONG TERM INCOME FUND
Baltimore, Maryland 2102                RETIREMENT INCOME FUND

DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

CUSTODIAN:
Huntington Banks of Michigan
220 Park Street, Suite 100
Birmingham, Michigan 48009

INDEPENDENT ACCOUNTANTS:
Price Waterhouse LLP
200 Renaissance Center
Suite 3900
Detroit, MI 48243

OFFICERS:
John C. Shoemaker, President
Robert J. Cappelli, Vice President & Treasurer
Charles J. Cobb, Vice President
Kathy J. Harkleroad, Secretary

                                        ANNUAL REPORT
BOARD OF DIRECTORS:                     DECEMBER 31, 1996
Joseph A. Ahern
Richard W. Holtcamp
Harry Kalajian
John C. Shoemaker
Frank R. Zimmerman

                              FORM N-1A

                    Part C - Other Information

Item 24.  Financial Statements and Exhibits.
          ----------------------------------

 (a)  Financial Statements.  Included with the Statement of Additional
      --------------------
      Information is the following:

#   (1)	Annual Report for the year ended December 31, 1996.

     All required financial statements are included in Part B.

(b)  Exhibits.
     ---------
    (1)  Articles of Incorporation filed March 6, 1987.

	 (i) Amendment to Articles of Incorporation approved by shareholder vote July 24, 1992.

    (2)  By-laws as approved and adopted by Registrant's Board of Directors.

    (3)	 None.

    (4)  Specimen copy of each security issued by Registrant.

         (i)  Class A Common Shares.

	(ii)  Class B Common Shares.

       (iii)  Class C Common Shares.

        (iv)  Class D Common Shares.

         (v)  Class E Common Shares.


    (5) Investment Advisory Agreement between Registrant and Advance Capital Management, Inc. dated August 3, 1987 and amended July 24, 1992.

         (i)  Board Resolution dated July 24, 1992.

        (ii) Sub-Investment Advisory Agreements between Advance Capital Management, Inc. and T. Rowe Price Associates, Inc. dated December 21, 1993 for Class A and December 17, 1993 for Class C.

    (6) Distribution Agreement between Registrant and Advance Capital Services, Inc. dated August 3, 1987.

         (i)  Board Resolution dated July 24, 1992.

    (7)  None.

    (8) Custodian Agreements between Registrant and Huntington Banks of Michigan dated June 17, 1992 for Class A, Class B and Class C and August 5, 1992 for Class D and Class E.

    (9) Administration and Transfer Agent Agreement between Registrant and Advance Capital Services, Inc. dated April 28, 1987 and amended July 9, 1992.

         (i)  Board Resolution dated July 24, 1992.

        (ii) Administration and Transfer Agent Agreement between Registrant and Advance Capital Group, Inc. dated December 23, 1993.

*  (10)  Opinion and consent of counsel.

   (11)  Other consents.

#        (i)  Consent of Price Waterhouse LLP.

#       (ii)  Consent of Messrs. Berry Moorman.

   (12)  None.

   (13)  Purchase Agreement between Registrant and Investors dated August 3,
         1987.

   (14)  Not applicable.

   (15) Plan of Distribution dated August 3, 1987, approved by shareholders July 22, 1988 and amended January 2, 1992.

         (i)  Board Resolution Dated April 24, 1992.

        (ii)  Board Resolution Dated July 24, 1992.

   (16)  Not applicable.

* Filed under Rule 24f-2 as part of Registrant's Rule 24f-2 notice.

#    Filed with this amendment.

Item 25.  Persons Controlled By or Under Common Control with Registrant.
          --------------------------------------------------------------
          Included in Part B - Statement of Additional Information under the heading of Control Persons and Principal Holders of Securities is a detailed description of the principal holders of securities, including those that own more than 5% and the detailed holdings of directors and officers of the Company.

          The holdings as of April 9, 1997 for Messrs. Raymond Rathka, John C. Shoemaker and Robert J. Cappelli, who are directors and officers of the Registrant's Investment Adviser, Advance Capital Management, Inc. and of the Registrant's transfer agent and administrator, Advance Capital Services, Inc., are included in that section of Part B mentioned in the preceding paragraph.


Item 26.  Number of Holders of Securities
          -------------------------------

		As of April 9, 1997

		Title of Class		Number of Record Holders
                   Class A                       1,466
                   Class B                         108
                   Class C                       1,168
                   Class D                          24
                   Class E                       1,242


Item 27.  Indemnification
          ---------------

     Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1) hereto, and Article VI, Section 2 of Registrant's Bylaws, incorporated by reference as Exhibit (2) hereto, provides for the indemnification of Registrant's directors and officers. Indemnification of the Registrant's principal underwriter is provided for in Section 4 of the Distribution Agreement, incorporated by reference as Exhibit (6) hereto. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which said person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------
     Advance Capital Management, Inc. ("Management") is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management, a registered investment adviser with the Securities and Exchange Commission and the State of Michigan, is a wholly owned subsidiary of Advance Capital Group, Inc.("Group"). Group also owns Advance Capital Services, Inc. ("Services") a financial services company that is a licensed National Association of Securities Dealers, Inc. broker-dealer. The owners of Group and the directors and officers of Services and Management are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies is One Towne Square, Suite 444, Southfield, Michigan, 48076. The chart below shows the ownership and control of these three firms and of the Registrant as well.

Position	Group		Services	Management	Registrant
--------        -----           --------        ----------      ----------
Owner(s)	Cappelli	Group		Group		Shareholders
		Rathka
		Shoemaker

Directors	Cappelli	Cappelli	Cappelli	Ahern, J.A.
		Rathka		Rathka		Rathka		Holtcamp, R.W.
		Shoemaker			Shoemaker	Kalajian, H.
								Shoemaker
								Zimmerman, F.R.

President	Rathka		Cappelli	Shoemaker	Shoemaker

Vice President	Shoemaker	Shoemaker	Cappelli	Cappelli
								Cobb

Treasurer	Cappelli	Rathka		Rathka		Cappelli

Secretary	Shoemaker	Shoemaker	Shoemaker	Harkleroad


Item 29.   Principal Underwriters.
           -----------------------
     Advance Capital Services, Inc.("Services") is a Michigan corporation which was established in 1986 to provide financial
services and broker-dealer services.   Currently, it is not
distributing securities for any other investment companies. The directors and officers of Services are identified in Item 28 above.

Item 30.   Location of Accounts and Records
           --------------------------------
     (1) Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076 (records relating to its functions as investment adviser).

     (2) Advance Capital Services, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as distributor)

     (3) Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as administrator and transfer agent)

     (4) Huntington Banks of Michigan, 220 Park Street, Suite 100, Birmingham, Michigan 48009 (records relating to its functions as custodian).

     (5) Berry Moorman, 600 Woodbridge Place, Place, Detroit, Michigan 48226 (Registrant's Articles of Incorporation and Bylaws).

Item 31.   Management Services.
           -------------------
           Inapplicable.

Item 32.   Undertakings.
           -------------
           None.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.
Registrant

By  /s/ Kathy J. Harkleroad           		      4/22/97
    -------------------------------                   -----------
    Kathy J. Harkleroad - Secretary                   Date


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Principal Executive Officer:

\s\ John C. Shoemaker              			4/22/97
------------------------------                          ---------
John C. Shoemaker - President and Director		Date

Principal Financial Officer:

\s\ Robert J. Cappelli                			4/21/97
------------------------------                          ---------
Robert J. Cappelli - Vice President and Treasurer	Date

Directors:

\s\ Joseph A. Ahern                    			4/30/97
------------------------------                          ---------
Joseph A. Ahern				         	Date

\s\ Richard W. Holtcamp                			4/23/97
------------------------------                          ---------
Richard W. Holtcamp					Date

\s\ Harry Kalajian                   	                4/25/97
------------------------------                          ---------
Harry Kalajian				      	        Date

\s\ Frank R. Zimmerman                 			4/24/97
------------------------------                          ---------
Frank R. Zimmerman					Date